CONFIDENTIAL TREATMENT REQUESTED              Exhibit 10.65

MASTER SERVICES AGREEMENT
BY AND BETWEEN
CUSTOMER AND PROVIDER
This Master Services Agreement (“Master Agreement”) is entered into as of November 1, 2015 (the “Effective Date”), by and between:
1.Sabre GLBL Inc., a Delaware, on behalf of itself and its Affiliates;

AND

2.HP Enterprise Services, LLC, a Delaware limited liability company (“Provider”).

The Parties agree to the terms and conditions set forth in this Master Agreement (including the Exhibits referenced in this Master Agreement), and in each Service Agreement (including the Schedules referenced in each Service Agreement) executed by the Parties that references this Master Agreement. Capitalized terms used herein have the meaning set forth in the “Definitions” Exhibit (Exhibit 1) to this Master Agreement.

Signed for and on behalf of Customer:

Signature:     /s/ Deborah Kerr
Name:     Deborah Kerr
Title:     EVP, Chief Product & Technology Officer
Date: November 20, 2015

Signed for and on behalf of Provider:

Signature:     /s/ Kevin Jones
Name:     Kevin Jones
Title:     Senior Vice President
Date: November 20, 2015

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

TABLE OF CONTENTS

1.	DEFINITIONS			1
2.	CONTRACT DOCUMENTS; STRUCTURE OF AGREEMENT			1
	2.1.	Contract Documents	1
	2.2.	International Agreements	1
	2.3.	Priority	2
	2.4.	Termination of Prior Agreement	3
3.	TERM OF AGREEMENT			3
	3.1.	Term of Master Agreement	3
	3.2.	Term of Service Agreement	4
	3.3.	Extension of Service Agreement	4
4.	THE SERVICES			4
	4.1.	Services	4
	4.2.	New Services	6
	4.3.	Performance and Service Levels	7
	4.4.	Customer Policies	8
	4.5.	Provider to Provide and Manage Necessary Resources	8
	4.6.	Reports	8
	4.7.	Development and Maintenance of Procedures Manual	9
	4.8.	Provider Excused Performance	9
5.	SERVICE LOCATIONS			10
	5.1.	Service Locations; Facilities	10
	5.2.	Use of Customer Facilities	12
	5.3.	Shared Service Locations	13
6.	CONTINUED PROVISION OF SERVICES			14
	6.1.	Disaster Recovery and Business Continuity Services	14
	6.2.	Force Majeure	14
	6.3.	No Payment for Unperformed Services	15
	6.4.	Allocation of Resources	15
7.	COMPLIANCE WITH LAWS			15
	7.1.	Compliance Generally	15
	7.2.	Changes in Laws	16
8.	CHARGES; NEW SERVICES; INVOICES; AND PAYMENTS			17
	8.1.	Charges	17
	8.2.	Invoices	18
	8.3	Taxes	18
	8.4.	Market Currency and Benchmarking Procedures	22
	8.5.	Service Level Credits	22
	8.6.	Rights of Set-Off	22
	8.7.	Disputed Charges/Credits	22
	8.8.	Changes in Customer Business	23
9.	PROVIDER OBLIGATIONS			24
	9.1.	Cooperation and Good Faith	24

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

	9.2.	Services	24
	9.3.	Continuous Improvement	24
	9.4.	Technology; Best Practices	25
	9.5.	No Solicitation	25
	9.6.	Export; Regulatory Approvals	25
	9.7.	Malware	27
	9.8.	Data	27
	9.9.	Services Not to be Withheld	27
10.	REPRESENTATIONS AND WARRANTS			27
	10.1.	Representative and Warranties of Customer	27
	10.2.	Representative and Warranties of Provider	28
	10.3.	Pass-Through Warranties	33
	10.4.	Disclaimer	33
11.	TRANSITION AND TRANSFORMATION			33
	11.1.	Transition Generally	34
	11.2.	Transformation	35
12.	GOVERNANCE			36
	12.1.	Account Governance	36
	12.2.	Provider Client Executive	36
	12.3.	Customer Technical Alliance Manager	37
	12.4.	Provider Client Executive and Customer Technical Alliance Manager Meetings	37
	12.5.	Governance and Committees	37
	12.6.	Technology Governance; New Technology	37
13.	RELATIONSHIP PROTOCOLS			38
	13.1.	Alternate Providers; Provider Cooperation	38
	13.2.	Personnel Resources	39
	13.3.	Use of Provider Agents	42
	13.4.	Contract Management	43
	13.5.	Required Consents	44
	13.6.	Change Control Procedures	44
14.	INSPECTIONS AND AUDITS			46
	14.1.	Audit Rights	46
	14.2.	Audit Procedures	49
15.	TECHNOLOGY; INTELLECTUAL PROPERTY RIGHTS			53
	15.1.	Technology - Allocation and Refresh	53
	15.2.	Customer Materials	53
	15.3.	Provider Materials	54
	15.4.	Proprietary Rights	58
	15.5.	Source Code	59
16.	CONFIDENTIALITY AND DATA			59
	16.1.	Obligations	59
	16.2.	Exclusions	60
	16.3.	Residual Knowledge	61
17.	DATA OWNERSHIP AND SECURITY			61

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

	17.1.	Data Ownership; Customer Data	61
	17.2.	Loss of or Unauthorized Access to Company Information	62
	17.3.	Limitation	64
	17.4.	Data Privacy	65
	17.5.	Legal Support	65
18.	TERMINATION			66
	18.1.	Termination by Customer	66
	18.2.	Termination by Provider	67
	18.3.	Equitable Adjustments in the Event of Termination	68
	18.4.	Winddown Expenses	68
	18.5.	Termination Assistance Services	68
	18.6.	Other Rights Upon Termination	70
	18.7.	Effect of Termination/Survival of Selected Provisions	71
19.	LIABILITY			72
	19.1.	Liability Caps	72
	19.2.	Exclusions; Damages Calculation	74
	19.3.	Remedies	76
20.	INDEMNITIES			76
	20.1.	Indemnity by Provider	76
	20.2.	Indemnity by Customer	79
	20.3.	Indemnification Procedures	81
	20.4.	Customer Assumption of Defense	82
21.	INSURANCE AND RISK OF LOSS			83
	21.1.	Provider Insurance	83
	21.2.	Risk of Property Loss	85
	21.3.	Waiver of Subrogation	85
22.	GOVERNING LAW; DISPUTE RESOLUTION			85
	22.1.	Governing Law	85
	22.2.	Disputes in General	85
23.	GENERAL			86
	23.1.	Relationship of Parties	86
	23.2.	Entire, Updates, Amendments and Modifications	86
	23.3.	Waiver	86
	23.4.	Severability	86
	23.5.	Counterparts	87
	23.6.	Binding Nature and Assignment	87
	23.7.	Notices	87
	23.8.	No Third Party Beneficiaries	91
	23.9.	Rules of Construction	91
	23.10.	Further Assurances	91
	23.11.	Expenses	91
	23.12.	References to Sections, Exhibits, and Schedules	91

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBITS TO THE MASTER AGREEMENT

1    DEFINITIONS
2    FORM OF SERVICE AGREEMENT
3    ACCOUNT GOVERNANCE
4    CHANGE CONTROL PROCEDURES
5    ACCEPTANCE TEST PROCEDURES
6    DISPUTE RESOLUTION PROCEDURES
7    INFORMATION SECURITY REQUIREMENTS
8    MARKET CURRENCY PROCEDURES
9    CUSTOMER POLICIES
10    BACKGROUND INVESTIGATIONS
11    PRIVACY REQUIREMENTS
12     INSURANCE REQUIREMENTS

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

1.DEFINITIONS
All capitalized terms used in this Master Agreement (or any Exhibit hereto) and not defined shall have the meanings set forth in the “Definitions” Exhibit. All capitalized terms used in a Service Agreement (or any Schedule thereto) and not defined shall have the meanings set forth in the “Definitions” Exhibit or in the “Definitions” Schedule to the applicable Service Agreement.
2.    CONTRACT DOCUMENTS; STRUCTURE OF AGREEMENT
2.1.    Contract Documents
(a)    Master Agreement
This Master Agreement, which includes the Exhibits hereto, sets forth the terms and conditions pursuant to which the Parties may enter into Service Agreements for the provision of Services.
(b)    Service Agreements
Services will be provided by Provider in accordance with this Master Agreement and one or more supplements to this Master Agreement entered into by and between Customer (or another member of the Customer Group) and Provider, each substantially in the form of the “Form of Service Agreement” Exhibit, and including the Schedules thereto (each, a “Service Agreement”). The terms and conditions of a particular Service Agreement apply only to such Service Agreement. The Customer Group member executing a Service Agreement hereunder shall be individually liable for its obligations under such Service Agreement, however, with respect to any individual Service Agreement, Customer will remain liable for all members of the Customer Group receiving Services under such Service Agreement, including the Charges therefor.
(c)    Agreement
The term “Agreement” means collectively, the Master Agreement, the Service Agreements, the Procedures Manuals and all Change Orders, which documents are incorporated into the “Agreement” by this reference.
2.2.    International Agreements
(a)    Implementation
To implement the Agreement for Services provided by Provider outside the United States, as mutually agreed to by Customer and Provider, and to implement changes as appropriate to reflect differences in local laws, regulations and taxes or customary business practices or the scope of Services provided in each such country in which a Service Agreement is to be implemented (“Local Differences”): (i) the respective Affiliates of Customer and Provider in each such country may execute an agreement or, in the case of jurisdictions where such an agreement already exists in respect of the Original Agreement

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

or Prior Agreement, an amendment (each, as amended from time to time, an “International Agreement”) acceding to some or all of the terms and conditions of the Agreement in order to document agreed Local Differences or the performance of the Agreement between specific Affiliates of each of Customer and Provider on a local level, or (ii) Customer and Provider may adopt an amendment to the Agreement to be applicable for only specifically agreed countries in order to document agreed Local Differences to be applicable with respect to the performance of the Agreement in each such country. No such International Agreement is intended, nor shall any International Agreement be interpreted, to duplicate, enlarge, reduce or eliminate any responsibilities of either of the Parties under the Agreement except as required by local law or regulation. Performance or fulfillment by a Party or, on behalf of Provider by its delegate, of any obligation under the Agreement shall be considered performance or fulfillment of the corresponding obligation under the relevant International Agreement. Performance or fulfillment of any obligation by a party to the relevant International Agreement shall be considered performance or fulfillment of the corresponding obligation under this Agreement. Correspondingly, any defense, excuse or remedy available under the Agreement shall be available as a defense, excuse or remedy to the corresponding obligation under any International Agreement, provided that any such defenses, excuses or remedies and any and all claims under any International Agreement shall be exercised, invoked or asserted exclusively by the Parties to the Agreement under the procedures set forth in the Agreement. Any claim, defense, excuse or remedy available under any International Agreement shall be available to the Parties as a claim, defense, excuse or remedy to the corresponding obligation under the Agreement, provided, however, that the Parties hereby waive, to the fullest extent permitted by law, any claims, defenses, excuses or remedies available under local law of the country in which the International Agreement is to be performed and not set forth in the Agreement or the International Agreement at issue or otherwise provided by the laws of the United States or the State of Texas. Except as mandated by local laws or regulations, any International Agreements entered into are not intended to change in any substantive manner the terms and conditions of the Agreement, and any such purported changes shall not be effective without a written agreement between Customer Technical Alliance Manager and Provider Client Executive.
(b)    Original Agreement and Prior Agreement
After the Effective Date, if either Party perceives the need therefor, the Parties agree to discuss in good faith the implementation of additional International Agreements or additional amendments to the Agreement to document Local Differences. The Parties agree and acknowledge that references to the Prior Agreement (as defined below) in each International Agreement shall be deemed to be references to this Agreement after the Effective Date, and that the Parties will take any steps reasonably necessary to carry out this intent in the local jurisdictions (if any).
2.3.    Priority
In the event of a conflict: (i) the terms of this Master Agreement shall govern over the terms of the Exhibits; (ii) the terms of a Service Agreement shall govern over the terms of its

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedules; (iii) the terms of this Master Agreement shall govern over the terms of each Service Agreement, unless the Service Agreement expressly and specifically notes the deviation(s) from the terms of this Master Agreement on a “Deviations From Master Agreement” Schedule to such Service Agreement; and (iv) this Master Agreement and the applicable Service Agreement(s) shall govern any Change Order, unless the Change Order expressly and specifically references the provisions of such documents which are to be superseded or amended.
2.4.    Termination of Prior Agreement
Customer and Provider are parties to that certain Second Amended and Restated Information Technology Services Agreement, dated January 31, 2012, as amended and including the Schedules thereto (the “Prior Agreement”). The Parties hereby agree that, as of the Effective Date of this Master Agreement, the Prior Agreement is hereby terminated in its entirety and all outstanding Project Plans issued thereunder (“Prior Project Plans”) shall be amended and restated to be Project Plans under Service Agreement No. 1 (“Restated Project Plans”). Pursuant to Section 13.1 of the Prior Agreement, those provisions of the Prior Agreement that would require survival in order to give it full force and effect after termination of the Prior Agreement shall so survive, but only with respect to the Parties’ respective rights and obligations pertaining to periods during the term of the Prior Agreement. [ * * * ]
For the avoidance of doubt, neither Party, as a result of entering into this Master Agreement, will be deemed to have waived, or to have released the other Party from, any claim, issue or dispute arising after the Effective Date of this Master Agreement but relating to periods during the term of the applicable Prior Agreement, which such claims, issues or disputes shall be governed by the Prior Agreement (except as otherwise set forth in this Agreement). Except as expressly set forth in the preceding sentence, the Agreement shall govern all other claims, issues and disputes hereunder arising after the Effective Date. Notwithstanding anything to the contrary herein or in the Prior Agreement, any Company Information of one Party or its Affiliates that is, as of the Effective Date of this Master Agreement, in the possession of or under the control of the other Party shall become subject to the terms of Section 16 of this Master Agreement.
3.    TERM OF AGREEMENT
3.1.    Term of Master Agreement
Unless earlier terminated in accordance with the provisions of this Master Agreement, this Master Agreement will commence as of the Effective Date and will remain in effect until the later of: (i) December 31, 2022; or (ii) the anniversary of the first date on which no Service Agreement is in effect between the Parties (the “Term”).

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3.2.    Term of Service Agreement
The term for each Service Agreement shall be as set forth therein, unless such Service Agreement is earlier terminated or extended in accordance with the provisions of this Master Agreement or such Service Agreement (the “Service Agreement Term”).
3.3.    Extension of Service Agreement
Customer may, at its sole option, extend the Service Agreement Term for a particular Service Agreement for up to three additional terms of up to 12 months each (each, an “Extension Period”), by providing Notice to Provider at least 60 days prior to the scheduled expiration of the then-current Service Agreement Term. Any such Extension Period shall be on the terms, conditions and pricing in effect at the time of the commencement of such Extension Period, subject to any annual cost of living or other adjustment provided for in the “Charges” Schedule to such Service Agreement, and shall be considered an extension of the Service Agreement Term.
4.    THE SERVICES
4.1.    Services
(a)    Obligation to Provide Services
Starting on the Commencement Date of each Service Agreement and continuing throughout the Service Agreement Term, Provider shall provide the Services to Customer and to other members of the Customer Group designated by Customer. The Parties acknowledge and agree that there are functions, responsibilities, activities and tasks not specifically described in the Agreement that are required for the proper performance and provision of the Services and are a necessary, customary part of the Customer Group’s business or an inherent part of, or a necessary sub-part included within (i) any New Service, or (ii) with respect to the Services provided under Service Agreement No. 1, any Service as of the Effective Date that is consistent with historical practices and, with respect to Services provided under any other Service Agreement, the Commencement Date of the applicable Service Agreement. Such functions, responsibilities, activities and tasks, shall be deemed to be implied and included within the scope of the Services to the same extent and in the same manner as if specifically described in the Agreement, and shall include (without limitation) all of the services, functions, processes, and responsibilities performed by Provider under the Prior Agreement at any time during the twelve (12) month period prior to the Effective Date unless and when (A) expressly changed in this Agreement or (B) clearly no longer applicable due to the changes in the Services under the Transformation Plan or other evolution of Services hereunder.
(b)    Affiliate Participation

(i)
If Customer or any Affiliate of Customer merges with or otherwise acquires a Person or assets from a Third Party (an “Acquired Business”), then, at Customer’s election, such Acquired Business will become subject to this

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Agreement as a member of the Customer Group and: (i) the Services shall be provided to the Acquired Business; and (ii) (A) the Charges shall be adjusted in accordance with the terms of the Agreement and the applicable charging methodologies; or (B) if there are material changes in volumes of Services requested, the costs to deliver the Services, or the manner in which Services are delivered, resulting from the integration of such Acquired Business that are not contemplated by clause (A), the Parties will renegotiate in good faith all affected Charges to account for those material changes in accordance with the Change Control Procedures. Charges for the integration of such Acquired Business will be handled on a Project basis, according to the terms and pricing under the applicable Service Agreement. If the Acquired Business is a party to an agreement with Provider and the services under such agreement are integrated with the Services, then any termination charges under such agreement shall be waived.

(ii)
If Customer or any Affiliate of Customer divests or no longer Controls one or more Affiliates or other asset, operation or entity that was receiving Services under the Agreement (a “Divested Business”), then, at Customer’s election, Provider shall continue to provide Services to such Divested Business, pursuant to a subcontract between Customer and the Divested Business, for the period requested by Customer, not to exceed 24 months after the closing date of such transaction (the “Divestiture Period”). Provider shall provide the Services to the Divested Business in accordance with the terms and conditions (including pricing) of the Agreement (the terms of which, notwithstanding anything to the contrary set forth in the Agreement, may be disclosed to such Divested Business and its acquirer). Customer will continue to be responsible for the Divested Business under the Service Agreement, including the Charges for such Services (based on existing charging methodologies), unless Provider and the Divested Business (or the acquirer of such Divested Business) enter into a separate agreement for provision of such Services. In such event, or upon the conclusion of the Divestiture Period, the applicable Service Agreement(s) shall be modified to reflect the reduction in Services and Charges.

(c)    Authorized Recipients
Customer Group’s rights under this Agreement include, without limitation, the right for Customer Group to: (i) include any Services in, or use any Services to offer or provide, any offering of products, services, information or associated access rights that are offered or provided by Customer Group to Authorized Recipients (or to perform contractual obligations to Authorized Recipients); or (ii) use any Services to receive products, services, information or associated access rights from Authorized Recipients (or to receive performance of contractual obligations by Authorized Recipients). Customer shall be responsible to Provider for any such use or access by Authorized Recipients.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

4.2.    New Services
(a)    Procedures
If Customer requests that Provider perform any New Services reasonably related to the Services or other services generally provided by Provider, Provider shall, after receiving each request for New Services from Customer, either (i) promptly provide Notice to Customer that Provider will not bid on the New Services (each, a “No Bid”), or (ii) prepare, at no additional charge to Customer, a New Services proposal for Customer’s consideration within ten Business Days of Customer’s request (unless a longer period of time is agreed upon by the Parties). Provider’s New Services proposal shall include the elements set forth in Section 4.2(b) below, unless otherwise agreed by the Parties. Customer may accept or reject any New Services proposal in its sole discretion and Provider shall not be obligated to perform any New Services to the extent the proposal is rejected. If Customer accepts Provider’s proposal, Provider will perform the New Services and will be paid in accordance with the proposal submitted by Provider, or other terms as may be agreed upon by the Parties, and the applicable provisions of the Agreement. Upon Customer’s acceptance of a New Services proposal, the scope of the Services will be expanded to include such New Services and such accepted New Services proposal will be documented in a Change Order or in a new Service Agreement, as applicable. Notwithstanding any provision to the contrary: (i) Provider shall act reasonably and in good faith in formulating its pricing proposal, (ii) Provider shall use commercially reasonable efforts to identify potential means of reducing the cost to Customer, including utilizing Provider Agents as and to the extent appropriate, (iii) such pricing proposal shall be no less favorable to Customer than the lowest pricing and labor rates set forth in the Agreement for comparable or similar Services, and (iv) such pricing proposal shall take into account the existing and future volume of business between Customer and Provider.
(b)    New Service Proposal
Provider’s proposal for New Services requested by Customer shall include the following, as applicable:

(i)	a detailed description of the implementation services and on-going services that Provider anticipates performing in connection with such New Services;

(ii)	a commercially reasonable schedule and Transition Plan for implementing the New Services;

(iii)
Provider’s proposed charges for such New Services (in accordance with Section 4.2(a)), including a detailed breakdown of any such charges (which shall be quoted as a fixed fee or on a “time and materials” basis, as requested by Customer);

(iv)	an estimate of Provider’s human resources necessary to provide such new Services, including implementation and on-going services;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(v)	a description of any new or additional Software, tools, Equipment or other resources required for Provider to implement and provide such New Services; and

(vi)	any other information reasonably requested by Customer.

4.3.	Performance and Service Levels

(a)	Service Levels
Provider agrees that the performance of the Services will meet or exceed each of the applicable Service Levels set forth in the “Service Level Agreement” Schedule to each Service Agreement, subject to the limitations and in accordance with the provisions set forth in the Agreement. In addition, Provider will, on a continuous basis, and at no additional charge (i) identify ways to improve the Service Levels and (ii) identify and apply proven techniques and tools from other installations within its operations that would benefit Customer Group either operationally or financially. Any changes to the Service Levels are subject to Customer’s approval. Provider will provide all Services without expressly defined Service Levels with at least the same degree of accuracy, quality, completeness, timeliness, responsiveness and efficiency as the level provided prior to the Effective Date by or for Customer Group. Provider will perform all tasks necessary to complete the Services in a timely and efficient manner, using standard methodology and tools.
(b)    Modification of Service Levels
The Service Level Agreement for each Service Agreement will include procedures for implementing changes, modifications, deletions and replacements of and additions to, the Service Level and associated Service Level Credits.
(c)    Performance Monitoring
Provider shall implement and operate all measurement and monitoring tools and procedures required to measure and report its performance relative to the applicable Service Levels, such that such measurement and reporting is clear and unambiguous and reasonably supported by objective data. To the extent not specified in the Service Level, Provider will use market standard measurement and monitoring tools where available, so long as such measurement and reporting tools provide clear and unambiguous reporting reasonably supported by objective data. The Service Level measurement, monitoring and reporting processes will be subject to audit by Customer in accordance with Section 14.
(d)    Performance Reports
Each Service Level will be measured on at least a monthly basis, unless otherwise indicated in the applicable Service Agreement. Provider shall provide, as part of Provider’s monthly performance reports, a set of hard- and soft-copy reports to verify Provider’s performance and compliance with the Service Levels (“Performance Reports”). Provider

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shall provide Customer Group access to any details or supporting information used to generate such Performance Reports.
4.4.    Customer Policies
Provider shall perform the Services in accordance with all policies and procedures of general application of Customer Group as set forth in the “Customer Policies” Exhibit, (collectively, “Customer Policies”) and, subject to the Change Control Procedures, such amendments, updates and changes thereto, as published by Customer Group from time to time. For the avoidance of doubt, the Change Control Procedures shall govern the method of implementation and pricing with respect to amendments, updates and changes to the Customer Policies, but will not grant Provider any right to refuse to implement changes necessary to comply with amendments, updates and changes to the Customer Policies.
4.5.    Provider to Provide and Manage Necessary Resources
Except as otherwise provided in the Agreement, Provider will have the responsibility and obligation to provide and administer, manage, support, maintain and pay for all resources (including personnel, hardware, software, facilities, furniture, fixtures, Equipment, space and all upgrades, improvements, replacements services and other items, however described) necessary or appropriate for Provider to provide, perform and deliver the Services.

4.6.	Reports
Provider will provide those reports generally identified in the Agreement, including in the “Reports” Schedule to each Service Agreement, and such additional reports as agreed by the Customer Technical Alliance Manager and the Provider Client Executive during the Transition period and from time to time during the applicable Service Agreement Term (“Reports”), in accordance with the requirements (including any timing requirements) set forth in the Agreement, including in the “Reports” Schedule to each Service Agreement. Such Reports shall include: (i) reports detailing Provider’s compliance with the Agreement, including the Performance Reports, and Provider’s compliance with its responsibilities under the Service Agreement(s), Provider’s regulatory requirements, Customer Compliance Requirements, Security Requirements, and such other aspects of the Services that Customer reasonably requests; and (ii) reports regarding Software compliance, Asset inventory, Software usage and Asset usage. For any Reports to be provided with a frequency of monthly or longer, such Reports and other documentation must be available in electronic format and provided to Customer in accordance with the agreed schedule for such Reports. With regard to Reports documenting Provider’s performance, Provider will set forth any deviations from the performance requirements and include a plan for corrective action where such deviations are material. Provider will provide those Reports identified in the “Reports” Schedule as being “current” or “standard” during the first month following the applicable Commencement Date. Provider will provide all other reports identified in the “Reports” Schedule within the time frame identified therein or, if not identified, within 60 days of the applicable Commencement Date, except to the extent that such Reports are to be provided less frequently than monthly, which Reports will be provided at the next scheduled time thereafter.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

4.7.	Development and Maintenance of Procedures Manual
The operational policies and procedures applicable to the provision of the Services described in each Service Agreement shall be set forth in an operational procedures manual to be developed by Provider in accordance with the “Procedures Manual Requirements” Schedule and the “Transition” Schedule, subject to the review and written approval of Customer (each, as approved by Customer, a “Procedures Manual”). Provider will be responsible for the preparation, accuracy, maintenance and currency of the Procedures Manuals and will prepare and provide to Customer, in both print and electronic formats, proposed updates thereto as necessary to reflect any substantive changes therein or improvements thereto within a reasonable time prior to the implementation of such changes. Either Party may, from time to time, request updates or amendments to the Procedures Manuals. Changes to the Procedures Manuals will be made in accordance with the Change Control Procedures. Provider will perform its obligations under this Section 4.7, including any obligations required through the Change Control Procedures, at no cost to Customer. To the extent any portion of the Procedures Manuals does not constitute Work Product, and notwithstanding any other provisions in the Agreement to the contrary, Provider hereby grants to Customer Group an irrevocable, perpetual, nonexclusive, worldwide, paid-up license to use, execute, operate, reproduce, display, perform, modify, develop, and personalize the Procedures Manuals.

4.8.	Provider Excused Performance
Except as provided in the remainder of this Section, Provider shall be responsible for the performance of the Services in accordance with the Agreement even if such Services are actually performed or dependent upon services performed by Provider Agents or Third Party Providers for whom Provider is financially or operationally responsible under the Agreement. Customer will perform its duties, obligations and responsibilities (“Responsibilities”) set forth in the Agreement. An act (other than in accordance with this Agreement), error or omission by Customer (or by a third party supplier independently hired by Customer in connection with performance of a Responsibility), or a failure by Customer to perform any Responsibilities (in each instance, a “Customer Failure”), will excuse Provider’s obligation to perform its obligations under the Agreement only if and to the extent Provider: (i) provides Notice to Customer of such Customer Failure within 72 hours after it first knew of, or should have known of (given the scope of its responsibilities), such Customer Failure (which Notice shall describe the effect of such Customer Failure on Provider’s performance); (ii) provides Customer with every reasonable opportunity to correct such Customer Failure and mitigate the effect of such Customer Failure on Provider’s performance; (iii) demonstrates that such Customer Failure was the direct cause of Provider’s inability to perform and that neither Provider nor any Provider Agent contributed to or caused such Customer Failure; (iv) identifies and pursues all commercially reasonable means to avoid or mitigate the impact of such Customer Failure; and (v) uses commercially reasonable efforts to perform notwithstanding such Customer Failure. Provider’s sole remedy for any Customer Failure shall be the excuse provided for in this paragraph.
5.    SERVICE LOCATIONS

5.1.	Service Locations; Facilities

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(a)    Service Locations
Provider shall support, and provide Services to, the Service Locations specified in the applicable Service Agreement.
(b)    Facilities
Provider shall provide the Services only at or from the Facilities specified in the applicable “Facilities” Schedule.
(c)    Offshore Plan
Each Service Agreement that contemplates the provision of Services from any offshore Facilities shall include an offshore plan as part of the “Facilities” Schedule that provides, in reasonable detail: (i) the specific Services to be provided at each offshore Facility; (ii) the percentage of each Service that will be migrated to such offshore Facility; (iii) the timeframe within which each Service will migrate from the onshore Facility to such offshore Facility; (iv) the quality control and risk mitigation procedures to be followed by Provider in migrating Services offshore; and (v) any other relevant detail agreed upon by the Parties (the “Offshore Plan”). Provider is not required to obtain Customer’s approval to migrate Services offshore to the extent such migration is part of the Offshore Plan and is conducted in accordance with the Offshore Plan. Any material changes to the Offshore Plan will be subject to the Change Control Procedures.
(d)    Other Offshore Considerations
In addition to the above, the Offshore Plan may include a maximum percentage of each Service that may be migrated to a particular offshore Facility. In such event, Provider may continue to migrate such Services (up to the maximum percentage) from an onshore Facility to such offshore Facility upon Notice to Customer (but without requiring Customer approval), even if such migration occurs after the date set forth in the Offshore Plan, provided the migration is in accordance with the other requirements of the Offshore Plan, including the quality control and risk mitigation procedures.
(e)    Storage and Processing of Customer Data
[ * * * ]. For the avoidance of doubt, Provider may Process any Customer Data which is not Personally Identifiable Information solely at or from a Facility. In addition to and without limitation of the foregoing, any and all Processing of Customer Data by Provider and Provider Agents shall be limited to such Processing as is necessary to perform and provide the Services to Customer Group and to otherwise fulfill Provider’s obligations under the Agreement.
(i)    Facility Relocation
The Parties shall use the Change Control Procedures to add, change or delete Facilities (each, a “Facility Relocation”), provided, however, that Customer may withhold

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its consent, in its sole discretion, (i) to any Facility Relocation involving a Data Center (or any physical assets within the Data Center or any Services provided via operation of those physical assets); (ii) as set forth in paragraph (e) above with respect to storage or Processing of Personally Identifiable Information. In connection with any proposed Facility Relocation or Service Relocation, Provider shall address in writing to Customer the impact of any such move on Customer (including cost and timing of any such move and any potential impact of such move on the Disaster Recovery Services).
(g)    Services Relocation
The Offshore Plan may include a list of those Services that are approved for Provider performance at or from each Facility. The Parties shall use the Change Control Procedures to move Services to another Facility (a “Service Relocation”) and any such move shall require Customer’s prior written consent, in its reasonable discretion and in accordance with the Change Control Procedures, unless such Service Relocation is provided for and conducted in accordance with the Offshore Plan, in which case Provider shall Notify Customer prior to the Service Relocation, but no such consent from Customer shall be required. Provider shall be financially responsible for all additional costs, taxes or expenses resulting from any Provider-initiated Facility Relocation, Service Relocation or relocation to an Alternate Facility (as defined in the applicable Offshore Plan), including any costs or expenses incurred or experienced by Customer Group as a result of such relocation. Customer shall be financially responsible for all additional costs, taxes or expenses resulting from any Customer-initiated Facility Relocation or Service Relocation. The consent requirements of this Section 5.1(g) are in addition to and without limitation of the other consent requirements set forth in this Section 5.
(h)    Physical Safety and Security
Provider will maintain and enforce at the Provider Facilities physical safety and security procedures that are at least equal to industry standards for locations similar to the Provider Facilities and any higher standard agreed on by the Parties, and that otherwise comply with the Security Requirements.
(i)    Offshore Facilities; Customer-Required Relocation.

(i)
Without limitation of the other provisions of this Section 5, no Services will be provided in any offshore Facility without the prior written consent of Customer, in its reasonable discretion (or, in those cases in which Customer’s sole consent is required, in its sole consent), unless and to the extent specified in the “Facilities” Schedule. Provider will be responsible for obtaining any and all necessary approvals, and for complying with any and all necessary approvals, and for complying with any and all applicable Laws, including any export and import control Laws, associated with providing Services from an offshore Facility, in each case to the extent applicable to Provider.

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(ii)
Customer may require a Facility Relocation upon: (a) the occurrence or threat of one or more acts of terrorism in any jurisdiction in which a Provider Facility is located; or (b) the declaration or initiation of war (digital or physical) or acts related to war (digital or physical) or the threat thereof, in or related to any jurisdiction in which a Provider Facility is located, where Customer determines in its reasonable and good faith discretion that the events in (a) or (b) will: (y) cause or reasonably threaten to cause material damage or disadvantage to Customer Group, or any Assets, business or personnel of Customer Group; or (z) materially limit or reasonably threaten to materially limit Provider’s ability to provide such Services or Customer Group’s ability to receive and use such Services (“Customer Required Relocation”). In such event, the Parties will use the Change Control Procedures to document the relocation and any costs or Charges adjustments in connection with same. Both Parties will use commercially reasonable efforts to minimize costs and expenses incurred in connection with the foregoing.

(j)    Changes to Service Locations
At any time during the Service Agreement Term, Customer may add, change or remove a Service Location and, in accordance with the applicable “Service Description” Schedule, and the Change Control Procedures, Provider shall assist Customer with such addition, change or removal in accordance with this Section 5.1.
5.2.    Use of Customer Facilities
Customer shall provide Provider with access to and the use of Customer Facilities identified in the applicable Service Agreement for the periods and Services specified therein, subject to the following:
(a)    Customer Facility Restrictions

(i)	Provider may occupy such space solely for purposes of providing the Services and not for the provision or marketing of services to other customers of Provider.

(ii)
In the use of such space, Customer agrees to supply reasonable office services and supplies, such as water, sewer, heat, lights, air conditioning, electricity and office equipment for Provider Personnel; provided, however, that Provider Personnel will supply their own cell phones and internet access. Office space will be provided in accordance with Customer’s space standards, which Customer may revise from time to time in its sole discretion.

(iii)
Provider will be solely responsible for the conduct, welfare and safety of the Provider Personnel while in Customer Facilities and will take all necessary precautions to prevent the occurrence of any injury to persons or property or

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any interference with Customer Group’s operations while occupying such space.

(iv)
When working at any Customer Facility, Provider Personnel will comply with Customer Group’s security, information security, administrative, safety and other rules, regulations, policies and procedures, including the Security Requirements. Customer will make such policies and procedures available to Provider prior to Provider Personnel entering any Customer Facility, and will notify Provider of any subsequent modifications or amendments thereto.

(v)
No interest in any such Customer owned or leased Facility is conferred upon Provider beyond the limited right to use such Facility for purposes of the Agreement. Provider will not take any action that results in the placement of any lien on any Customer Facility or any Customer Group property.

(vi)
Provider recognizes that Customer Group’s resources, including office equipment and supplies, computer software and hardware, and data/voice/image storage and transmission equipment, are intended for Customer Group business use only. Provider shall use any such resources only in connection with the performance of Services under the Agreement.

(vii)
Provider recognizes that Customer does not guarantee the privacy or security of documents and messages stored in Customer Group-owned files, desks, storage areas, or electronic media and that Provider shall have no expectation of privacy or security in such documents and messages. Customer Group personnel shall have access to information stored in or on property or equipment owned or leased by Customer Group.

(b)	No Warranty
THE CUSTOMER FACILITIES ARE PROVIDED BY CUSTOMER TO PROVIDER ON AN AS-IS, WHERE-IS BASIS. CUSTOMER EXPRESSLY DISCLAIMS ANY WARRANTIES, EXPRESS OR IMPLIED, AS TO THE CUSTOMER FACILITIES, OR THEIR CONDITION OR SUITABILITY FOR USE BY PROVIDER.

5.3.	Shared Service Locations
If (i) Provider provides the Services to Customer Group from a Provider Facility that is shared with a Third Party or Third Parties or from a Provider Facility from which Provider provides services to a Third Party or Third Parties, or (ii) any part of the business of Provider or any such Third Party is now or is in the future competitive with any part of the business of Customer Group, then Provider shall develop a process, subject to Customer’s written consent, to restrict physical and logical access in any such shared environment to Customer Group’s Company Information so that Provider Personnel providing services to any competitor of Customer Group do not have access to Customer Group’s Company Information. Such process shall be in compliance with Section 16.

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6.    CONTINUED PROVISION OF SERVICES

6.1.	Disaster Recovery and Business Continuity Services
(a)    Disaster Recovery Services
Disaster Recovery Services and responsibilities shall be provided pursuant to a Service Agreement and subject to the applicable Charges set forth therein.
(b)    Disaster
Upon Provider’s determination that a disaster or business disruption has occurred or is imminent, Provider shall promptly notify Customer and undertake all applicable actions and precautions required pursuant to the “Disaster Recovery and Business Continuity Requirements” Schedule, or the applicable disaster recovery or business continuity plan developed pursuant thereto, and diligently pursue them as necessary to avoid or, if unavoidable, minimize any interruption of Services. During any disaster, Provider will notify Customer at least daily of the status of the disaster or business disruption. Upon completion of a disaster or business disruption, Provider will, as soon as reasonably practicable, provide Customer with an incident report detailing the reason for the disaster or business disruption and all actions taken by Provider to resolve the disaster or business disruption.

6.2.	Force Majeure
(a)    Generally
If and to the extent that a Party’s performance is prevented or delayed as a result of a Force Majeure Event, then the affected performance will be excused for so long as the Force Majeure Event continues to prevent or delay performance and the Party continues efforts to recommence performance to the extent possible without delay, including through the use of alternate sources and workaround plans. The affected Party will promptly notify the other Party verbally (to be confirmed in writing within 24 hours of the inception of the delay), describing the Force Majeure Event and the affected performance obligations in reasonable detail, and shall thereafter provide the other Party with daily updates (and more frequent updates if requested) as to the status of its efforts to recommence performance and Notice upon conclusion of the Force Majeure Event.
(b)    Alternate Source
If any Force Majeure Event substantially prevents, hinders, or delays performance of the Services necessary for the performance of Customer Group’s critical functions for more than three consecutive days or a total of five days within any 30-day period, then Customer may:

(i)
procure such Services from an alternate source until Provider is able to provide the Services. During the Force Majeure Event, Customer shall not be obligated to pay the Charges or any other amounts to Provider for the

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relevant Services, and, to the extent that payments charged by the alternate source for such replacement services exceed what Provider’s Charges hereunder for the Services so provided would have been, Provider and Customer will equally share such incremental charges until such time as Provider is able to restore the Services and meet the Service Levels, but in no event for more than 180 days; and

(ii)
both Parties shall use commercially reasonable efforts to minimize any charges to be incurred from an alternate source. At such time as Provider is able to restore the Services and meet the Service Levels, Provider shall no longer be obligated to pay an alternate source for the provision of Services to Customer Group.

(c)    Non-Excused Obligations
Notwithstanding Section 6.2(a) or 6.2(b), Force Majeure Events do not excuse any of Provider’s disaster recovery and business continuity obligations under Section 6.1 or its obligations to meet the Security Requirements, except to the extent such failure to meet Provider’s disaster recovery or business continuity obligations is the direct result of the Force Majeure Event and provided Provider continues to use commercially reasonable efforts to mitigate the impact or consequence of the event on Customer Group and to recommence performance whenever and to whatever extent possible without delay. In no event shall the non-performing Party be excused under this Section 6.2 for (i) any non-performance of its obligations under the Agreement having a greater scope or longer period than is justified by the Force Majeure Event; or (ii) the performance of obligations that should have been performed prior to the Force Majeure Event.
6.3.    No Payment for Unperformed Services
Customer is not required to pay for those Services that are not performed, whether because of a disaster, Force Majeure Event or otherwise, regardless of whether such non-performance is excused.
6.4.    Allocation of Resources
Whenever a Force Majeure Event or a disaster causes Provider to allocate limited resources among Provider’s customers, Provider will not give other customers to which Provider provides a similar scope of services priority over Customer or redeploy or reassign any Key Personnel (except as permitted under this Agreement) to another Provider customer.
7.    COMPLIANCE WITH LAWS
7.1.    Compliance Generally
(a)    Compliance with Laws

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Provider shall perform the Services in compliance with:

(i)	all Laws applicable to Provider as a provider of data processing services in its performance and delivery of the Services;

(ii)
all Laws (including any guidance, bulletins, white papers, pronouncements, reports or similar communications issued by any Governmental Authority or applicable self-regulatory or industry body, that have the force of law or are treated in the industry as having the force of law, [ * * * ]) applicable to the portion of the operations of Customer Group performed by Provider as part of the Services, just as if Customer Group performed the Services themselves, as interpreted, augmented and modified by the Customer Compliance Directives (collectively, the “Customer Compliance Requirements”); and

(iii)	subject to the provisions of Section 7.2 below, all Customer Compliance Directives issued to Provider by Customer in writing.
(b)    Privacy Laws
Without limiting Provider’s other obligations under this Section 7, Provider (i) acknowledges that the Customer Data may be subject to Privacy Laws, and (ii) will comply with all Privacy Laws applicable to the Customer Data and the Services, as more particularly set forth in the “Privacy Requirements” Exhibit.
7.2.    Changes in Laws
Provider and Customer will work together to identify the effect of changes in Laws or Customer Compliance Requirements on the provision and receipt of the Services and will promptly discuss the changes to the Services, if any, required to comply with all Laws and Customer Compliance Requirements. Any changes required as a result of a change in Laws shall be implemented in accordance with the provisions of Sections 7.2(a) and 7.2(b) and the Change Control Procedures.
(a)    Provider Laws
Provider shall conform the Services in a timely manner to any changes in Laws referred to in Section 7.1(a)(i) at no additional charge to Customer.
(b)    Customer Compliance Requirements
Provider shall conform the Services in a timely manner to any change in Customer Compliance Requirements (including new or revised Customer Compliance Directives), subject to Customer’s approval as to the manner of such conformance. Provider is authorized to act and rely on each Customer Compliance Directive in the performance and delivery of the Services.

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(i)	With respect to any such modifications in Customer Compliance Requirements, [ * * * ]

(ii)
In a quote submitted to Customer for review and acceptance, Provider shall identify the changes to the Services necessary to comply with such new or revised Customer Compliance Requirement and propose a method of integrating such changes, pursuant to the Change Control Procedures. Such changes shall: (x) be integrated in a cost-effective manner and without unnecessary disruption of Customer Group’s ongoing operations (as modified by such changes); (y) equitably account for any efficiencies, economies or reduced or increased resource requirements resulting from any changes in the Services (including any efficiencies resulting from Provider’s implementation of applicable changes for its other affected customers) or Service Levels resulting from such changes; and (z) include modified Charges that have been determined based on the rates agreed in the applicable Service Agreement and where no such rates are agreed, on a commercially reasonable basis consistent with the other Charges.

8.    CHARGES; NEW SERVICES; INVOICES; AND PAYMENTS
8.1.    Charges
In consideration of the Services under each Service Agreement, Customer will pay Provider the Charges set forth in the “Charges” Schedule to each Service Agreement, which will include the payments and payment-related terms. Except as expressly set forth in the Agreement, including the “Charges” Schedule, to the applicable Service Agreement, no other amounts are payable under the Agreement. Undisputed Charges are due and payable 60 days after receipt of invoice from Provider. Customer’s payment shall be made by wire transfer to an account designated by Provider. Any unused credits against future payments (including Service Level Credits) owed to either Party by the other pursuant to a Service Agreement will be paid to the applicable Party within 60 days after the expiration or termination of the Service Agreement.

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8.2.	Invoices
Provider will invoice the Charges under each Service Agreement as set forth in the “Charges” Schedule, with invoices to include such detail as provided in the Service Agreement. No invoice for Charges for any of the Services shall be delivered to Customer until after the Services that are the subject of such invoice have been provided to Customer Group. However, any Services that are expressly stated in the applicable “Charges” Schedule as prepaid or paid in advance shall be excluded from the limitation of this provision to the extent, but only to the extent, expressly set forth in the Agreement. Provider shall not invoice, and Customer is not liable to pay, any Charges not invoiced within 90 days (or 180 days with respect to any Pass Through Charges) after the end of the month to which such Charges correspond. [ * * * ]

8.3.	Taxes

(a)	Responsibility
Customer shall be responsible and liable for Taxes arising from any provision of services or any transfer or lease of property by Provider to Customer, or imposed on any Charges, pursuant to this Agreement. Provider shall be responsible for all Taxes that are imposed on acquisition, ownership, or use of property or services by Provider or a Provider Affiliate in the course of providing property or services to Customer, it being understood and agreed that this provision shall not relieve Customer of its responsibility and liability for Taxes under this Section 8.3(a) which are imposed upon any transfer or lease of such property from Provider to Customer. Customer shall not be responsible for any Taxes (i) on Taxes previously paid or incurred by Provider or a Provider Affiliate, (ii) on Taxes imposed by a third party where Provider or a Provider Affiliate is acting as an agent and Customer has the responsibility to pay Taxes on charges associated with Managed Agreements; (iii) that are non-recoverable by Customer based on failure by Provider or a Provider Affiliate to register in foreign jurisdictions or provide an invoice in compliance with applicable law; or (iv) arising from the provision of services or the transfer or lease of property that are erroneously charged by Provider or a Provider Affiliate or third party provider where Provider or a Provider Affiliate serves as a pass through agent and are otherwise nontaxable or exempt under applicable Tax law. Customer shall be responsible and liable for all customs fees, duties and tariffs imposed on the importation of any goods provided by Provider or any Provider Affiliate to Customer or any Customer Affiliate hereunder. Provider shall be responsible and liable for all value added taxes, goods and services taxes, and similar types of taxes in the nature of a value added or goods and services tax, which are imposed upon the importation into any taxing jurisdiction of any property by Provider or a Provider Affiliate.
(b)    Withholding Taxes
If a member of the Customer (i) receives notice or other instructions from a taxing authority that such Customer member is required to withhold Withholding Taxes or (ii) otherwise reasonably believes that it is required under applicable law to withhold Withholding Taxes from payments to Provider or any Affiliate of Provider, Customer (or

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such Customer member) may withhold Withholding Taxes from such payments, in which case it will timely (a) remit such Withholding Taxes to the appropriate taxing authority and (b) provide to Provider copies of official tax receipts or other evidence sufficient to establish that any such Withholding Taxes have been remitted to appropriate taxing authorities. Provider may provide to Customer an exemption certificate acceptable to Customer and to the relevant taxing authority, in which case Customer will not withhold the Withholding Taxes covered by such certificate. Provider acknowledges that it will be responsible for all Withholding Taxes.
(c)    Exemptions
Customer and each member of Customer shall pay or reimburse Provider for any Taxes for which it is responsible or liable under this Agreement that are invoiced by Provider or charged under a Managed Agreement by Provider to Customer or a member of Customer, or that are otherwise determined to be due and payable by a relevant taxing authority, unless Customer or the Customer member provides Provider or a Provider Affiliate with a valid and applicable exemption certificate, multi-state benefit certificate, or resale certificate or written explanation explaining why Customer or the Customer member believes the Tax is not applicable. In the event that Customer provides such a written explanation to Provider or a Provider Affiliate, Provider may at any time require Customer to deliver an opinion letter from outside counsel, selected by Customer and reasonably acceptable to Provider, that Customer’s position is reasonable under the applicable tax law. The cost of such letter shall be paid by Customer. If such a letter is not delivered within 30 days of the request, Customer must pay the Taxes invoiced. Such certificate or written explanation does not relieve Customer or the Customer member of ultimate liability for the Tax to the extent the taxing authority disagrees with the Customer or the Customer member’s position that no such Tax is due; provided, that Customer shall have no liability for Taxes either not yet due and payable or Taxes being contested (unless payment is a condition to contest) in accordance with subsection (e) of this Section.
(d)    Reporting and Payment
Provider shall be responsible for reporting and payment of any real or personal property or ad valorem taxes due on property Provider or a Provider Affiliate owns and property taxes Provider or a Provider Affiliate otherwise has a responsibility to remit, and Customer and each member of the Customer shall be responsible for reporting and payment of any real or personal property or ad valorem taxes due on property it owns and property taxes it otherwise has a responsibility to remit.
(e)    Tax Claims
If Provider or a Provider Affiliate receives notice from any taxing authority with respect to an assessment or potential assessment or imposition of any Tax that Customer would be responsible for paying pursuant to Section 8.3(a) or 8.3(c) of this Agreement, Provider shall immediately send Notice to Customer of such notice. To the extent directed by Customer in a Notice sent to Provider within 30 days of Customer’s receipt of the Notice

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from Provider (as described above), Provider and any relevant Provider Affiliate shall timely contest at Customer’s direction relating to all actions to be taken to contest such proposed Tax and with Customer’s participation, or, if Customer so directs and it is feasible for Provider and any relevant Provider Affiliate to segregate out the portion of the Tax claim that relates solely to Customer, permit Customer to contest, to the extent permissible under applicable Tax law and procedures, such proposed Tax, at Customer’s expense and in a forum selected by Customer and with counsel selected by Customer and reasonably acceptable to Provider, until such assessment has been upheld by the decision of an appellate court; except that prior to any judicial contest Provider may require (as a condition to such judicial contest) an opinion letter from counsel selected by Customer and reasonably acceptable to Provider that there is a reasonable tax basis for such contest. Any Notice to a Party under this Section 8.3(e) shall also be copied directly to the tax department of that Party, in care of the Vice President-Tax Administration. To the extent Provider or a Provider Affiliate contests a proposed Tax at Customer’s direction, and such contest involves claims with respect to Taxes for which Customer would not be responsible under Section 8.3(a) or 8.3(c), Customer shall be responsible only for that portion of expenses of Provider and any relevant Provider Affiliate as are reasonably allocable to the contest of Taxes for which Customer would be responsible under Section 8.3(a) or 8.3(c). Provider and any relevant Provider Affiliate may compromise, settle, or resolve such a Tax contest under this Section 8.3(e) without Customer’s consent (provided such compromise, settlement, or resolution is limited only to the Taxes for the tax period involved) if Provider waives any indemnity rights Provider and any relevant Provider Affiliate has against Customer with respect to the Taxes being contested. Otherwise, neither Provider nor any relevant Provider Affiliate may compromise, settle, or resolve such Tax contest without Customer’s consent. Notwithstanding the foregoing, should Customer (i) not direct Provider either to contest or permit Customer to contest, a proposed Tax within 30 days of Customer’s receipt of the Notice from Provider described in the first sentence of this paragraph or (ii) revoke its Notice directing Provider to either contest or permit Customer to contest a proposed Tax, Provider shall be entitled to contest such proposed Tax at Provider’s expense or compromise, settle, or resolve any contest with respect to such proposed Tax and Customer will be responsible for and liable for such Tax, as otherwise provided for in Section 8.3(a) or 8.3(c).
(f)    Refunds
Customer and each member of the Customer shall be entitled to any Tax refunds or rebates granted to the extent such refunds or rebates are of Taxes that were borne by Customer or a Customer member. Customer or each Customer member may require Provider and any relevant Provider Affiliate, at the sole expense of Customer, to (i) apply for and diligently pursue a refund of Taxes otherwise payable by Customer or the Customer member, or (ii) if permitted by law, assign its rights to a refund claim for such Taxes to Customer or the Customer member.
(g)    Cooperation

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The Parties agree to reasonably cooperate with each other to enable each to more accurately determine its own tax liability (including Taxes, Withholding Taxes and property taxes) and to minimize such liability to the extent legally possible. Invoices issued by Provider or a Provider Affiliate shall separately state the amounts of any Taxes Provider or a Provider Affiliate is collecting from Customer. In the case of Customer, such cooperation shall include providing Provider or any relevant Provider Affiliate any applicable exemption or resale certificates, and information regarding out-of-province or out-of-country sales and use of equipment. In the case of Provider, such cooperation shall include providing Customer, at the reasonable and written request of Customer, with applicable information regarding delivery or use of materials, services, or sales, and taking reasonable additional steps to minimize Taxes, examples of which include providing Customer with thorough invoices and/or additional billing information that may be reasonably requested in order to determine the taxability of specific goods and services provided under this Agreement. If any Taxes are assessed on the provision of any of the Services, including telecommunications, or any portion of the Services that is treated as a sale or rental of tangible personal property to Customer, the Parties will work together to segregate all payments under this Agreement into three (3) payment streams: (i) those for taxable Services (separated into types of taxable Services) and taxable sale or rental of tangible personal property; (ii) those for nontaxable services; and (iii) those in which Provider or a Provider Affiliate functions merely as a payment agent for Customer in receiving goods, supplies or services (including telecommunications) that otherwise are nontaxable or have previously been subject to tax.
(h)    Stamp Taxes
Responsibility for any stamp taxes (in all cases including any interest and penalties thereon) incurred with respect to International Agreements shall be as follows:

(i)
Except as otherwise provided in Section 8.3(h)(ii) below or as otherwise specified in an International Agreement, Customer shall be responsible for any stamp taxes incurred with respect to International Agreements.

(ii)
Provider shall be responsible for any stamp taxes incurred with respect to an International Agreement if such stamp taxes arise in connection with any of the following actions by Provider or any Provider Affiliate.

(1)    [ * * * ]
(2)    [ * * * ]
(A)    [ * * * ]
(B)    [ * * * ]
(C)    [ * * * ]

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(D)    [ * * * ]
(E)    [ * * * ]
(F)    [ * * * ]
8.4.    Market Currency and Benchmarking Procedures
Provider will perform annual reviews of the competitiveness of the Services and the Charges with respect to price and technology and process best practices, and Customer may require a benchmarking assessment and related adjustment of Charges as set forth in the “Market Currency Procedures” Exhibit.
8.5.    Service Level Credits
If Provider fails to provide the Services in accordance with the Service Levels set forth in any “Service Level Agreement” Schedule to a Service Agreement, Provider shall apply the resulting Service Level Credits against the Charges owed to Provider for the month following the month in which the Service Level Credits were incurred, or as otherwise described in such “Service Level Agreement” Schedule. Provider acknowledges and agrees that (i) the Service Level Credits shall not be deemed or understood to be liquidated damages and (ii) neither the Service Level Credits nor any express non-financial remedy hereunder shall be deemed or understood to be a sole and exclusive remedy or in derogation of any other rights and remedies Customer has hereunder or otherwise at law or at equity.
8.6.    Rights of Set-Off
Customer shall have the right to set off against amounts owed by Customer under the Agreement any amount that Provider is obligated to pay or credit Customer under this Agreement, including Service Level Credits, except to the extent such setoffs occur across different countries. Any such set-off shall not be treated as disputed under Section 8.7 or otherwise count towards the Aggregate Disputed Amount unless it is in fact the subject of a dispute.
8.7.    Disputed Charges/Credits
Customer may withhold payment of any portion of an invoice that it disputes in good faith, up to an aggregate amount of [ * * * ] per Service Agreement (unless the Service Agreement provides for a different amount) (“Aggregate Disputed Amount”). Customer shall notify Provider of any such Dispute as soon as practicable after the discrepancy has been discovered. The Parties will investigate and resolve the Dispute using the Dispute Resolution Procedures. Unpaid amounts that are the subject of a good faith Dispute may be withheld by Customer and will not be considered a basis for monetary default under, or a breach of, the Agreement. Any undisputed amounts will be paid by Customer in accordance with Section 8.1. Customer’s failure to dispute or withhold a payment will not operate as a waiver of the right to dispute and recover such amount. Customer shall deposit into an interest-bearing escrow account any disputed amount in excess of the Aggregate Disputed Amount within three Business Days after such disputed amounts are due, provided that

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Customer shall retain any and all rights to contest Provider’s entitlement to such disputed amount. Customer shall promptly furnish evidence of any escrow deposit to Provider. The escrow account will be established pursuant to an escrow agreement with a major national bank that provides that (i) the costs of such escrow account will be shared equally by the Parties, and (ii) the funds therein (including Charges and Taxes), including the accrued interest, will be disbursed to Customer or Provider, as applicable, in accordance with the results of the Dispute Resolution Procedures or by mutual agreement of the Parties. If Customer fails to escrow disputed amounts in accordance with this Section 8.7 within 30 days after Notice from Provider of Customer’s failure to do so, Provider may, after giving Customer at least 15 days prior Notice, apply to a court of competent jurisdiction to seek injunctive relief for such failure.
8.8.    Changes in Customer Business
(a)    Changes
If Customer Group experiences or reasonably anticipates significant changes in the scope or nature of its business which have caused or are reasonably expected to cause an increase or decrease in the utilization of Services under any Service Agreement by more than [ * * * ], for a period of three months or more, such changes shall be governed by this Section 8.8; provided, that such decreases are not due to Customer’s resuming the provision of such Services by itself or Customer transferring the provision of such Services to another Third Party Provider. Examples of the kinds of events that might cause such substantial increases or decreases include but are not limited to: (i) changes in Customer Group’s products or markets; (ii) mergers, acquisitions or divestitures; (iii) changes in market priorities; (iv) reduction in demand for Customer Group’s products or services; or (v) general business or economic downturn.
(b)    Plan for Adjustment
Customer will notify Provider of any event or discrete set of events which qualifies under this Section 8.8, and Provider will identify any changes that can be made to accommodate such decrease or increase of resource requirements in a cost-effective manner without disruption to Customer Group’s ongoing operations, and the cost savings that will result therefrom, in a plan that will be submitted to Customer for review and acceptance. Such changes shall:

(i)	equitably account for any efficiencies, economies or reduced or increased resource requirements resulting from any changes in the Services proposed by Provider; and

(ii)	provide for changes to the Charges and other terms that have been determined on a commercially reasonable basis consistent with the other Charges and terms.
(c)    Implementation of Adjustment

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Upon acceptance by Customer, Provider will make any applicable adjustments to the Charges and the related Resource Unit volumes (if applicable) and other terms to reflect the foregoing and distribute an amended “Charges” Schedule and executed a Change Order to the affected Service Agreements to Customer.
9.    PROVIDER OBLIGATIONS
9.1.    Cooperation and Good Faith
The Parties covenant to timely and diligently cooperate in good faith to effect the purposes and objectives of the Agreement. Except as otherwise provided herein, neither Party shall unreasonably withhold or delay any consent, approval or request by the other Party required under the Agreement. Each Party recognizes that Provider Personnel providing Services to Customer Group under this Agreement may perform similar services for others, except as otherwise specified in the Agreement or as otherwise agreed to by the Parties in writing. Provider shall not without the prior written consent of Customer use any of the assets owned, licensed or leased by Customer on or after the Effective Date to perform services for others.
9.2.    Services
Provider shall render Services using personnel that have the necessary knowledge, training, skills, experience, qualifications and resources to provide and perform the Services in accordance with the Agreement, and shall render Services in a prompt, professional, diligent, and workmanlike manner, consistent with industry standards applicable to the performance of such Services.
9.3.    Continuous Improvement
Provider shall diligently and continuously improve the performance and delivery of the Services by Provider and the elements of the policies, processes, procedures and systems that are used by Provider to perform and deliver the Services, including re-engineering, tuning, optimizing, balancing and reconfiguring the processes, procedures and systems used to perform, deliver, track and report on, the Services, subject to the approval of Customer in accordance with the Change Control Procedures. From time to time, Customer may request that Provider work together with Customer or Third Parties to identify ways to achieve reductions in the cost of, and greater efficiencies with, delivering the Services and corresponding reductions in the Charges and provide a report to Customer regarding the same. If so requested by the Customer Technical Alliance Manager, Provider will, at its own expense, promptly prepare and deliver to Customer, within 60 days (or such longer period as may be agreed), a detailed proposal identifying all viable means of achieving the desired reductions without, to the extent practically possible, adversely impacting business objectives or requirements identified by Customer. Customer will not be obligated to accept or implement any such proposal.

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9.4.    Technology; Best Practices
Provider will: (i) provide the Services using technology at a level current with the technology that Provider implements for its general internal operations and at least comparable to the level of technology generally adopted from time to time for provision of similar services in the information technology industry; (ii) keep knowledgeable about changes and advancements over time in the technology necessary to provide the Services; and (iii) in performing the Services, utilize processes, procedures and practices that are consistent with the best practices it utilizes in performing services similar to the Services for its other customers, which practices will, at a minimum, be consistent with the best practices of similarly situated providers offering similar services within the information technology industry.
9.5.    No Solicitation
During the Term, neither Party shall knowingly solicit any employee or subcontractor of the other Party or its Affiliates who is or was actively involved in the performance, provision or use of any of the Services, or knowingly hire any employee or subcontractor of the other Party or its Affiliates who is or was actively involved in the performance, provision or use of any of the Services, unless otherwise agreed in writing by the Parties and except as permitted upon termination or expiration as provided for in Section 18.6(b). Notwithstanding the foregoing, the Parties acknowledge and agree that this Agreement will not prohibit (i) solicitations through general public advertisements or other publications of general public circulation not targeted directly or indirectly at the other Party’s employees, or (ii) the solicitation for employment or employment by one Party of a former employee or an individual subcontractor of the other Party who, at the date of such solicitation or employment, was not an employee or an individual subcontractor of such Party and either (a) had not been an employee or individual subcontractor of such Party at any time during the previous 12 months or (b) had been an employee or individual subcontractor of such Party at some time during the previous 12 months, but had been laid off or had their employment otherwise involuntarily terminated by such Party.
9.6.    Export; Regulatory Approvals
(a)    Export Laws

(i)
The Parties acknowledge that the export, re-export, transfer, provision or release of products, services, technology, technical data and software (“items”) undertaken pursuant to this Agreement may be subject to licensing requirements or other restrictions under export and sanctions laws and regulations of the United States and other national governments, which include, without limitation, the Export Administration Regulations, 15 C.F.R. Parts 730-774, administered by the U.S. Department of Commerce’s Bureau of Industry and Security and the regulations and sanctions programs administered by the U.S. Department of the Treasury’s Office of Foreign Assets Control, 31 C.F.R. Parts 500-599; and the laws and regulations of other countries with jurisdiction over the export, re-export, or in-country transfer of items. Each Party agrees to comply with their respective

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responsibilities under applicable export and sanctions laws and regulations when, directly or indirectly, exporting, re-exporting, or transferring items pursuant to this Agreement.

(ii)
For any items provided by Customer Group to Provider (“Customer Export Materials”), Customer shall be responsible for obtaining all reviews, licenses or other authorizations necessary for the export, re-export, transfer, provision or release of such Customer Export Materials from Customer Group to Provider or Provider Agents, where Provider has directed, the Agreement provides, or the Parties have otherwise agreed that Customer Group will export such Customer Export Materials directly to a member of Provider’s enterprise or a Provider Agent. Provider shall be responsible for obtaining all reviews, licenses or other authorizations necessary for the export, re-export, transfer, provision or release of such Customer Export Materials (i) within Provider’s enterprise; (ii) from Provider to Provider Agents; or (iii) from Provider Agents to Provider.

(iii)
Customer will provide to Provider not less than 30 days prior written notice in the event that any Customer Export Materials that must be used or accessed by Provider in providing the Services is controlled for export and will, if requested by Provider, provide ECCN classification of any such item or the similar classification as appropriate under other applicable law (unless Provider otherwise has such ECCNs).

(iv)
Provider shall be responsible for determining applicable export requirements and obtaining all reviews, licenses, or other authorizations necessary for the export, re-export, transfer, provision or release of any items provided by Provider or Provider Agents to Customer Group.

(v)
Each Party will reasonably cooperate with the other and will provide to the other promptly upon request any end-user certificates, affidavits regarding re-export or other certificates or documents as are reasonably requested to obtain authorizations, consents, licenses and/or permits required for any payment or any export or import of items or services under this Agreement.

(b)    Prohibited Countries and Parties
Provider agrees that neither Provider nor any Provider Agent will, in connection with Services provided to Customer Group, engage in any business, directly or indirectly, in or with any country subject to a comprehensive sanctions program or embargo (e.g. Cuba, Iran, North Korea, Sudan, Syria), or with persons or entities that are listed on the Consolidated Screening List or otherwise prohibited.
(c)    Approvals

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Provider will timely obtain and maintain all necessary approvals, licenses and permits (required by Law or otherwise) applicable to its business and the provision of the Services, including any relating to trans-border data flows and the Customer Data, applicable to Provider, Customer Group or use of any products or services under the Third Party Agreements.

9.7.	Malware
Provider will take commercially reasonable diligent measures (consistent with the following sentence) to prevent the coding, introduction or proliferation of Malware into (i) any Provider Information System, or (ii) any Customer Systems supported by Provider as part of the Services. Provider will continue to review, analyze and implement improvements to and upgrades of its Malware prevention, correction and monitoring programs and processes that are commercially reasonable and consistent with the then current information technology industry’s standards and, in any case, not less robust than the programs and processes implemented by Provider with respect to its own information systems. Without limiting Provider’s other obligations under the Agreement, if Malware is found to have been introduced into the systems referenced in (i) and (ii) above, Provider shall promptly notify Customer and take commercially reasonable diligent efforts to eliminate the effects of the Malware; provided, however, Provider shall take immediate action if required due to the nature or severity of the Malware’s proliferation. [ * * * ]. All remediation efforts with respect to Malware must be in accordance with all applicable requirements of the “Information Security Requirements” Exhibit and as may otherwise be expressly provided in a Service Agreement. At Customer’s request, Provider will report to Customer the nature and status of all Malware elimination and remediation efforts.

9.8.	Data
Provider will cause all data and information supplied by it to be timely and accurate.

9.9.	Services Not to be Withheld
Provider will not refuse to provide all or any portion of the Services in violation or breach of the terms of the Agreement or any Service Agreement.
10.    REPRESENTATIONS AND WARRANTIES

10.1.	Representations and Warranties of Customer
Customer represents and warrants to Provider as follows as of the Effective Date and as of the Execution Date of each Service Agreement:
(a)    Organization; Power
Customer: (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; and (ii) has full corporate power to own, lease, license and operate its properties and assets and to conduct its business as currently conducted and to enter into the Agreement.

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(b)    Authorized Agreement
The Agreement has been, and each Service Agreement will be, duly authorized, executed and delivered by Customer and constitutes or will constitute, as applicable, a valid and binding agreement of Customer, enforceable against Customer in accordance with its terms.
(c)    No Default
Neither the execution and delivery of the Agreement or any Service Agreement by Customer, nor the consummation of the transactions contemplated hereby or thereby, shall result in the breach of any term or provision of, or constitute a default under, any charter provision or bylaw, agreement (subject to any applicable consent), order, law, rule or regulation to which Customer is a party or which is otherwise applicable to Customer.
10.2.    Representations and Warranties of Provider
Provider represents and warrants to Customer as follows as of the Effective Date and as of the Execution Date of each Service Agreement:
(a)    Organization; Power
Provider: (i) is a corporation, duly organized, validly existing and in good standing under the Laws of Delaware; and (ii) has full corporate power to own, lease, license and operate its properties and assets and to conduct its business as currently conducted and to enter into the Agreement.
(b)    Authorized Agreement
The Agreement has been and each Service Agreement will be duly authorized, executed and delivered by Provider and constitutes or will constitute, as applicable, a valid and binding agreement of Provider, enforceable against Provider in accordance with its terms.
(c)    No Default
Neither the execution and delivery of the Agreement or any Service Agreement by Provider, nor the consummation of the transactions contemplated hereby or thereby, shall result in the breach of any term or provision of, or constitute a default under, any organizational documents of Provider, or any agreement (subject to any applicable consent), order, Law, rule or regulation to which Provider is a party or that is otherwise applicable to Provider.
(d)    Consents
Except as otherwise provided in the Agreement, no authorizations or other consents, approvals or notices of or to any Person are required in connection with: (i) the execution,

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delivery and performance by Provider of the Agreement; (ii) the development, implementation or operation of the Provider Software, Provider Equipment and systems provided by Provider and necessary for Provider to perform the Services in accordance with this Agreement, or (iii) the validity and enforceability of the Agreement.
(e)    No Infringement

(i)	Provider is the owner of the Provider Owned Software and has the authority to grant the licenses in the Provider Licensed Software to be granted hereunder;

(ii)	the Provider Software and the Provider Equipment do not knowingly infringe or misappropriate the Intellectual Property Rights of any third party; and

(iii)
as of the Effective Date, there is no claim or proceeding pending or threatened alleging that any of the Provider Software or the Provider Equipment infringes or misappropriates the Intellectual Property Rights of any third party.

(f)    Date Warranty
The Services will not be adversely affected in any way by any date data, date setting, date value, date input or other date related data and any combination thereof (including leap year), excluding Services failures caused by date-related defects in the Customer Owned Software.
(g)    Performance Warranty
The Services will conform in all material respects to the description of the Services set forth in each Service Agreement.
(h)    Capability to Provide Services
Provider has the requisite and necessary skills and experience to perform and provide the Services, and owns and possesses sufficient rights to grant all of the rights and licenses granted or to be granted, in accordance with the Agreement.
(i)    Currency Compliance
The Provider Software and any other software provided or made available by Provider to Customer Group hereunder or used by Provider in performance of the Services will be Currency Compliant.
(j)    Data Processing and Transfers
With respect to each transfer of Personally Identifiable Information, Provider: (i) has full legal authority to Process such Personally Identifiable Information in each

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jurisdiction where Personally Identifiable Information will be Processed; (ii) will use such Personally Identifiable Information for purposes consistent with those for which it was collected or subsequently authorized by the data subject; and (iii) has complied, and will comply, with all applicable Laws with respect to the Processing or any transfer of Personally Identifiable Information to a Third Party.
(k)    Compliance with Immigration Laws
Provider will at all times comply with all applicable Laws relating to the screening, hiring and employment of all labor forces used in connection with the Services, including those relating to citizenship or legal work status, including the U.S. Immigration Reform and Control Act of 1986, as amended, and its successors, if any, and any implementing regulations therefor. Provider will not assign Services to be performed to any Provider Personnel who are unauthorized aliens, and if any Provider Personnel performing any of the Services is discovered to be an unauthorized alien, Provider will immediately remove such Provider Personnel from performing Services hereunder and replace such Provider Personnel with Provider Personnel who is not an unauthorized alien.
(l)    Employment Eligibility and Insurance
Provider will maintain at Provider’s expense all of the necessary certification and documentation such as Employment Eligibility Verification Form I-9s as well as all necessary insurance for its employees, including workers’ compensation and unemployment insurance. Provider will be solely responsible for the withholding and payment, if any, of employment taxes, benefits and workers’ compensation insurance.
(m)    Conduct of the Services
The Services shall not knowingly contain or use injurious, deleterious or defamatory material, writing or images. Provider shall not take any action or conduct its operations in such manner as to bring public ridicule, contempt, censure or disparagement upon Customer Group, or any names, trademarks, service marks or logos of Customer Group.
(n)    Open Source
Without Customer’s prior written consent, Provider will not incorporate any Open Source Software (whether in source code or object code format) into the Deliverables or the Customer Software (collectively, “Affected Products”). In addition, Provider will not use any Open Source Software in providing the Services in a manner, subject to or distributed under any license, other agreement or understanding, that: (i) would require the distribution of source code with the Affected Products or require source code to be made available when such is distributed to any Third Party; (ii) would impact, restrict or impair in any way Customer Group’s ability to license the Affected Products pursuant to terms of Customer Group’s choosing; or (iii) would impact or limit Customer Group’s ability to enforce Customer Group’s Intellectual Property Rights in the Affected Products against any Third Party in any manner.

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(o)    Disabling Code
Provider will not knowingly insert any Disabling Code that could be invoked to disable or otherwise shut down all or any portion of the Services in any Software or Materials without the prior approval of Customer. In addition, with respect to any Disabling Code that may be part of the Software, Provider shall not knowingly invoke or cause to be invoked such Disabling Code at any time, including upon expiration or termination of this Agreement or any Service Agreement, in whole or in part, for any reason, without Customer’s prior approval. Provider shall not knowingly use Third Party Software containing Disabling Code without the prior approval of Customer. For purposes of this provision, code that serves the function of ensuring software license compliance (including passwords) shall not be deemed Disabling Code, provided that Provider notifies Customer in advance of all such code and obtains Customer’s approval prior to installing such code in any Software, Equipment or System.
(p)    No Litigation.
There is no action, suit, proceeding or investigation pending or, to Provider’s knowledge, threatened, that questions the validity of the Agreement or Provider’s right to enter into the Agreement or any Service Agreement or to consummate any of the transactions contemplated by them.
(q)    Foreign Corrupt Practices Act

(i)
For purposes of this Section 10.2(q), “Provider Group” means HP Enterprise Services, LLC and its Affiliates, and all of their respective officers, directors, employees and agents. Provider represents, warrants and covenants that the Provider Group has not and shall not violate, or cause Customer Group to violate the United States Foreign Corrupt Practices Act or any other applicable anticorruption laws or regulations (“FCPA”) in connection with the Services provided under the Agreement and that the Provider Group has not, and agrees that the Provider Group shall not, in connection with the transactions contemplated by the Agreement, or in connection with any other business transactions involving Customer Group, pay, offer, promise, or authorize the payment or transfer of anything of value, directly or indirectly to:

(1)
any government official or employee (including employees of government owned or controlled companies or public international organizations) or to any political party, party official, or candidate for public office; or

(2)	any other person or entity if such payments or transfers would violate the laws of the country in which such payments or transfers are made, or the laws of the United States.

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(ii)
It is the intent of the Parties that no payments or transfers of value by Customer Group or any member of the Provider Group in connection with the Agreement shall be made which have the purpose or effect of public or commercial bribery, or acceptance of or acquiescence in, extortion, kickbacks, or other unlawful or improper means of obtaining business.

(iii)	Provider represents, warrants and covenants that it is familiar with the provisions of the FCPA and agrees that:

(1)
no member of the Provider Group involved in the provision of Services hereunder is a government official or employee (including an employee of a government-owned or government-controlled company or of a public international organization), is a political party official or employee of a political party, or is a candidate for public office, in each case in a non-U.S. location; and

(2)	the Provider Group has not previously engaged in conduct that would have violated the FCPA had Provider Group been subject to its terms.

(iv)
Provider represents, warrants and covenants that it has disclosed in writing the non-U.S. locations, if any, of all Provider Personnel anticipated to perform Services under the Agreement. Provider agrees to provide prompt advance Notice to Customer in the event that Provider desires to use any additional non-U.S. locations in the provision of Services to Customer Group under and in all cases subject to Customer’s advance written consent and otherwise consistent with the terms and conditions of the Agreement.

(v)
Provider acknowledges and agrees that Customer may, in accordance with Section 13.6, impose additional obligations upon Provider Group at Customer’s discretion consistent with best practices to ensure compliance with the FCPA. Disclosures and Notice required under this provision shall be sent to the Customer addressee(s) set forth in Section 23.7 of the Master Agreement.

(r)    Financial Statements
In the event that Provider is no longer required to file (or does not file) periodic reports pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, Provider shall provide Customer, in reasonable detail and together with such supporting information as Customer may reasonably request: (i) within 45 days after the end of each fiscal quarter of Provider, unaudited consolidated interim financial statements representing the financial position and results of operations of Provider and Provider Parent as of the date thereof and for the period then ended; and within 90 days after the end of each of Provider’s fiscal year, audited consolidated annual financial statements representing the financial position and results of operations of Provider and Provider Parent as of the date thereof and for the period then ended, in each case together with a certification by the Chief Financial Officer of

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Provider that such financial statements are true and correct and comply in all material respects with GAAP.
(s)    Provider Parent
Provider is a wholly-owned subsidiary of Provider Parent.
(t)    Intellectual Property Rights
Provider does not have any commitments to Third Parties under which Provider is obligated to assign or license to a Third Party any Intellectual Property Rights in conflict with Provider’s obligations to Customer Group pursuant to this Agreement.
(u)    Deliverables Warranty
Unless otherwise agreed to in writing by the Parties in the applicable Work Order or other relevant document, Provider warrants that each Deliverable will not materially deviate from the applicable specifications for such Deliverable and will remain free of any material defects for: (i) 90 days after such Deliverable is accepted by Customer and (ii) additionally for Deliverables with cyclical events, an additional five days after the first occurrence of the cyclical event applicable to such Deliverables for errors that manifest in connection with such cyclical events (for example, month-end, quarter-end and year-end processing, but in no event greater than an annual cyclical event) occurring during the Term and after the Deliverable was Accepted (the “Warranty Period”) (regardless of whether such Deliverable was put into production). If any Deliverable does not conform to this warranty during the applicable Warranty Period, Provider will promptly remedy such defects at no cost to Customer.

10.3.	Pass-Through Warranties
In the event Provider purchases or procures any Third Party products or services for Customer Group in connection with the provision of the Services, in addition to the foregoing representations, warranties and covenants, Provider shall pass through or assign to Customer the rights Provider obtains from the manufacturers and vendors of such products and services (including warranty and indemnification rights), all to the extent that such rights are assignable.

10.4.	Disclaimer
EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT OR IN ANY SERVICE AGREEMENT, THE PARTIES MAKE NO REPRESENTATIONS, WARRANTIES OR CONDITIONS, EXPRESS OR IMPLIED, REGARDING ANY MATTER, INCLUDING THE MERCHANTABILITY, SUITABILITY, FITNESS FOR A PARTICULAR USE OR PURPOSE, OR RESULTS TO BE DERIVED FROM THE USE OF ANY SERVICE, SOFTWARE, HARDWARE, DELIVERABLES, WORK PRODUCT OR OTHER MATERIALS PROVIDED UNDER THIS AGREEMENT.
11.    TRANSITION AND TRANSFORMATION

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11.1.    Transition Generally
(a)    Transition Plan
Provider shall, if provided for in a Service Agreement, provide the Transition Services described in the “Transition” Schedule to such Service Agreement. The “Transition” Schedule shall include an initial transition plan that sets forth: (i) the Transition Services necessary to completely migrate the Services to, or implement the Services by, Provider; (ii) an allocation of responsibilities between the Parties for the performance of such Transition Services; (iii) the transition of the administration, management, operation under and financial responsibility for applicable Third Party Agreements from Customer Group to Provider; (iv) the transition to Provider of the performance of and responsibility for the other functions, responsibilities and tasks currently performed by Customer Group (or by a Third Party on behalf of Customer Group) which comprise the Services; (v) Service Levels applicable to the Transition Services; (vi) the Services, projects, tasks, responsibilities and timelines for activities to be performed in connection with the evolution, integration and transformation of the functions comprising the Services in accordance with the agreed upon plan; and (vii) such other information and planning as are necessary to ensure that the Transition takes place on schedule and without disruption to Customer Group’s operations (each, a “Transition Plan”). The final Transition Plan shall be mutually-agreed upon by the Parties not later than the date specified in the Service Agreement.
(b)    Critical Transition Milestones
Each Transition Plan shall include those milestones that are critical to the success of the Transition (the “Critical Transition Milestones”). For each Critical Transition Milestone, the Transition Plan shall set forth: (i) the transition activities that must be completed by Provider or Customer, as applicable, in order for the Critical Transition Milestone to be deemed to have been achieved (the “Critical Transition Activities”); (ii) the applicable Acceptance Criteria; and (iii) the date by which the Critical Transition Milestone must be achieved. A Critical Transition Milestone will not be accepted until such time as each Critical Transition Activity included within the Critical Transition Milestone has satisfied all applicable Acceptance Criteria.
(c)    Conduct of the Transition
Provider and Customer shall plan, prepare for and conduct the Transition in accordance with the written Transition Plan, which shall constitute part of the Agreement and with minimal disruption to Customer Group’s business operations. The Customer Technical Alliance Manager and the Provider Client Executive shall meet as required (but in any case, no less than once per week) to ensure the appropriate execution and completion of the Transition Plans.
(d)    Transition Charges

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Provider will be responsible for all costs associated with the Transition activities executed by Provider, including travel and living expenses. Customer will be responsible for all costs associated with the Transition activities executed by Customer, including travel and living expenses. Charges for the Transition, if any, will be itemized and included in the applicable “Charges” Schedule.
(e)    Affected Employees
Customer may agree in any Service Agreement to provide Provider with the opportunity to offer employment to certain of the employees of Customer Group in connection with the execution of such Service Agreement. The “Affected Employees” Schedule to such Service Agreement shall set forth the Parties’ agreement with respect to such employees.
11.2.    Transformation
(a)    Transformation Plan
Provider shall, if provided for in a Service Agreement, enhance the performance and delivery of Services through the transformational activities described in the “Transformation” Schedule to such Service Agreement. The “Transformation” Schedule shall include an initial transformation plan that describes the Services, projects, tasks, responsibilities and timelines for activities to be performed in connection with the evolution and transformation of the functions comprising the Services and such other information and planning as are necessary to ensure that the Transformation takes place on schedule and without disruption to Customer Group’s operations (the “Initial Transformation Plan”). The final Transformation Plan shall be mutually-agreed upon by the Parties not later than the date specified in the “Transformation” Schedule. Provider shall perform transformation activities as part of the Services and in accordance with the timeframes provided in the Transformation Plan. Detailed plans describing how such activities will be performed and implemented shall be drafted and proposed by Provider within the time frames specified in the Transformation Plan and are subject to approval by Customer.
(b)    Critical Transformation Milestones
Each Transformation Plan shall include those milestones that are critical to the success of the Transformation (the “Critical Transformation Milestones”). For each Critical Transformation Milestone, the Transformation Plan shall set forth: (i) the transformation activities that must be completed by Provider or Customer in order for the Critical Transformation Milestone to be deemed to have been achieved (the “Critical Transformation Activities”); (ii) the applicable Acceptance Criteria; and (iii) the date by which the Critical Transformation Milestone must be achieved. A Critical Transformation Milestone will not be accepted until such time as each Critical Transformation Activity included within the Critical Transformation Milestone has satisfied all applicable Acceptance Criteria.

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(c)    Conduct of the Transformation
Provider shall plan, prepare for and conduct the Transformation in accordance with the written Transformation Plan, which shall constitute part of the Agreement and with minimal disruption to Customer Group’s business operations. The Customer Technical Alliance Manager and the Provider Client Executive shall meet as required (but in any case, no less than once per week) to ensure the appropriate execution and completion of the Transformation Plans.
(d)    Transformation Charges
Provider will be responsible for all costs associated with the Transformation, including travel and living expenses. Charges for the Transformation, if any, will be itemized and included in the applicable “Charges” Schedule.
12.    GOVERNANCE

12.1.	Account Governance
Customer’s account will be governed in accordance with the “Account Governance” Exhibit. The Services shall include all Provider obligations set forth in the “Account Governance” Exhibit, and all other project management, governance and related management activities described herein and in the Service Agreements or Schedules thereto, and shall be performed by Provider at no additional cost to Customer.

12.2.	Provider Client Executive
(a)    Appointment
Provider will designate a senior-level individual who will be primarily dedicated to Customer’s account and shall have a primary office in Southlake, Texas (the “Provider Client Executive”). The Provider Client Executive (i) must be approved by Customer, (ii) will be the primary contact for Customer in dealing with Provider under this Agreement, (iii) will have overall responsibility for managing and coordinating the delivery of the Services, (iv) will meet regularly with the Customer Technical Alliance Manager, (v) will have the power and authority to make decisions with respect to actions to be taken by Provider in the ordinary course of day-to-day management of Customer’s account in accordance with the Agreement, and (vi) will serve as an escalated point of contact for Service delivery issues in accordance with the Dispute Resolution Procedures.
(b)    Replacement
Provider shall maintain the initial Provider Client Executive on Customer’s account for a period of at least [ * * * ] following his or her appointment to the Customer account (which may precede the Effective Date), and each of the subsequent Provider Client Executives for a period of at least [ * * * ] from his or her appointment to the Customer account, unless such Provider Client Executive: (x) voluntarily resigns from Provider, (y) is

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unable to work due to his or her death, injury or disability, or (z) is removed from the Customer assignment at the request of Customer (“Permitted Client Executive Reassignment Exceptions”). Provider shall give Customer at least [ * * * ] advance Notice of a change of the Provider Client Executive. If Provider is unable to provide [ * * * ] advance Notice as a result of a Permitted Client Executive Reassignment Exception, the longest Notice otherwise possible. Provider shall address, to Customer’s satisfaction, any concerns that Customer may have with the proposed change or promptly propose a different individual for such position.

12.3.	Customer Technical Alliance Manager
During the Term, Customer will designate a senior level individual (i) who will serve as Customer’s primary contact for Provider in dealing with Customer under this Agreement, (ii) who will have the power and authority to make decisions with respect to actions to be taken by Customer in the ordinary course of day-to-day management of this Agreement, and (iii) who will serve as an escalated point of contact for any Service delivery issues in accordance with the Dispute Resolution Procedures (the “Customer Technical Alliance Manager”). The Customer Technical Alliance Manager may designate in writing a reasonable number of additional Customer employees to be points of contact for Customer with respect to particular subject matters relating to this Agreement. Customer may from time to time replace the individual serving as the Customer Technical Alliance Manager by providing notice to Provider.

12.4.	Provider Client Executive and Customer Technical Alliance Manager Meetings
During the Term, the Customer Technical Alliance Manager and Provider Client Executive shall meet periodically, as specified in the “Account Governance” Exhibit, at such times and locations as reasonably requested by either Party, to review their respective performance under the Agreement. For each such meeting, the Customer Technical Alliance Manager and Provider Client Executive shall agree to and publish an agenda sufficiently in advance of the meeting to allow meeting participants a reasonable opportunity to prepare for the meeting.

12.5.	Governance and Committees
The Parties shall form and participate in the committees required by the “Account Governance” Exhibit.

12.6.	Technology Governance; New Technology
(a)    Technology Governance
At least once every six months during the Term (or as otherwise set forth in a Service Agreement), Provider will meet with Customer to: (i) discuss any new information processing technology Provider is developing or information processing trends and directions of which either Party is otherwise aware that could reasonably be expected to have an impact on Customer Group’s business; and (ii) identify, jointly with Customer, cost-efficient methods to implement technological changes and methodologies that could be

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beneficial to Customer Group in connection with the Services, all in accordance with the “Account Governance” Exhibit. If Customer requests Changes to the technology or methodologies Provider uses to provide the Services as a result of such discussions, the Parties will discuss implementation of any such new technology and methodologies in accordance with the applicable Procedures Manual and Change Control Procedures and make appropriate adjustments to Charges, if any.
(b)    Technology Changes
In all instances, Provider must provide Customer sufficient Notice of Provider’s intent to implement new technology or methodologies that could impact the Services, and sufficient information in order that Customer may analyze the effect of the new technology or methodologies on Customer Systems. Any agreed-upon Changes will be implemented in accordance with the Change Control Procedures and Customer will be given sufficient opportunities to acceptance test any such implementation.
(c)    Technology Recommendations
Provider shall, with respect to any new technology or methodologies proposed by Provider after the Commencement Date that comprise or could impact the Services, or that would constitute New Services, analyze and consider all applicable industry standard technology or methodologies (including technology or methodologies manufactured or owned by Provider competitors) prior to making a recommendation to Customer. Provider’s review and analysis of, and recommendation for, any such new technology or methodologies shall be conducted in accordance with the “Account Governance” Exhibit and shall, at a minimum, take into account Customer Group’s best interests, including Customer’s ability to in-source the Services or outsource the Services to a Successor Provider upon any termination or expiration of the Agreement, a Service Agreement or any of the Services.
13.    RELATIONSHIP PROTOCOLS
13.1.    Alternate Providers; Provider Cooperation
(a)    Non-Exclusive Relationship
The relationship between the Parties is non-exclusive. Customer Group shall have the right during the Term to retain Third Parties to perform any service, function, responsibility, activity or task that is within the scope of the Services, or to perform any service, function, responsibility, activity, or task internally (i.e., insourcing), only by exercising its termination rights under the Agreement; provided, however, the foregoing shall not (i) prevent Customer Group from exercising its rights to engage a Third Party or perform a Service itself as expressly provided for in the Agreement; (ii) prevent Customer Group from reducing Service volumes in the normal course of business, subject to the pricing mechanism for such adjustments set forth in the applicable “Charges” Schedule; or (iii) otherwise preclude Customer Group from retiring or ceasing Services, reducing Service volumes or insourcing or re-sourcing Services in connection with an agreed upon

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Transformation Plan or Transition Plan under a Service Agreement [ * * * ], or as otherwise expressly contemplated in the Agreement, and Customer shall not be required to exercise its termination rights in connection with (i), (ii) or (iii) above. In the case of Customer’s termination of Services under this Section 13.1(a), the Charges for the remaining Services will be as set forth in the applicable Service Agreement or if not addressed in such Service Agreement, the Charges will be equitably adjusted to reflect those Services that are no longer required. [ * * * ]
(b)    Cooperation; Obligations of Alternate Providers
Provider shall cooperate with any Third Parties and Customer as requested by Customer from time to time. Such cooperation shall include: (i) Provider’s performance of Termination Assistance Services in accordance with Section 18.5 of the Master Agreement and the “Termination Assistance Services” Schedule to the applicable Service Agreement; (ii) providing reasonable physical and logical access to any facilities used by Provider to provide the Services and to the data, books and records in the possession of Provider regarding the Customer Business or the Services; (iii) providing such information to Customer and the Third Party regarding the operating environment, system constraints and other operating parameters used to provide the Services; and (iv) such other reasonable cooperation as may be requested by Customer. Provider’s obligations hereunder shall be subject to the Third Party’s compliance with reasonable facilities, data and Physical Security and other applicable standards and procedures, execution of appropriate and reasonable confidentiality agreements, and reasonable scheduling of computer time and access to other resources to be furnished by Provider pursuant to the Agreement.

13.2.	Personnel Resources
(a)    Key Personnel

(i)
The Parties will designate those Provider employees serving as Key Personnel in the “Key Personnel; Restricted Personnel” Schedule to each Service Agreement. Unless otherwise set forth in the applicable “Key Personnel; Restricted Personnel” Schedule, all Key Personnel will be dedicated full-time to the provision of the Services. Before assigning any individual to a Key Personnel position, Provider will: (A) give Customer prior Notice of the assignment, introduce the individual to the Customer Technical Alliance Manager or his or her designee(s) and provide information reasonably requested by Customer about the individual; and (B) obtain Customer’s consent. Except as provided in Section 13.2(a)(ii) below, such consent may not be unreasonably withheld. Provider may not substantially change the role of a Key Personnel as it pertains to the Services without Customer’s prior written consent.

(ii)
Unless earlier removed in accordance with the Agreement, a Key Personnel will retain his or her status as a Key Personnel for the [ * * * ] period commencing on the date such individual commences work on the Customer

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account as a Key Personnel, unless a longer or shorter period is provided for in the “Key Personnel; Restricted Personnel” Schedule. Without Customer’s prior consent, which it may withhold in its sole discretion, Provider will not replace or reassign (1) the Provider Client Executive, for the applicable time period set forth in Section 12.2(b), or (2) any other Key Personnel for a [ * * * ] period commencing on the date such individual commences work on the Customer account as a Key Personnel (or such time period as is provided for in the “Key Personnel; Restricted Personnel” Schedule). This paragraph (ii) does not apply to replacement of an individual who (a) voluntarily resigns from Provider, (b) is dismissed by Provider for cause (e.g., fraud, drug abuse, theft or failure to perform duties and responsibilities) or (c) dies or is unable to work because of a disability. In addition to the foregoing and except as otherwise set forth in the “Key Personnel; Restricted Personnel” Schedule, Provider shall maintain [ * * * ] resourcing / succession plans with respect to Key Personnel to ensure required skill levels continue to be available to Customer Group, as further described in the applicable “Key Personnel; Restricted Personnel” Schedule.

(iii)	[ * * * ]

(iv)
Key Personnel may not be transferred or re-assigned until a suitable replacement has been proposed by Provider and approved by Customer, provided, however, if any Key Personnel leaves his or her employment with Provider or continued performance of any such Key Personnel in such role is impossible due to illness, disability, death or termination of employment, Provider may temporarily replace such person with a qualified person without Customer’s consent. Any replacement of Key Personnel must be conducted in accordance with a mutually agreed upon transition plan for such position that includes at least the following: (a) technical requirements (if not already defined); (b) a timetable for integration of the replacement Key Personnel; and (c) replacement methodology designed to minimize the loss of knowledge as a result of losing the Key Personnel.

(v)
Provider will assume any and all costs and expenses associated with the: (a) departure or re-assignment of Key Personnel; and (b) development and implementation of the transition plan, including costs and expenses associated with knowledge transfer, integration and training of replacement personnel.

(b)    Turnover Rate; Retention of Experienced Resources

(i)
Provider will provide a semi-annual turnover report of the Provider Personnel, and the Parties will work together to reduce the turnover rate. Provider will ensure that all replacement personnel receive sufficient information and training, without additional charge to Customer, to assure continuity of Services without adverse impact on Customer Group or the

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Services. Provider will take steps to keep the turnover rate at a level reasonably acceptable to Customer.

(ii)
If Provider fails to meet the Service Levels persistently or continuously and if Customer reasonably believes such failure is attributable in whole or in part to Provider’s reassignment, movement, or other changes in the Provider Personnel, Customer will notify Provider of such belief and the basis for such belief. Upon receipt of such Notice from Customer, Provider (a) will promptly provide to Customer a report setting forth Provider’s position regarding the matters raised by Customer in its Notice; (b) will meet with Customer to discuss the matters raised by Customer in its Notice and Provider’s positions with regard to such matters; and (c) will promptly and diligently take commercially reasonable action to address any Provider human resource practices or processes identified by Customer as adversely impacting the performance and delivery of the Services by Provider.

(c)    Customer Requested Replacement of Provider Personnel
Customer shall have the right at any time, in its sole discretion and at no cost to Customer (including costs associated with the: (i) departure or re-assignment of Provider Personnel; and (ii) knowledge transfer, integration and training of replacement personnel) to give Provider Notice requiring that any Provider Personnel or proposed Provider Personnel (as applicable) not be appointed, or be removed from, the Provider Personnel group servicing Customer Group, and be replaced with another Provider Personnel. Promptly after its receipt of such a Notice, Provider shall remove the Provider Personnel identified in Customer’s Notice.
(d)    Background Investigations
Provider shall have performed a background investigation of all of Provider Personnel who will perform any of the Services, or any part thereof or related thereto, or will have physical or logical access to any of Customer Group’s Company Information, in accordance with the requirements set forth in the “Background Investigations” Exhibit. Provider shall not knowingly assign any personnel to Customer’s account or otherwise permit any of its personnel to have physical or logical access to Customer Group’s Company Information who have been found to have engaged in criminal acts that involve fraud, dishonesty, or breach of trust, or violated any provision of the Federal Crime Bill, or that constitute a felony under applicable Law (collectively, “Felony”). Provider will have the ongoing duty, upon learning that one of Provider’s employees or Provider Agents has been convicted of a Felony to remove such individual immediately from the Customer account and notify Customer that such individual was removed as a result of a Felony conviction.
(e)    Independent Contractor
Except to the extent of the limited agency appointment in Section 13.5(c), neither Provider nor Provider Personnel are or shall be deemed to be employees or agents of

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Customer Group. Provider shall be solely responsible for the payment of compensation (including provision for employment taxes, federal, state and local income taxes, workers compensation and any similar taxes) associated with the employment of Provider Personnel. Provider acknowledges and agrees that only eligible employees of Customer Group are entitled to benefits under Customer Group’s: (i) pension and welfare plans (as the Employment Retirement Income Security Act defines those terms); and (ii) any other benefit arrangements, and that Provider’s status as an independent contractor makes Provider Personnel ineligible to participate in these plans and arrangements. Provider shall also be solely responsible for obtaining and maintaining all requisite work permits, visas, and any other documentation. Provider Personnel that will be performing work at any time at Customer Facilities shall receive from Provider a form W-2 or the equivalent proof of an employer-employee relationship for employees domiciled outside the United States, and, unless Provider requests, and Customer approves in advance in writing, all such Provider Personnel will not be a consultant, independent contractor or subcontractor of Provider.

13.3.	Use of Provider Agents
(a)    No Subcontracting Without Consent
Provider shall not subcontract: (i) to one or more Third Parties (through one or more agreements) with respect to performance of Services in any one Service Tower for fees in any [ * * * ]. Before subcontracting any portion of the Services that requires Customer consent, Provider must notify Customer of the proposed subcontractor, the scope of the services proposed to be subcontracted, and, only with respect to dedicated subcontracts, the terms of the proposed subcontract (including whether Provider has sufficient rights under such subcontract to permit Customer to audit such Provider Agent in accordance with Section 14.2(b)), and obtain Customer’s approval of such subcontractor and terms. Before amending or supplementing any dedicated subcontract, Provider will notify Customer of the terms of the proposed amendment, modification or supplement and will obtain Customer’s approval thereof. Any Provider Agent approved by Customer as of the Service Agreement Execution Date shall be set forth on the “Approved Provider Agents” Schedule to the applicable Service Agreement
(b)    Provider Retains Responsibility

(i)
Provider is responsible for the work and activities of each of the Provider Agents and Provider Personnel employed by Provider Agents, and Provider will continually monitor and manage such Provider Agents. Provider will remain Customer’s sole point of contact regarding the Services. For purposes of determining Provider’s liability and its obligations with respect to the performance of the Services, any time the term “Provider” is used in this Agreement it includes all Provider Agents performing any part of this Agreement on behalf of Provider.

(ii)	Provider is responsible for all payments to Provider Agents. Provider will promptly pay for all services, materials, equipment and labor used by

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Provider in providing the Services and Provider will promptly cause any Provider Agent to remove any lien on Customer Group’s premises in favor of such Provider Agent.

(iii)
If Customer is dissatisfied with the performance of any Provider Agent, Customer will promptly provide Provider Notice and Provider and Customer will discuss and implement, as soon as possible thereafter, a means for Provider to resolve the issue to Customer’s satisfaction. If Provider does not resolve the issue within a reasonable amount of time (as determined by Customer), Provider will promptly replace such Provider Agent with a Person that meets Customer’s standards, or perform the activities itself.

(c)    Provider Agent Agreements
Provider shall enter into written agreements with any Provider Agents performing Services that: (i) require such Provider Agents to comply with the Customer Policies, the Security Requirements and other data privacy and security-related obligations under the Agreement in performing the Services, (ii) require the Provider Agents to comply with confidentiality provisions no less protective of Customer’s Confidential Information than this Agreement, (iii) contains such provisions for the assignment of Intellectual Property Rights as are necessary for Customer to receive ownership of Work Product, and (iv) otherwise enables Provider to comply with the provisions of the Agreement.
(d)    Cooperation with Customer
Provider will ensure that each Provider Agent engaged by Provider to perform a portion of the Services will make, execute and deliver to Customer such disclosures and agreements as Customer may from time to time reasonably request in order to comport with the requirements of applicable Laws and Third Party Agreements.
(e)    Assignment
With respect to any subcontracts for Services dedicated solely to Customer, Provider shall (and with respect to all other subcontracts for Services, Provider shall use commercially reasonable efforts), in any new, amended or renewed agreement between Provider and a subcontractor to specifically provide that Customer may take an assignment of the agreement from Provider without payment of a fee or other penalty in the event that (i) this Agreement or the applicable Service Agreement is terminated in whole or in part or expires, or (ii) Provider is in material breach of this Agreement or the applicable Service Agreement.

13.4.	Contract Management
Provider will be responsible for administering, managing and maintaining the Third Party Agreements, Managed Agreements, Assumed Agreements, Provider Third Party Agreements and Replacement Agreements, in each case as set forth on the applicable “Third Party Agreements” Schedule.

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13.5.	Required Consents
(a)    Consents
Provider will, at its own expense, (i) obtain, maintain and comply with all of the Provider Consents; and (ii) comply with the Customer Consents. Customer will, with assistance as requested from Provider, obtain, maintain and comply with the Customer Consents. Each Party will cooperate with the other Party, as requested by the other Party, in the other Party’s obtaining the Required Consents that such other Party is required to obtain pursuant to this Section.
(b)    Workaround
If any Customer Consent is not obtained, then, unless and until such Customer Consent is obtained, the Parties will (in addition to the limited agency appointment in Section 13.5(c) below) cooperate with each other in achieving a reasonable alternative arrangement to continue Provider’s provision of the applicable Services that does not have an adverse impact on Customer Group or result in any additional cost or expense to Customer Group.
(c)    Limited Agency Appointment
Customer hereby designates Provider as its agent, and Provider accepts such appointment as a part of the Services, for the limited purposes of administering, managing, supporting, operating under and paying under all Third Party Agreements as to which Customer Consents are required and have not been obtained. Customer does not appoint Provider as its agent for any other purpose. Provider will perform its obligations and responsibilities as an agent pursuant to this paragraph (c) under all Third Party Agreements subject to the provisions of this Section 13.5 and the Agreement. Upon Customer’s request, Provider will provide to Customer all information and documentation Customer may reasonably request related to Provider’s activities as Customer’s agent with regard to such Third Party Agreements. Customer may terminate or provide additional restrictions on Provider’s agency appointment with respect to any Third Party Agreement at any time in Customer’s discretion. To the extent that any such termination or restrictions interferes with Provider’s ability to perform the Services or increases Provider’s costs to provide the Services, such termination or restrictions will be implemented in accordance with the Change Control Procedures.
13.6.    Change Control Procedures
(a)    Operational Change Control
The procedures that will govern (i) the process by which a Party may propose or request operational Changes, (ii) the process to be followed by the Parties in analyzing the effects of, and deciding whether to implement, any such Change, and (iii) the manner in which any agreed upon Changes are to be implemented (the “Operational Change Control

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Procedures”), are set forth in the applicable Procedures Manual. Among other things, the Operational Change Control Procedures will provide that:

(i)	no Change will be implemented without Customer’s prior written approval, except as may be necessary on a temporary basis to maintain the continuity of the Services;

(ii)
with respect to all Changes, other than those Changes made on a temporary basis to maintain the continuity of the Services, Provider will prepare and deliver to the Customer Technical Alliance Manager a written analysis describing any changes in products, services, assignment of personnel and other resources that Provider believes would be required, together with, as appropriate or applicable (A) an estimation of the increase or decrease, if any, in the Charges that would be required, (B) a description of how the Change would be implemented, (C) a description of the effect, if any, such Change would have on this Agreement, including on Service Levels and Winddown Expenses, (D) an estimation of all resources required to implement such Change, including a description of the delivery risks and associated risk mitigation plans, and (E) such other information as may be relevant to the Change;

(iii)
with respect to all Changes, other than those Changes made on a temporary basis to maintain the continuity of the Services, Provider will (a) schedule Changes so as not to unreasonably interrupt Customer’s business operations, (b) prepare and deliver to Customer each month a rolling schedule for ongoing and planned Changes for the next three month period, and (c) monitor and report to Customer the status of Changes that are in-progress against the applicable schedule; and

(iv)
with respect to any Change made on a temporary basis to maintain the continuity of the Services, Provider will document and provide to Customer notification (which may be given orally, provided that any oral notice must be confirmed in writing to Customer within five Business Days) of the Change no later than the next Business Day after the Change is made.

(b)    Contract Change Control
The procedures that will govern (i) the manner in which a Party may propose or request modifications to this Agreement, its Schedules or any other attachments, (ii) the process to be followed by the Parties in analyzing the effects of, and deciding whether to adopt, any such modifications, and (iii) the manner in which any agreed upon modifications are to be reflected in this Agreement (the “Contract Change Control Procedures”), are set forth in the “Change Control Procedures” Exhibit. The Contract Change Control Procedures apply also to any modifications required to be made to this Agreement to reflect modifications agreed upon by the Parties pursuant to the Operational Change Control Procedures. All

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modifications to this Agreement, its Schedules or any other attachments hereto require the prior written approval of the Customer Technical Alliance Manager or his or her designee.
(c)    Asset Changes
The procedures that will govern the manner in which Asset Changes are conducted are set forth in the “Change Control Procedures” Exhibit.
(d)    Changes to Procedures
The Parties will update and revise the Operational Change Control Procedures and the Contract Change Control Procedures (collectively, the “Change Control Procedures”) as they deem necessary or advisable from time to time, in each case in accordance with the Contract Change Control Procedures then in effect.
14.    INSPECTIONS AND AUDITS

14.1.	Audit Rights
(a)    Provider Records
Provider shall maintain, at all times during the Term and at no additional charge to Customer, complete and accurate records and supporting documentation pertaining to: (i) all Charges and financial matters under this Agreement, in all cases prepared in accordance with GAAP; (ii) all other transactions, reports, filings, returns, analyses, Work Product, data and information created, generated, collected, accessed, processed or stored by Provider and any Provider Agent in the performance of the Services; and (iii) all controls relevant to Provider’s internal controls relating to the Services and those controls provided for in any Service Agreement to be executed by Provider and relating to Customer’s control over the activities of Provider (collectively, “Provider Records”), all in a manner sufficient to permit the Audits in accordance with this Section 14.
(b)    Operational Audits
Provider shall provide to Customer and to internal and external auditors, inspectors, regulators and other representatives that Customer may designate from time to time (“Customer Auditors”) access in accordance with Section 14.2(b) below to perform operational audits and inspections of Provider, Provider Agents and their respective facilities (“Operational Audits”), to: (i) verify the integrity of the Customer Data; (ii) examine the systems that access, process, store, support and transmit that data and examine the results of external Third Party data processing audits or reviews relating to Provider’s operations relevant to the Services; (iii) verify whether the Services comply with Customer Compliance Requirements and the requirements of the “Privacy Requirements” Exhibit; (iv) evaluate Provider’s compliance with the requirements of the “Information Security Requirements” Exhibit (i.e., Provider’s physical and logical security and Disaster Recovery Services), including examination of all self-conducted and Third Party intrusion vulnerability and

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penetration assessments and reports; (v) confirm that the Services are being provided in accordance with the Agreement, including the Service Levels; (vi) verify the integrity of Provider’s Performance Reports (including raw data from which such Performance Reports are compiled); (vii) facilitate Customer Group’s compliance with Customer Compliance Requirements; and (viii) examine, test and assess Provider’s systems, policies and procedures relating to intrusion detection and interception with respect to the Provider systems used to provide the Services, provided that any penetration testing on Shared Systems or any other system which would reasonably impact a Provider customer shall be subject to Provider’s security policies and the prior written consent of the Third Party with whom such system is shared, which Provider shall use commercially reasonable efforts to obtain.
(c)    Financial Audits
Provider shall provide to Customer and Customer Auditors access in accordance with Section 14.2(b) below to perform financial audits and inspections (“Financial Audits”) to: (i) verify the accuracy and completeness of Provider Records; and (ii) verify the accuracy and completeness of Provider’s invoices and Charges. If an Audit reveals that errors have been made in connection with the Charges, then the Parties will work together to correct the error and any overpayments revealed by the Audit will be promptly paid by Provider or credited to Customer and any underpayments revealed, will be promptly paid by the Customer. [ * * * ]. If repeated Audits reveal that there are consistent errors in connection with Charges, this problem will be escalated in accordance with the Dispute Resolution Procedures.
(d)    Regulatory Audits

(i)
Upon written request made by a Governmental Authority to Provider or to Customer Group, or by Customer in response to a Governmental Authority request, Provider will (i) promptly make available to the Governmental Authority or Customer Auditors Provider Records and other information relating to Provider’s and Provider Agents’ compliance with Section 7 of this Master Agreement and, (ii) if so requested, provide the requesting Governmental Authority or Customer Auditors access in accordance with Section 14.2(b) to examine Provider’s or Provider Agents’ compliance with Section 7 of this Master Agreement and for purposes of facilitating Customer Group’s compliance with applicable Customer Compliance Requirements (“Regulatory Audits”).

(ii)
If the request is received by Provider directly from a Governmental Authority, Provider shall notify Customer in a timely manner. Provider shall respond to any Regulatory Audit regarding Customer Group according to Customer’s direction, subject to Provider’s obligations under Law. Provider may provide information to Governmental Authorities only under the direction of the Controller of Customer (or his or her designates and agents). Provider shall provide such information in a timely manner either to Customer or, at

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Customer’s request, directly to the applicable Governmental Authority. As part of a Regulatory Audit, Provider shall answer questions from Governmental Authorities with respect to their processing of certain transactions for Customer Group. Customer shall be entitled to send a representative to be present at all such discussions with such Governmental Authorities if and to the extent not prohibited by Law.
(e)    Provider Audits and Reporting

(i)
Provider shall provide to Customer at Customer’s request, and for no additional compensation, all reports reasonably deemed necessary or desirable by Customer to support the review, audit and preparation of audit reports relating to the Services and Customer Group’s financial statements and reports, which reports shall include those referenced in paragraph (ii) below (collectively, “Provider Audits”).

(ii)	At all times during the SOX Compliance Period, Provider will, and will cause each of the Provider Agents to:

(1)
maintain in effect the controls, operations and systems that are sufficient for Customer Group to comply with its obligations under SOX and update the controls, documentation, and Procedures Manuals to meet SOX requirements for all activities it performs for Customer Group. Any changes in the Services, as defined at the Effective Date, that Customer determines are required to comply with SOX are subject to the Change Control Procedures. Unless otherwise directed by Customer, Provider shall not make any changes to Customer Group environment after [ * * * ] during any calendar year;

(2)
provide to Customer or Customer Auditors, on a timely basis, (A) access to the books and records and personnel of Provider and Provider Agents as Customer may reasonably request, and (B) all information, reports and other materials requested by Customer to evaluate and confirm that Customer is in compliance with its obligations under SOX and to enable Customer Auditors to attest to and report on the assessment of Customer’s management as to the effectiveness of its internal control structure and procedures under SOX, including (i) Control activities/objectives for the SSAE 16 SOC 1 Type II audit report by [ * * * ];

(3)
generally cooperate with Customer and Customer Auditors in any other way that Customer or Customer Auditors may request to enable Customer Group to comply, and Customer and Customer Auditors to evaluate whether Customer Group complies, with SOX as it relates to the Services; and

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(4)
comply with future guidance relating to SSAE 16 (or ISAE 3402 if requested by Customer) as issued by the American Institute of CPAs (AICPA), International Auditing and Assurance Standards Board (IAASB), the Securities and Exchange Commission or the Public Company Accounting Oversight Board.

(iii)
If Provider is unable to timely deliver to Customer an unqualified opinion or certification, Provider shall, [ * * * ]: (A) provide Customer, on the date such opinion or certificate is delivered, or is due to be delivered, with a written statement describing the circumstances giving rise to any delay in delivering such opinion or certificate or any qualification to such opinion or certificate; (B) immediately take such actions as shall be necessary to resolve such circumstances and deliver an unqualified opinion or certificate as promptly as practicable thereafter; and (C) permit Customer and its external auditors to perform such procedures and testing of Provider’s controls and processes as are reasonably necessary for their assessment of the operating effectiveness of Provider’s controls and of Customer’s internal controls applicable to the Services and the related business functions of Customer Group.

(iv)
Customer shall have the right to provide all such reports, opinions and certifications delivered hereunder to its investors, attorneys, accountants and other advisors, who shall be entitled to rely thereon and to otherwise disclose such matters as it determines to be necessary or desirable. In addition, Customer shall have the right to provide copies of its SSAE Type II audits, or similar certification, to current customers of Customer Group whose data is processed on Provider-managed operating systems, subject to such customer’s prior agreement to hold such information in confidence.

14.2.	Audit Procedures
(a)    Audit Plan
During the initial Transition period, and thereafter on an annual basis, the Contract Managers will determine the timing and schedule for Audits for such year and agree upon audit guidelines and scope in accordance with this Section 14 (the “Annual Audit Plan”). The Annual Audit Plan will include: (i) Operational and Financial Audits to be performed by or on behalf of Customer during such year; and (ii) the timing and scope of Provider Audits to be provided by Provider to Customer as part of the Services. All changes or additions to the Annual Audit Plan will be proposed on at least 30 days’ Notice except where shorter notice periods are required by a Governmental Authority. Notwithstanding the previous statement, Provider acknowledges and agrees that a Governmental Authority may require an Audit without prior notice to Customer or Provider and further acknowledges and agrees that Customer may conduct an Operational Audit without Notice following a Security Breach. Customer Auditors shall have the reasonable access set forth in Section 14.2(b) and shall observe such procedures as Provider may reasonably require to protect the confidentiality and security of Provider Confidential Information, and that of its other

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customers. Customer agrees that Customer Auditors shall perform planning, entry and exit interviews in accordance with the agreed audit guidelines.
(b)    General Principles Regarding Audits

(i)
Access. Provider shall provide Customer and Customer Auditors and applicable Governmental Authorities with reasonable access at reasonable times and after reasonable notice in accordance with the Annual Audit Plan (unless circumstances reasonably preclude such notice) to: (i) the parts of any Provider Facility where Provider is providing the Services; (ii) Assets used by Provider to provide the Services; (iii) Provider Personnel providing the Services; (iv) subject to Section 13.3(a), Provider Agents who perform any portion of the Services (including to such entity’s personnel, facilities, records, systems, controls, processes and procedures) to the extent permitted under Provider’s contracts with such Provider Agents; and (v) all Provider Records. Customer Audits will be conducted in a manner that does not unreasonably disrupt or delay Provider’s performance of services for its other customers. Customer’s access to the Provider Records shall include the right to inspect and photocopy same, and the right to retain copies of such Provider Records outside of the Provider Facilities or other Provider or Provider Agent premises, in accordance with Sections 16 and 17 if such retention is deemed necessary by Customer.

(ii)
Cooperation. Provider shall provide full cooperation to Customer, Customer Auditors and Governmental Authorities, including the installation and operation of audit software (provided that such installation and operation of audit software can be done without materially compromising, and shall be subject to, Provider’s information system and security procedures).

(iii)
Copies of Audit Reports; Notice of Deficiency. Upon completion of any Provider Audit, Provider shall provide Customer and, upon request, Customer Auditors: (1) a copy of the Provider Audit reports, and (2) written Notice of any deficiencies, significant deficiencies or material weaknesses found or reported as a result of the Provider Audit. Provider acknowledges and agrees that Customer and Customer Auditors, upon receiving a copy of the Provider Audit report, shall have the right to review the auditor work papers at the auditor premises, as well as interview the auditor personnel who did the actual audit work in the event Customer or Customer Auditors require clarification on the Provider Audit report and work papers.

(iv)
Completion of Customer Audits. Upon completion of any Operational Audit and upon completion of any Financial Audit (collectively, the “Customer Audits”), Customer shall notify Provider of any deficiencies, significant deficiencies or material weaknesses found as a result of the Customer Audit, and provide Provider with copies of portions of Customer Audit reports reflecting or based upon information obtained from Provider.

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(v)
Access to Provider Agents. Provider shall require all Provider Agents to comply with the applicable provisions of this Section 14 by insertion of the requirements hereof in a written agreement between Provider and each Provider Agent.

(vi)	Survival. Provider’s obligations under this Section 14 shall extend beyond the Agreement Term for the period specified by Customer’s record retention policy, as it may be modified from time to time.
(c)    Remediation Plan
As part of the Services, in the event any Audit reveals a deficiency or material weakness Provider shall provide Customer and Customer Auditors with a plan of action to correct the deficiency or material weakness, which plan of action shall be subject to Customer’s written approval and shall, at a minimum, include: (i) details of actions to be taken by Provider and Provider Agents to correct the deficiency or material weakness; and (ii) target dates for successful correction of the deficiency or material weakness (“Remediation Plan”). Provider shall provide the Remediation Plan within [ * * * ] of Provider’s identification or Customer’s Notice of such deficiency or material weakness and shall implement the Remediation Plan as soon as practicable but in no event later than [ * * * ] after Customer’s approval of such plan, or within another time period agreed by the Parties. Provider shall also provide Customer with Notice of: (A) Provider’s successful completion of each action identified in the Remediation Plan; and (B) any delays in Provider’s completion of the actions identified in the Remediation Plan, accompanied by an explanation of the cause of such delay. During the execution of any Remediation Plan, the Parties shall meet monthly to discuss the plan until the correction of each deficiency or material weakness is complete. The Parties agree that, for Operational Audits, the deficiencies or material weaknesses shall be assessed against Provider’s written obligations pursuant to the Master Agreement and the Service Agreements.
(d)    Cost of Audits
The costs of Audits shall be borne as follows: (i) Provider shall be responsible for its costs to perform (including any Provider Agents’ costs) the Provider Audits and for Provider’s and Provider Agents’ reasonable cooperation and provision of access for Regulatory Audits and Customer Audits; and (ii) Customer shall be responsible for all costs associated with Customer Audits (other than Provider’s reasonable cooperation, support and provision of access), except (A) in the event an audit determines that Provider is in material breach of the “Information Security Requirements” Exhibit, in which case Provider will reimburse Customer for all of its costs of such audit, or (B) as provided for in Section 14.1(c). Notwithstanding the foregoing, if Discretionary Customer Audits under a given Service Agreement require in excess of [ * * * ] from Provider Personnel during any contract year, Customer will be responsible for payment of Provider Personnel required to support such Discretionary Audits at the rates set forth in the Charges Schedule (unless clause (A) of the immediately preceding sentence applies). “Discretionary Customer Audits” as used herein means Customer Audits, other than Customer Audits (i) conducted to enable Customer

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Group’s to meet Customer Compliance Requirements, including any financial reporting requirements, (ii) following a breach (or suspected breach) by Provider of any material obligations under the Agreement, or (iii) following a proposed adjustment in Charges in connection with a change in the Services.
Upon Customer’s request, Provider shall provide SSAE reports in addition to the SSAE 16 SOC 1 Type II audits described above, provided that, subject to the next sentence, Customer shall reimburse Provider for its reasonable, incremental costs in connection with providing such additional reports to Customer. Notwithstanding the preceding sentence, if Provider generally makes available additional SSAE Reports to its customer base at a lesser or no cost, Provider shall provide such additional SSAE reports to Customer on the same or better terms. Provider shall notify Customer of any additional charges associated with the provision of such additional or enhanced reports (when applicable), and shall obtain Customer’s approval of such charges before beginning work on such additional or enhanced reports.
(e)    Provider Records Retention
Provider shall safeguard and retain all Provider Records for such period as may be specified in any Service Agreement or as required by any law, rule or regulation applicable to Customer Group or pursuant to the document retention policies of Customer Group provided to Provider from time to time (but in any event, at least seven years after termination of the applicable Service Agreement). If Provider is notified by Customer of a current and continuing obligation to retain Provider Records related to a legal matter, Provider will suspend its normal retention practices related to the relevant documents until Customer notifies Provider the legal hold for records has been lifted. All such Provider Records shall be maintained in such form (for example, in paper or electronic form) as Customer may direct.
(f)    Permitted Auditors
Employees and designees of the Customer and third party auditors who (a) are from time to time designated by Customer and (b) agree in writing to the security and confidentiality obligations and procedures reasonably required by Provider ("Permitted Auditors") shall be entitled to conduct Audits, provided, however, use of any Third Party auditor that is a Specified Provider Competitor shall be subject to Provider’s prior written approval, such approval not to be unreasonably withheld or delayed (provided that no such approval shall be required to use the auditing services of a “Big Four” accounting firm). For the avoidance of doubt, Permitted Auditors include, at the discretion of Customer, third party consultants with expertise in the types of Services performed under the Agreement.
(g)    Certifications in Lieu of Audit
In lieu of conducting any Audit or any portion of any Audit, Provider may tender to Customer and Customer may, in its sole discretion, accept from Provider, a certification, report or other official recognition prepared by an independent third party in accordance

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with generally accepted auditing procedures, including, without limitation, SSAE Reports, (a "Certification") which certifies that the Services, Service Levels, Charges, Provider's performance of its obligations under the Agreement and the Schedules thereto or any other matter sought to be Audited by Customer complies with standards against which the same are to be measured. Provider shall bear the sole cost and expense for obtaining any Certification. In no event shall the tender of a Certification by Provider or the acceptance by Customer of a Certification preclude Customer from conducting an Audit of the matter covered by the Certification.
15.    TECHNOLOGY; INTELLECTUAL PROPERTY RIGHTS

15.1.	Technology – Allocation and Refresh
(a)    Asset Allocation Matrix
The ownership and operational responsibility for the procurement and maintenance of Equipment, Software and other Assets used in connection with the Services are set forth in the “Asset Allocation Matrix” Schedule to each Service Agreement (each, an “Asset Allocation Matrix”). The Asset Allocation Matrix may be modified only in accordance with the Change Control Procedures.
(b)    Technology Refresh
At its expense (including the costs associated with disposing of displaced/outdated Assets), Provider will refresh the Assets in accordance with the refresh requirements and schedule set forth in the Asset Allocation Matrix and any additional terms set forth in a Service Agreement regarding refresh. To the extent expressly provided in the Asset Allocation Matrix, Provider agrees to maintain the Assets in accordance with manufacturer recommendations, industry standards and as necessary to ensure that such Assets have sufficient capacity to allow Provider to perform its responsibilities under the Service Agreements and achieve the Service Levels.

15.2.	Customer Materials
(a)    Customer Software
The initial list of Customer Owned Software and Customer Licensed Software, if any, that is necessary for the Provider to use, access, manage or maintain in connection with its performance of the Services shall be identified in the “Customer Software” Schedule to each Service Agreement and shall be updated by the Parties as provided therein.
(b)    Ownership
As between the Parties, Customer shall be the sole and exclusive owner of: (i) all Customer Software; (ii) all other Materials owned or licensed by Customer Group as of or after the Effective Date, (iii) all enhancements and Derivative Works of such Customer Software and Materials, and (iv) the Work Product (but excluding Performance Work

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Product) (collectively, together with any Intellectual Property Rights therein, the “Customer Materials”).
(c)    License
Customer hereby grants to Provider a worldwide, royalty-free, non-exclusive, non-transferable and fully paid-up license during the applicable Service Agreement Term (which includes any Termination Assistance Period) to use, maintain, modify and enhance, as applicable, Customer Owned Software for the sole purpose of providing the Services as required under this Agreement. Subject to the Parties having obtained any Required Consents for the Customer Licensed Software, Customer grants to Provider, for the sole purpose of providing the Services, the right to use such Customer Licensed Software under the terms and scope of the license granted to Customer by the provider thereof. Provider shall comply with the duties, including use and non-disclosure restrictions imposed on Customer by the license agreements for such Customer Licensed Software. In addition, Provider will use the Customer Licensed Software in compliance with any applicable use restrictions: (i) that are disclosed by Customer to Provider; or (ii) that are contained in the agreements governing the use of any Customer Licensed Software that are provided or made available to Provider. Provider shall establish an access control procedure designed to limit Provider’s physical and logical access and use accordingly. Unless otherwise stated, Provider shall be solely responsible for obtaining, installing, operating and maintaining at its expense any Customer Licensed Software that Provider, or any Third Party on Provider’s behalf, installs or operates from within Provider’s own or any Third Party’s computing environment (i.e., its own copy), and Provider shall be solely responsible for the payment of all fees applicable thereto.
(d)    Disclaimer
THE CUSTOMER MATERIALS ARE PROVIDED BY CUSTOMER ON AN AS-IS, WHERE-IS BASIS. CUSTOMER EXPRESSLY DISCLAIMS ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, AS TO SUCH MATERIALS, OR THE CONDITION OR SUITABILITY OF SUCH MATERIALS FOR USE BY PROVIDER TO PROVIDE THE SERVICES, INCLUDING WARRANTIES OF MERCHANTABILITY, NON-INFRINGEMENT, OR FITNESS FOR A PARTICULAR PURPOSE. The disclaimer in this Section 15.2(d) does not limit Customer’s indemnity obligations in Section 20.2(a).

15.3.	Provider Materials
(a)    Provider Software
The initial list of Provider Owned Software and Provider Licensed Software that is necessary for Provider to perform the Services shall be identified in the “Provider Software” Schedule to each Service Agreement. Each “Provider Software” Schedule shall be updated from time to time as needed, with the prior approval of Customer. Unless otherwise expressly stated, Provider shall be solely responsible for obtaining, installing, operating and maintaining at its expense any Provider Software needed to provide the Services and the

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Work Product and as necessary for Customer Group to use and receive the Services or Exploit the Work Product, including the payment of all applicable fees.
(b)    Ownership
As between the Parties, Provider shall be the sole and exclusive owner of: (i) all Provider Software; (ii) all other Materials that, as of or after the Effective Date, are owned by Provider or licensed by Provider from Third Parties; (iii) all enhancements and Derivative Works of such Provider Software and Materials; and (iv) all Performance Work Product (collectively, including all Intellectual Property Rights therein, the “Provider Materials”).
(c)    License During Provision of Services
Provider hereby grants to Customer Group during the applicable Service Agreement Term (which includes any Termination Assistance Period) a non-exclusive, royalty-free, fully paid, non-transferable license to use, execute, operate, reproduce, display, perform, modify, develop, and personalize the Provider Materials to the extent required for Customer Group to (i) receive and use Services under the applicable Service Agreement, or (ii) to transition Services from Provider to Customer Group (or its designee) in connection with any insourcing of Services by Customer Group.
(d)    License Rights Upon Expiration or Termination of a Service

(i)
Upon expiration or termination of a Service Agreement (in whole or in part) or termination of any particular Service(s), Provider hereby grants to Customer Group a nonexclusive, worldwide, royalty-free, perpetual, paid-up license to use, execute, operate, reproduce, display, perform, modify, develop, and personalize (A) all Provider Owned Software (object code and source code) (excluding HP Commercially Available Software), (B) all Performance Work Product and (C) all Provider Materials, which, in each case, on the relevant date of expiration or termination, Provider is using to perform the Services then being terminated (together with all Provider Intellectual Property Rights therein). Provider hereby grants equivalent rights to such Software, Performance Work Product and Materials to any Successor Provider. Customer shall not be obligated to reimburse Provider for any one-time fees that may otherwise be chargeable for such Software, Performance Work Product or Materials. Notwithstanding the foregoing, with respect to HP Proprietary Tools that are not HP Commercially Available Software which, on the relevant date of expiration or termination of a Service Agreement (in whole or in part) or termination of any particular Service(s), Provider is using to provide the Services then being terminated, such license shall not be perpetual but shall only be for a reasonable commercial period for Customer Group to obtain comparable replacement tools, but in any event not greater than (i) [ * * * ] from the expiration or termination of the applicable Service or (ii) the end of the Termination Assistance Period, whichever is longer.

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(ii)
Upon expiration or termination of a Service Agreement (in whole or in part) or termination of any particular Service(s), Provider hereby grants to Customer Group a nonexclusive, worldwide, object code license to use, execute, operate, reproduce, display, and perform all HP Commercially Available Software which, on the relevant date of expiration or termination, Provider is using to perform the Services then being terminated. The license terms will be consistent with the terms generally applicable to the public for such Software (including without limitation term and termination, and rights to source code, if any); provided that notwithstanding the other terms of this Section 15.3(d)(ii), the license for tools included in HP Commercially Available Software will be royalty free and fully paid up for the first [ * * * ] but no longer than the Termination Assistance Period. Provider will work with Customer to minimize any one-time license fees that may be due for such license (with respect to HP Proprietary Tools, at the end of the period specified in Section 15.3(d)(i) above). Provider hereby grants equivalent rights to such HP Commercially Available Software to any Successor Provider.

(iii)	The licenses granted pursuant to this Section 15.3(d) shall be subject to the following terms and conditions:

(1)
such license shall be granted (A) solely to the extent necessary for Customer Group, or a Successor Provider, to continue providing the Services (and other similar services or portions thereof) to Customer Group and Authorized Recipients, (B) solely for the normal business purposes and practices of Customer Group as such existed prior to the effective date of termination or expiration, as the same may evolve in the ordinary course of business, and (C) not as part of any commercial exploitation as a stand-alone product or separately from the Services for which it is a part. Such license shall be provided “As Is”; provided, however, that such license shall be subject to any warranties generally provided to other users of such Software, Performance Work Product or Materials. Such license shall be non-assignable and non-transferable.

(2)	Provider hereby reserves all rights not expressly granted in this Section 15.3(d) to Customer Group and Successor Providers with respect to such Software, Performance Work Product and Materials.

(3)
Unless mutually agreed otherwise, Provider shall not be required to maintain, which includes correcting any defects or providing any upgrades to, such Software, Performance Work Product and Materials; provided, however, that if Provider is then making maintenance available to other customers with respect to any such item of Software, Performance Work Product or Materials, then

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Provider will offer maintenance with respect to such item on commercially reasonable terms and conditions (including pricing terms and conditions).
(e)    Third Party Materials Upon Termination or Expiration
For third party Software and Materials which, on the date of expiration or termination of a Service Agreement (in whole or in part) or termination of any particular Service(s), Provider is using:

(i)
solely to provide the Services (or the Services then being terminated) to Customer Group, upon Customer’s request and to the extent permissible under the applicable third party agreement, Provider will assign or transfer its license (or provide reasonable assistance to Customer obtain such assignment or transfer if prohibited by the terms of such agreement), if any, to such Software and Materials to Customer or its designee upon Customer’s reimbursement to Provider of any initial, one-time license or purchase charges in an amount equal to the remaining unamortized value, if any, for the Software and Materials, depreciated over a five-year life, and any transfer fees imposed by the applicable third party; and

(ii)
to provide the Services then being terminated to Customer Group and other customers (and/or Provider for its own internal use), Provider will provide reasonable assistance to Customer in obtaining licenses for such Software and Materials (and, failing that, in obtaining a mutually agreeable commercially available substitute, if available, to perform the same functions).

(f)    License to Embedded Provider Materials
Provider shall not incorporate any Provider Materials that are Software or documentation or Third Party Software or documentation into Work Product (other than Performance Work Product), even if such items are generally commercially available, without Customer’s prior written consent. Unless Customer has agreed otherwise in writing in connection with providing its consent, Provider hereby grants to Customer Group (in addition to and without limitation of any other license rights granted to Customer Group hereunder) a non-exclusive, royalty-free, fully paid, perpetual and worldwide license to use, execute, reproduce, sublicense, display, perform, distribute, create Derivative Works and make modifications and improvements (as part of the Work Product, but not separately therefrom) to any Provider Materials that are incorporated into any Work Product (other than Performance Work Product); provided, however, that (i) this license will not permit the commercial exploitation of such Provider Materials on a stand-alone basis, (ii) [ * * * ], and (iii) this license will not apply to Provider Materials for which Customer has expressly approved different license terms in writing prior to the incorporation of such Provider Materials into, or the use of such Provider Materials in connection with, the applicable Work Product. [ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

15.4.	Proprietary Rights
(a)    Ownership of Deliverables

(i)
Customer shall own all right, title and interest, including worldwide ownership of copyright and patent rights, in and to all Intellectual Property Rights in and to the [ * * * ]. Provider hereby irrevocably assigns to Customer without further consideration all right, title and interest in and to such [ * * * ], including patent, copyright, trade secret and other Intellectual Property Rights therein. To the extent permitted by applicable Law, Provider hereby unconditionally and irrevocably waives any moral rights (or other similar rights however denominated in a jurisdiction) otherwise exercisable with respect to such [ * * * ]. Upon Customer’s request, Provider will execute and deliver any documents or take such other actions as may reasonably be necessary to effect or perfect such assignment or waiver. Customer acknowledges that Provider shall own all right, title and interest, including worldwide ownership of copyright and patent rights, in and to all Intellectual Property Rights in and to the [ * * * ].

(ii)
During the Term, Provider shall disclose promptly to Customer any improvements made or conceived by Provider or any Provider Personnel as a part of the work done in connection with a Deliverable, including network diagrams, templates, datasets, Software and reasonably detailed descriptions of processes and procedures.

(iii)
To the extent any [ * * * ] is not deemed a “work for hire” by operation of law, Provider hereby irrevocably assigns, transfers and conveys to Customer, and shall cause the Provider Personnel to assign, transfer and convey to either Customer or Provider (which then assigns, transfers and conveys to Customer pursuant to this Section 15.4(a)(iii)), in each case without further consideration, all of its and their right, title and interest in and to such [ * * * ], including all Intellectual Property Rights in and to such [ * * * ].

(iv)	The assignment of the Intellectual Property Rights in the [ * * * ] by Provider and the Provider Personnel to Customer shall be royalty-free, absolute, irrevocable and perpetual.

(v)
Customer grants and will grant to Provider, a perpetual, irrevocable, worldwide, non-exclusive and royalty-free right and license to make, have made, use, import, sell, offer to sell separate and distinct products and services developed by Provider and the right to sublicense to a customer of Provider a right under any patent right assigned by Provider to Customer pursuant to this Agreement to use separate and distinct products and services developed by Provider for the benefit of such customer. For the avoidance of doubt, such license shall not include any copyright to any Work Product nor shall

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Provider have any license to any Customer Data or Company Information of Customer.
15.5.    Source Code
If any Deliverable created includes Software, Provider shall provide Customer with the object code, source code and documentation for such Software (including any Provider Software embedded therein). Such source code and technical documentation shall be sufficient to allow a reasonably knowledgeable and experienced programmer to maintain and support such Software, and the user documentation for such Software shall accurately describe in terms understandable by a typical end user the functions and features of such Software and the procedures for exercising such functions and features.
16.    CONFIDENTIALITY AND DATA

16.1.	Obligations
Customer and Provider will each refrain from misuse, unauthorized access, storage and disclosure, will hold as confidential and will use the same level of care (including both facility Physical Security and electronic security) to prevent misuse, unauthorized access, storage, disclosure, publication, dissemination to or use by Third Parties of, the Company Information of the other Party as it employs to avoid misuse, unauthorized access, storage, disclosure, publication, dissemination or use of its own information of a similar nature, but in no event less than a reasonable standard of care. The concept of a “reasonable standard of care” shall include compliance by the Party receiving Company Information of the other Party with all Laws and, as to Provider, Customer Compliance Requirements, applicable to the security (Facility Physical Security and logical access and data security), access, storage, disclosure, publication, dissemination and use of such Company Information in the receiving Party’s possession, as well as all Laws applicable to the security (Facility Physical Security and logical access and data security), access, storage, disclosure, publication, dissemination and use of such Company Information in the disclosing Party’s possession. Notwithstanding the foregoing confidentiality and similar obligations in this Section 16 (but subject to compliance with applicable Laws), the Parties may disclose to and permit use of the Company Information by, in the case of Customer, other members of Customer Group, the ultimate parent company of Customer and any direct or indirect wholly or partially owned subsidiaries of such ultimate parent company, and in the case of both Parties and the other members of Customer Group, the ultimate parent company of such Party and its subsidiaries, their respective legal counsel, auditors, contractors and subcontractors where: (a) such disclosure and use is reasonably necessary, and is only made with respect to such portion of the Company Information that is reasonably necessary to permit the Parties to perform their obligations or exercise their rights hereunder, for the ultimate parent company of Customer to manage its investment in Customer and its other such subsidiaries, or for their respective legal counsel, auditors, contractors and subcontractors to provide the Services to or on behalf of Customer Group or for Customer Group to use the Services or to assist with the management activities of the ultimate parent company of Customer; (b) such auditors, contractors and subcontractors are bound in writing by obligations of confidentiality, non-disclosure and the other restrictive covenants set forth in this Section 16, at least as restrictive and extensive in scope as those set forth in this Section 16; and (c) Provider in the case of Customer Group’s

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Company Information, and Customer in the case of Provider Company Information, assumes full responsibility for the acts or omissions of the persons and entities to which each makes disclosures of the Company Information of the other Party no less than if the acts or omissions were those of Provider and Customer respectively. Without limiting the generality of the foregoing, neither Party will publicly disclose the terms of the Agreement, except to the extent permitted by this Section 16 or to enforce the terms of the Agreement, without the prior written consent of the other Party. For the purposes of this Section 16, neither Provider nor any Provider Agent shall be considered contractors or subcontractors of Customer Group.
16.2.    Exclusions
(a)    General Exclusions
Notwithstanding the foregoing and excluding the Customer Data, this Section 16 shall not apply to any information which Provider or Customer can demonstrate was or is: (a) at the time of disclosure to it, in the public domain; (b) after disclosure to it, published or otherwise becomes part of the public domain through no fault of the receiving Party; (c) without a breach of duty owed to the disclosing Party, is in the possession of the receiving Party at the time of disclosure to it; (d) received after disclosure to it from a Third Party who had a lawful right to and, without a breach of duty owed to the disclosing Party, did disclose such information to it; or (e) independently developed by the receiving Party without reference to or use of, including any actions authorized in Section 16.1, the Company Information of the disclosing Party. Further, excluding the Customer Data, either Party may disclose the other Party’s Company Information to the extent required by Law, or an order of a court or governmental agency. Further, with the exception of the Customer Data, either Party may disclose the other Party’s Company Information to the extent required by Law (including in filings made under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended), or the rules of any national stock exchange or any listing agreement with such stock exchange to which such Party is or has elected to become subject. However, in the event of disclosure pursuant to an order of a court or governmental agency, and subject to compliance with Law, the recipient of such Company Information shall give the disclosing Party prompt Notice to permit the disclosing Party an opportunity, if available, to obtain a protective order or otherwise protect the confidentiality of such information, all at the disclosing Party’s cost and expense; provided, that Customer shall not be obligated to delay the filing or effectiveness of any registration statement under the Securities Act of 1933, as amended, or the offering or sale of any securities pursuant to any such registration statement to accommodate such opportunity.
(b)    RFP Assistance
Notwithstanding anything to the contrary in this Section 16, Provider shall provide Customer with information related to the Services that Customer reasonably requests to enable Customer to draft an RFP for some or all of the Services or any New Services and to provide (subject to reasonable confidentiality protections) due diligence information to recipients of an RFP (irrespective of whether Provider is a recipient of such RFP), and in each case Customer may provide such RFP and information to prospective service providers

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(subject to reasonable confidentiality protections). Provider further agrees to provide other reasonable RFP assistance to Customer, provided Customer does not release the Provider Company Information, except to the extent permitted by, or otherwise in accordance with, the terms of this Section 16. To the extent additional resources are required, Provider shall be compensated on a time and materials basis for resources and materials used to provide assistance to Customer pursuant to this Section 16.2(b) at the then-current rates provided in the “Charges” Schedule, or if not provided in the “Charges” Schedule, on a commercially reasonable basis consistent with the other Charges.

16.3.	Residual Knowledge
The terms of confidentiality under this Section 16 shall not be construed to limit either Party’s right to independently develop or acquire products without use of the other Party’s Company Information. The disclosing Party acknowledges that the receiving Party may currently, or in the future, be developing information internally, or receiving information from other Persons, that is similar to the Company Information. Accordingly, nothing in this this Section 16 will be construed as a representation or agreement that the receiving Party will not develop or have developed for it, products, concepts, systems or techniques that are similar to or compete with the products, concepts, systems or techniques contemplated by or embodied in the Company Information, provided that the receiving Party does not violate any of its obligations under the Agreement in connection with such development. Further, either Party shall be free to use, for any purpose, Residuals resulting from access to or work with any Company Information, provided that such Party shall maintain the confidentiality of the Company Information as provided herein and provided such use does not infringe or otherwise violate any Intellectual Property Rights of the other Party. The term “Residuals” means information in non-tangible form which may be retained in the “unaided memory” by Persons who have had access to the Company Information, including ideas, concepts, know-how or techniques contained therein, provided such Company Information is not expressly incorporated in a tangible form provided by the disclosing Party. For purposes of the Agreement, “unaided memory” means to be remembered by an individual without reference to, use of, or the aid of information in any tangible form, and that is not purposefully or intentionally memorized or retained by such individual prior to or after the Effective Date.
17.    DATA OWNERSHIP AND SECURITY
17.1.    Data Ownership; Customer Data
(a)    Data Ownership
All Customer Group’s Company Information (including Customer Data, records and reports related to Customer Group, the Customer Business and the Services) whether in existence at the Commencement Date of a Service Agreement or compiled thereafter in the course of performing the Services, shall be treated by Provider and Provider Agents as the exclusive property of Customer Group and the furnishing of such Customer Group’s Company Information to, or access to such items by, Provider or Provider Agents shall not grant any express or implied interest in Provider or Provider Agents relating to such Customer Group’s Company Information, and Provider’s and Provider Agents’ use of such Customer

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Group’s Company Information shall be limited to such use as is necessary to perform and provide the Services to Customer Group and fulfill its obligations under this Master Agreement. Upon request by Customer at any time and from time to time and without regard to the default status of the Parties under the Agreement, Provider and Provider Agents shall promptly and securely deliver to Customer the Customer Group’s Company Information (including all data, records and related reports regarding Customer Group, the Customer Business and the Services) in secured electronic format and in such hard copy as exists on the date of the request by Customer. Customer shall be responsible for Provider’s actual and reasonable costs associated with the delivery of Customer Group’s Company Information where such delivery is solely for the convenience of Customer. For the avoidance of doubt, any delivery of Company Information requested by Customer (i) in connection with the expiration or termination of this Agreement, any Service Agreement or any Services as set forth in Section 18.6(d); or (ii) for diagnostic or operational purposes, shall in each case be provided at no cost or charge to Customer Group.
(b)    Copies of Data for Customer
Upon written request to Provider, Provider will return the Customer Data to Customer on such media and in such format as reasonably requested by Customer. Provider will never refuse for any reason, including Customer’s material breach of this Agreement, to provide Customer with the Customer Data in accordance with this paragraph. Without limiting any other provision of this Agreement, Provider hereby agrees that Customer is entitled to obtain injunctive relief to enforce the provisions of this Section 17.1. As a part of Provider’s obligation to provide Customer Data pursuant to this paragraph, Provider will also provide Customer any data maps, documentation, software, or other materials necessary for Customer to use, translate, interpret, extract and convert the Customer Data for use by Customer or any Third Party.

17.2.	Loss of or Unauthorized Access to Company Information
(a)    Security Requirements
Customer’s guidelines for logical security control measures, written rules, regulations, policies and procedures applicable to Provider’s delivery of the Services in effect as of the Effective Date and Customer’s guidelines for Physical Security control measures at the Facilities are set forth in the “Information Security Requirements” Exhibit and the “Customer Security Requirements” Schedule to the applicable Service Agreement (the “Security Requirements”). Customer shall notify Provider in writing of any changes, updates, modifications or amendments of the Security Requirements. Within a commercially reasonable period of time, and subject to the Change Control Procedures, Provider will comply, and will ensure that Provider Agents comply (in the manner provided for in Section 13.3(c) of the Master Agreement), with the Security Requirements, as amended by Customer from time to time. For the avoidance of doubt, the Change Control Procedures shall govern the method of implementation and pricing with respect to amendments, updates and changes to the Security Requirements, but will not grant Provider any right to refuse to implement

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

changes necessary to comply with amendments, updates and changes to the Security Requirements.
(b)    Information Security Requirements
Provider shall comply with Customer’s requirements for administrative, technical and physical control measures applicable to Provider’s delivery of the Services and Customer’s requirements for Physical Security at the Facilities, which are set forth in the Security Requirements. Any changes, updates, modifications or amendments to the Security Requirements and Provider shall be handled through the Change Control Procedures.
(c)    Safeguards
In addition to any specific requirements set forth in the “Information Security Requirements” Exhibit, Provider shall establish an information security program with respect to Personally Identifiable Information and other Customer Data (and provide a copy of same to Customer) which: (i) ensures the security, confidentiality, integrity and availability of such Personally Identifiable Information and other Customer Data; (ii) protects against any anticipated threats or hazards to the security, confidentiality, availability or integrity of such Personally Identifiable Information or other Customer Data; (iii) protects against any unauthorized access to, use or disclosure of such Personally Identifiable Information or other Customer Data; and (iv) ensure the proper and secure disposal of Personally Identifiable Information and other Customer Data. Provider shall also establish and maintain network and internet security procedures, protocols, security gateways and firewalls with respect to such Personally Identifiable Information and other Customer Data. All of the foregoing shall be consistent with the Security Requirements and: (y) no less rigorous than those administrative, technical and physical control measures maintained by Customer prior to the Commencement Date of the applicable Service Agreement; and (z) no less rigorous than those maintained by Provider for its own data and information of a similar nature.
(d)    Physical Security
Provider will maintain and enforce at any Provider Facility safety and security procedures that are in accordance with the most rigorous industry standards and at least as rigorous as those procedures in effect at Customer Facilities as of the Effective Date. In addition, Provider will comply with all reasonable requirements of Customer with respect to security at the Facilities.
(e)    Security Assessment
Without limiting the generality of the foregoing, Provider’s information security policies shall provide for: (i) regular assessment and re-assessment of the risks to the confidentiality, integrity and availability of Customer Data and systems acquired or maintained by Provider and its agents and contractors in connection with rendering information technology and business process outsourcing services, including (A)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

identification of internal and external threats that could result in a Security Breach, (B) assessment of the likelihood and potential damage of such threats, taking into account the sensitivity of such data and systems, and (C) assessment of the sufficiency of policies, procedures, and information systems of Provider and Provider Agents, and other arrangements in place, to control risks; and (ii) protection against such risks.
(f)    Media
Provider shall remove all Customer Data from any media taken out of service and shall destroy or securely erase such media in accordance with the Security Requirements, applicable Laws and otherwise in a manner designed to protect against unauthorized access to or use of any Customer Data in connection with such destruction or erasure. No media on which Customer Data is stored may be used or re-used to store data of any other customer of Provider or to deliver data to a Third Party, including another Provider customer, unless securely erased.
(g)    Security Breach
[ * * * ]. All actions undertaken pursuant to this Section 17.2(g) shall be undertaken in accordance with the “Information Security Requirements” Exhibit. [ * * * ]
(h)    Intrusion Detection/Interception
Provider will provide Customer and its representatives with access to Provider’s systems, policies and procedures relating to intrusion detection and interception with respect to the Provider systems used to provide the Services that are made available to other customers of Provider that purchase services that are similar to the Services for the purpose of examining and assessing those systems, policies and procedures in accordance with Section 14.2(b) of this Master Agreement.
(i)    PCI DSS Acknowledgement
Consistent with Provider’s obligations as set forth in this Agreement or a Service Agreement, Provider hereby acknowledges its responsibility for the protection and security of any cardholder data and other Personally Identifiable Information in connection with the performance of the Services.

17.3.	Limitation
The covenants of confidentiality and other restrictive covenants set forth herein (a) will apply after the Effective Date to any Company Information disclosed to the receiving Party before and after the Effective Date and (b) will continue and must be maintained from the Effective Date through the termination of the Services and (i) with respect to Trade Secrets, until such Trade Secrets no longer qualify as Trade Secrets under applicable law; (ii) with respect to Confidential Information, for a period equal to the longer of five years after termination of the Parties’ relationship

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

under the Agreement, or as long as required by applicable Law; and (iii) with respect to Customer Data, in perpetuity.

17.4.	Data Privacy
As between Customer and Provider, Customer shall be and remain the controller of the Personally Identifiable Information for purposes of the Privacy Laws, with rights to determine the purposes for which the Personally Identifiable Information and other information is accessed, stored and Processed, and nothing in the Agreement will restrict or limit in any way Customer’s rights or obligations as owner and controller of its data and information for such purposes. As the controller of such data and other information of Customer Group, Customer will direct Provider’s use of and access to the Personally Identifiable Information, which such use and access shall in all cases be solely in accordance with the terms of the Agreement. The Parties also acknowledge and agree that Provider may have certain responsibilities prescribed as of the Effective Date by applicable Privacy Laws or by Customer Group’s privacy policies (as in effect and updated by Customer Group from time to time and provided to Provider) as an entity with use of, access to and possibly custody of the Personally Identifiable Information, and Provider hereby acknowledges such responsibilities and agrees that such responsibilities will be considered a part of the Services to be provided by Provider under the Agreement.
To the extent that Provider is deemed to be a controller or joint controller of the Customer Data pursuant to a ruling or finding of any entity with competent jurisdiction and authority to enforce the Directive, Provider agrees to work in good faith with Customer to comply with such finding in a manner that allows Customer to have as much control over the relationship with the data subject who provided the Personally Identifiable Information, and the means and content of communication and other aspects of interaction with data subjects and other persons who provided the Personally Identifiable Information, as legally possible. In the event that Provider receives an access request from any individual data subject, Provider shall both notify Customer and allow Customer to respond to and conduct all communications with such data subject to the maximum extent legally permitted and shall not engage in any communications with the data subject except as required to accomplish the foregoing. The Parties further agree to the provisions set forth in the “Privacy Requirements” Exhibit attached hereto and incorporated herein by reference.

17.5.	Legal Support
As requested by Customer, Provider shall (i) implement “legal holds” and other data retention protocols with respect to Customer Group’s Company Information in the possession or control of Provider and Provider Agents, and (ii) otherwise assist Customer Group in complying with discovery and data production requirements relating to Customer Group’s Company Information in the possession or control of Provider or Provider Agents in connection with litigation, arbitration and other dispute resolution procedures, administrative proceedings, government investigations and internal investigations, including data identification, restoration, retrieval and production. To the extent that such assistance can be accomplished by Provider using existing resources, Provider will provide such assistance at no additional charge. If Provider cannot provide such assistance using existing resources, Provider will provide such assistance in accordance with the Change Control Procedures. The Services pursuant to the preceding sentence may be directed

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

by Customer’s in-house or outside counsel and Provider shall accept instructions from, and report to, such counsel as directed by Customer. In addition, at Customer’s request, Provider shall enter into a separate agreement with Customer’s outside counsel to perform such Services. Such agreement shall be on terms and conditions substantially similar to those of this Agreement (to the extent relevant) and shall include pricing terms no less favorable than those provided for in this Agreement.
18.    TERMINATION

18.1.	Termination by Customer
Customer may terminate the Agreement or any Service Agreement in whole or, in the case of termination pursuant to Sections 18.1(a), 18.1(b), 18.1(c), 18.1(d), 18.1(e), 18.1(i), or 18.1(j) in part, as follows:
(a)    Material Breach
Upon Notice of termination, effective as of the termination date specified in such Notice of termination, if Provider materially breaches the Master Agreement or any Service Agreement: (i) and does not cure such breach within 30 days of Customer’s Notice of material breach; or (ii) in a manner that is not capable of being cured within 30 days.
(b)    Persistent Breach
Upon Notice of termination, effective as of the termination date specified in such Notice of termination, if Provider commits numerous breaches under the Agreement which in the aggregate are material and Provider fails within 30 days to cure such breaches by delivery of a plan of remediation acceptable to Customer, or fails to comply with any such Customer approved plan of remediation in any material respect;.
(c)    Service Level Termination Event
Upon Notice of termination, effective as of the termination date specified in such Notice of termination, in the event of a Service Level Termination Event.
(d)    Failure of Disaster Recovery Services
Upon Notice of termination, effective as of the termination date specified in such Notice of termination, (i) in accordance with Schedule M of a Service Agreement, or (ii) if Provider otherwise materially breaches its Disaster Recovery Services obligations (subject to the cure period provided in Section 18.1(a)).
(e)    Convenience
For convenience, by providing Provider at least 90 days’ prior Notice of termination, effective as of the date specified in such Notice of termination.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(f)     Change of Control of Provider
In the event of a Change of Control of Provider, upon Notice of termination to Provider given not later than 12 months after the occurrence of such Change of Control, effective as of the termination date specified in such Notice of termination.
(g)    Change of Control of Customer
In the event of a Change of Control of Customer, upon Notice of termination to Provider given not later than 12 months after the occurrence of such Change of Control, effective as of the termination date specified in such Notice of termination.
(h)    Damages Cap Exceeded
Upon Notice of termination, effective as of the termination date specified in such Notice of termination, if (i) Provider causes damages to Customer Group that are subject to the Provider Direct Damages Cap and are in excess of [ * * * ] of the Provider Direct Damages Cap, and does not agree to reset to zero the damages counted toward the Provider Direct Damages Cap, within ten days of Customer’s Notice of reset request; or (ii) Provider causes damages to Customer Group that are subject to the Second Cap and are in excess of [ * * * ] of the Second Cap, and does not agree to reset to zero the damages counted toward the Second Cap, within ten days of Customer’s Notice of reset request.
(i)    Force Majeure Failure
Upon Notice of termination, effective as of the termination date specified in such Notice of termination, if any Force Majeure Event lasting longer than [ * * * ], or more than [ * * * ] in any [ * * * ] period substantially prevents, hinders or delays Provider’s performance of any of the Services. Customer’s right to terminate pursuant to this Section expires at such time as Provider is able to restore the affected Services and meet the Service Levels.
(j)    Benchmark Termination Right
Upon Notice of termination, effective as of the termination date specified in such Notice of termination, under the circumstances set forth in the “Market Currency Procedures” Exhibit.

18.2.	Termination by Provider
Provider may terminate the applicable Service Agreement for cause upon Notice of termination if (i) Customer does not pay undisputed Charges thereunder by the specified due date and the total of all such overdue undisputed Charges [ * * * ], in each case where Customer fails to cure such default within 30 days of Provider’s Notice of default.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

18.3.	Equitable Adjustments in the Event of Termination
In the event of any partial termination of a Service Agreement by Customer, the Charges for the portion of the Services so terminated shall be removed from the “Charges” Schedule to the affected Service Agreement and any other terms shall be equitably adjusted to reflect the termination of such portion of the Services.
18.4.    Winddown Expenses
(a)    Customer Obligation
In the event of a termination by Customer pursuant to [ * * * ], Customer shall pay Provider any applicable Winddown Expenses and any applicable termination fee specified in the applicable Service Agreement; provided, however, that no Winddown Expenses or termination fee shall be payable by Customer in the event of [ * * * ]. In the event of a termination pursuant to [ * * * ], Customer shall pay such Winddown Expenses and any applicable termination fee as follows: (y) [ * * * ] of such amounts on the effective date of termination; and (z) [ * * * ] of such amounts upon completion of the Termination Assistance Period, except to the extent expressly set forth otherwise in a Service Agreement. Further, in the event of a termination by Customer pursuant to [ * * * ], Customer shall pay Provider [ * * * ] (or other specified amount) of any termination fee specified in the applicable Service Agreement. Except as otherwise provided in a Service Agreement, in no other event shall Customer be responsible for the payment of any termination charge, Winddown Expense, or any fee, payment or penalty of any type. Provider shall use all reasonable efforts to mitigate and minimize any and all Winddown Expenses. Provider shall provide a breakdown of all Winddown Expenses in detail reasonably acceptable to Customer and all invoices for Winddown Expenses and termination fees will be subject to audit by Customer in accordance with Section 14.
(b)    Cessation of Charges
Except as set forth in Sections 18.4(a) and 18.5(d), Customer shall not be obligated to pay any Charges that would otherwise accrue and be payable by Customer pursuant to the Agreement or any Service Agreement after the effective date of the expiration or termination of the Agreement, any such Service Agreement or the applicable Services.

18.5.	Termination Assistance Services
(a)    Cooperation
The Parties agree that Provider will cooperate with Customer Group to assist in the orderly transfer of the services, functions, responsibilities, tasks and operations comprising the applicable Services under each Service Agreement to Customer Group or a Successor Provider in connection with the expiration or earlier termination of the Agreement, any Service Agreement or any portion of the Services for any reason, however described (including as described in Section 13.1(a) or this Section 18). The Services include

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Termination Assistance Services and the Termination Assistance Services shall include: (i) providing Customer Group and their respective agents, contractors and consultants, as necessary, with the services described in the “Termination Assistance Services” Schedule to each Service Agreement and such other portions of the Services as Customer may request; (ii) providing Customer Group, Successor Providers or other Third Parties participating in the transition activities, with reasonable access to the business processes, materials, equipment, software and other resources (including human resources) used by Provider to deliver the Services, as reasonably necessary to support the transition of the relevant Services from Provider to performance by Customer Group or one or more Successor Providers of functions to replace such Services; (iii) providing such information regarding the operating environment, system constraints and other operating parameters as is reasonably necessary for the work product of Customer Group, Successor Providers or other Third Parties participating in the transition activities to be compatible with the Services and New Services (if any); (iv) performing integration services with respect to integrating any Third Party software or hardware into the operating environment supporting the Services; (v) RFP assistance as provided for in Section 16.2(b); (vi) providing Customer Group and its Third Parties supporting the Customer Group business, such as contractors and subcontractors, as necessary, with reasonable access to the Hardware, Software and other resources used by Provider to deliver the Services, provided that any such access does not interfere with Provider’s ability to provide the Services or Termination Assistance Services; and (viii) such other reasonable cooperation as may be requested by Customer; provided, however, that any such Successor Providers and other Third Parties comply with Provider’s reasonable security and confidentiality requirements including execution of a confidentiality agreement consistent with the terms hereof. In addition, upon Customer’s request, Provider will provide Customer reasonably detailed specifications for the Hardware, Software, network engineering diagrams and network device configurations needed by Customer to properly provide the Services. Neither the Term nor applicable Service Agreement Term shall be deemed to have expired or terminated until the Termination Assistance Services thereunder are completed, after which Customer shall have no further rights of extension including pursuant to Section 3.3.
(b)    Commencement
Upon Customer’s request, Provider shall provide Termination Assistance Services in connection with migrating the applicable Service(s) to Customer Group or one or more Successor Providers commencing on the earlier of: (i) the date specified by Customer in a Notice to Provider, provided such date cannot precede the date that is [ * * * ] prior to expiration of the applicable Service(s), or (ii) upon any Notice of termination or non-renewal of the Agreement or any Service Agreement, either in part with respect to the applicable Service(s) or in whole. Further, Provider shall provide the Termination Assistance Services in accordance with this Section 18.5 even in the event of Customer’s material breach, including an uncured payment default, with or without an attendant termination for cause by Provider, so long as Customer pays Provider for the Termination Assistance Services in accordance with this Section 18.5. In no event will Customer’s holding of monies in compliance with

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Section 8.6 of this Master Agreement be considered a failure by Customer to pay amounts due and payable hereunder.
(c)    Duration
Termination Assistance Services shall be provided: (i) through the effective date of the expiration of the applicable Service or Service Agreement; or (ii) in the case of a termination, through the effective date of termination of the applicable Service or Service Agreement or portion thereof (the “Initial Termination Assistance Period”). Upon written request by Customer, provided at least 30 days before the scheduled expiration of the then-current Termination Assistance Period, Provider will provide the Termination Assistance Services for up to an additional period of time requested by Customer (each, a “Termination Assistance Period Extension” and collectively, with the Initial Termination Assistance Period, the “Termination Assistance Period”). Customer may initiate multiple Termination Assistance Period Extensions; provided, however, in no event shall the Termination Assistance Period exceed a period of [ * * * ] after the effective date of expiration or termination of the applicable Service or Service Agreement. Each such Termination Assistance Period Extension shall be on the terms, conditions and pricing in effect at the time of the commencement of such extension, subject to any cost of living or other adjustment provided for in the Charges Schedule for such Service Agreement, and to the extent the Termination Assistance Period extends beyond the then-scheduled expiration or termination date, shall be considered an extension of the Service Agreement Term.
(d)    Additional Charges Payable During Termination Assistance
If any Termination Assistance Services provided by Provider require the utilization of additional resources that Provider would not otherwise use in the performance of applicable Service Agreement(s), Customer will pay Provider for such usage at the then-current applicable Charges and in the manner set forth in the applicable Service Agreement(s). If the Termination Assistance Services require Provider to incur costs that Provider would not otherwise incur in the performance of the other Services under the applicable Service Agreement(s), then Provider shall notify Customer of the identity and scope of the activities requiring that Provider incur such costs and the projected amount of the charges that will be payable by Customer for the performance of such assistance. Such charges shall be commercially reasonable and consistent with the other Charges. Upon Customer’s authorization, Provider shall perform the assistance and invoice Customer for such charges.

18.6.	Other Rights Upon Termination
At the expiration or earlier termination, in whole or in part, of the Agreement or any Service Agreement, for any reason, however described, and unless otherwise agreed in the applicable Service Agreement, the Parties agree in each such instance, as applicable:
(a)    Hardware

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Except as may be otherwise set forth in a Service Agreement, upon Customer’s request, Provider agrees to sell to Customer or its designee for the fair market value thereof, the Provider Equipment owned by Provider then currently being used by Provider primarily to perform the terminated or expiring Services. In the case of such Provider Equipment that Provider is leasing, Provider agrees to permit Customer or its designee to either buy-out the lease on the Provider Equipment and purchase the Provider Equipment from the lessor or assume the lease(s) and secure the release of Provider thereon. Customer shall be responsible for any sales, use or similar taxes associated with such purchase of such Provider Equipment or the assumption of such leases.
(b)    Provider Employees
Customer and its designee(s) shall be permitted to undertake, without interference from Provider or Provider Agents (including counter offers), to hire, effective after the date when Provider ceases provision of the terminated or expiring Services and any Termination Assistance Services, any Provider Personnel primarily assigned to the performance of the Services at any time during the 12 months preceding such date. Provider shall waive, and shall cause Provider Agents to waive, their rights, if any, under contracts with such Provider Personnel restricting the ability of such Provider Personnel to be recruited or hired by Customer or its designee(s). Provider shall provide Customer and its designee(s) with reasonable assistance in their efforts to hire such Provider Personnel and shall give Customer and its designee(s) reasonable access to such Provider Personnel for interviews, evaluations and recruitment. Each Party shall endeavor to conduct the above-described hiring activity in a manner that is not unnecessarily disruptive of the performance by Provider of its obligations hereunder.
(c)    Other Provider Agreements with Third Parties
Upon Customer’s request, and unless otherwise indicated in the “Approved Provider Agents” Schedule, Provider will transfer or assign to Customer or its designee, on mutually acceptable terms and conditions, any agreements that Provider holds with Provider Agents, to the extent permitted in such agreements.
(d)    Return of Data
The receiving Party and its subcontractors shall, at the disclosing Party’s option, promptly and securely destroy (in accordance with the “Information Security Requirements” Exhibit) or deliver to the disclosing Party, the Company Information (including all data, records and related reports) in such format as may be reasonably requested by the disclosing Party and in such hard copy as then exists, and will certify to the disclosing Party that all Company Information has been securely destroyed or returned.
18.7.    Effect of Termination/Survival of Selected Provisions
(a)    Effect of Bankruptcy

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In the event of the bankruptcy of Provider pursuant to the Bankruptcy Code and an attendant rejection of the Agreement or any license granted hereunder pursuant to Section 365 thereof, the Parties intend that the provisions of the Bankruptcy Code shall apply and, to the extent applicable, Customer Group shall be entitled to retain all license rights granted in the Agreement and possession of all embodiments of intellectual property licensed under the Agreement, and to exercise all rights to obtain possession of all embodiments of intellectual property licensed hereunder in accordance with the Agreement and any escrow or other agreement supplementary hereto, and other than payment of fees specifically identified as license fees, Customer Group shall have no obligation to pay any additional fees or payments in connection with the exercise of the license rights granted under the Agreement and use of any embodiments of such licensed intellectual property.
(b)    Survival
Notwithstanding the expiration or earlier termination of the Services, the Agreement or any Service Agreement for any reason however described, the following Sections of the Agreement shall survive any such expiration or termination: Sections 8.1, 8.3, 8.6, 8.7, 9.5, 9.9, 10, 13.2(a)(ii), 15.2, 15.3, 15.4 16, 17, 18.5, 18.6, 18.7, 19, 20, 21 (per the timeframe stated in Section 21.1), 22 and 23 and the “Privacy Requirements” Exhibit. Upon termination or expiration of the Agreement, all rights and obligations of the Parties under the Agreement shall expire, except those rights and obligations under those Sections specifically designated to survive in this Section 18.7(b).
(c)    Claims
Except as specifically set forth in the Agreement, all claims by any Party accruing prior to the expiration or termination date shall survive the expiration or earlier termination of the Agreement.
19.    LIABILITY
19.1.    Liability Caps
(a)    Direct Damages
Except as provided in Section 19.2, the liability of either Party to the other arising out of, relating to or resulting from the performance or non-performance of its obligations under the Agreement shall be limited to direct damages for each event that is the subject matter of a claim or cause of action.
(b)    Provider Direct Damages Cap
EXCEPT AS PROVIDED IN SECTION 19.2, THE LIABILITY OF PROVIDER FOR DAMAGES, OTHER THAN SECOND CAP DAMAGES, AND REGARDLESS OF THE FORM OF ACTION THAT IMPOSES LIABILITY, SHALL NOT EXCEED [ * * * ] (the “Provider Direct Damages Cap”). SUBJECT TO SECTION 19.2, IF FOR ANY

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REASON SECTION 19.1(f) IS UNENFORCEABLE, IN WHOLE OR IN PART, THE PROVIDER DIRECT DAMAGES CAP SHALL APPLY TO ANY DAMAGES (OTHER THAN SECOND CAP DAMAGES) THAT THE PARTIES INTEND TO EXCLUDE PURSUANT TO SECTION 19.1(f).
(c)    Second Cap Damages
EXCEPT AS PROVIDED IN SECTION 19.2 AND IN LIEU OF THE LIMITATION SET FORTH IN SECTION 19.1(b) and (d), THE LIABILITY OF EITHER PARTY FOR DAMAGES ARISING UNDER OR IN CONNECTION WITH: (I) A SECURITY BREACH RESULTING FROM OR IN CONNECTION WITH ACTS OR OMISSIONS OF PROVIDER OR CUSTOMER OTHER THAN IN ACCORDANCE WITH THE AGREEMENT, INCLUDING ANY NOTIFICATION OF INDIVIDUALS OF ANY SUCH SECURITY BREACH AND ASSOCIATED NOTIFICATION RELATED COSTS, (II) A BREACH OF SECTION 16 TO THE EXTENT INVOLVING PERSONALLY IDENTIFIABLE INFORMATION; OR (III) A BREACH OF SECTION 17 (DATA OWNERSHIP AND SECURITY) (collectively, “Second Cap Damages”), REGARDLESS OF THE FORM OF ACTION THAT IMPOSES LIABILITY, WILL BE LIMITED TO [ * * * ] (the “Second Cap”). SUBJECT TO SECTION 19.2, IF FOR ANY REASON SECTION 19.1(f) IS UNENFORCEABLE, IN WHOLE OR IN PART, THE SECOND CAP SHALL APPLY TO ANY SECOND CAP DAMAGES THAT THE PARTIES INTEND TO EXCLUDE PURSUANT TO SECTION 19.1(f). For the avoidance of doubt, the Provider Direct Damages Cap and the Customer Direct Damages Cap are each separate from the Second Cap and any applicable damages incurred under the Provider Direct Damages Cap and the Customer Direct Damages Cap shall not count as damages under the Second Cap (and vice versa).
(d)    Customer Cap
EXCEPT AS PROVIDED IN SECTION 19.2, CUSTOMER’S AGGREGATE LIABILITY FOR DIRECT DAMAGES UNDER EACH SERVICE AGREEMENT, OTHER THAN SECOND CAP DAMAGES, SHALL NOT EXCEED [ * * * ] (the “Customer Direct Damages Cap”). IF FOR ANY REASON SECTION 19.1(f) IS UNENFORCEABLE, IN WHOLE OR IN PART, THE CUSTOMER DIRECT DAMAGES CAP SHALL APPLY TO ANY DAMAGES THAT THE PARTIES INTEND TO EXCLUDE PURSUANT TO SECTION 19.1(f).
(e)    No Implied Liability
Inclusion of a cap on damages in this Agreement shall not create or imply liability for damages that a Party does not otherwise have hereunder.
(f)    Excluded Damages
Neither Party shall be liable for damages that constitute: (i) loss of interest, profit or revenue of the claiming Party, reputational damage or share price decline; or (ii) incidental,

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consequential, special, punitive, exemplary, multiple or indirect damages suffered by the claiming Party, except as the damages described in (i) and (ii) are included as a part of the Service Level Credits, or as otherwise specifically provided for in the Agreement, even if such Party has been advised of the possibility of such losses or damages.
(g)    Texas Deceptive Trade Practices Act
To the maximum extent permitted by Law, the Parties waive all provisions of the Texas Deceptive Trade Practices Act – Consumer Protection Act, Subchapter E of Chapter 18 (Sections 17.41 et seq.), Texas Business and Commerce Code (other than Section 17.555) thereof), insofar as the provisions of such Act may be applicable to the Agreement or the transactions contemplated hereby. To evidence its ability to grant such waiver, each Party hereby represents and warrants to the other Party that it (i) is represented by legal counsel of its own selection and is selling or acquiring or disposing of or divesting, as applicable, by sale, purchase, or lease, as applicable, goods or services for commercial or business use for a price that exceeds $500,000; (ii) has, as of the Effective Date, assets of $25,000,000 or more according to its most recent financial statements prepared in accordance with generally accepted accounting principles; (iii) has knowledge and experience in financial and business matters that enable it to evaluate the merits and risks of the transactions contemplated hereby; and (iv) is not in a significantly disparate bargaining position.
19.2.    Exclusions; Damages Calculation
(a)    Exceptions to Limitation of Liability
Except as provided below, the limitation on the types and amounts of damages set forth in Section 19.1(a) – (f) (inclusive) shall not apply with respect to:

(i)	[ * * * ]

(ii)	[ * * * ]

(iii)	[ * * * ]

(iv)	[ * * * ]

(v)	[ * * * ]
(b)    Amounts Not Considered Damages
The following shall not be considered damages subject to, and shall not be counted towards the liability exclusion or caps specified in Section 19.1:

(i)	Service Level Credits assessed against Provider pursuant to the Agreement;

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(ii)	Amounts withheld by Customer in accordance with the Agreement or paid by Customer but subsequently recovered from Provider due either to incorrect Charges by Provider or non-conforming Services; or

(iii)	Invoiced Charges and other amounts that are due and owing to from one Party to the other under the Agreement.
(c)    Acknowledged Direct Damages
The following shall be considered direct damages and neither Party shall assert that they are indirect, incidental, collateral, exemplary, punitive, consequential or special damages or lost profits to the extent they result from either Party’s failure to perform in accordance with the Agreement:

(i)	Costs and expenses of recreating or reloading any lost, stolen or damaged Customer Group’s Company Information;

(ii)	Notification Related Costs;

(iii)	Costs and expenses of implementing a work-around in respect of a failure to provide the Services or any part thereof;

(iv)	Costs and expenses of replacing lost, stolen or damaged Equipment, Software and Materials;

(v)	Cover damages, including the costs and expenses incurred to procure the Services or corrected Services from an alternate source;

(vi)
Straight time, overtime or related expenses incurred by either Party, including overhead allocations for employees, wages and salaries of additional employees, travel expenses, overtime expenses telecommunication charges and similar charges;

(vii)	Damages, fines, penalties, interest or other monetary remedies resulting from a failure to comply with applicable Laws; and

(viii)	Late fees or interest charges resulting from Provider’s breach of its obligations with respect to Managed Agreements.
The absence of a direct damage listed in this Section shall not be construed or interpreted as an agreement to exclude it as a direct damage under the Agreement.
(d)    Duty To Mitigate
Each Party has a duty to mitigate the damages that would otherwise be recoverable from the other Party pursuant to the Agreement by taking appropriate and commercially reasonable actions to reduce or limit the amount of such damages.

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19.3.    Remedies
(a)    All Available Remedies
At its option, and as further provided by Section 19.3(b) below, either Party may seek all remedies available to it under law and in equity including injunctive relief in the form of specific performance to enforce the Agreement and actions for damages, or, in the case of Customer, to recover the Service Level Credits, subject to the limitations and provisions specified in this Section 19. To the extent that Customer makes a claim for damages arising under this Agreement, the amount of any recoverable damages shall be reduced by any amounts or credits payable to Customer by Provider under this Agreement related to such claim.
(b)    Customer Injunctive Relief
Provider acknowledges that its refusal or failure to provide all or any of the Services or comply with this Agreement, or its abandonment of the Agreement or any Service Agreement in violation of this Agreement, or its threat of either of the foregoing (including any violation of Section 16) would each cause irreparable harm, the amount of which would be impossible to estimate, thus making any remedy at law or in damages inadequate. Provider therefore agrees that Customer shall have the right to apply to any court of competent jurisdiction for an injunction compelling specific performance by Provider of its obligations under the Agreement and the applicable Service Agreement(s) without the necessity of Notice, or the posting of any bond or other security, and Provider shall not request the posting of any such bond or other security. This right shall be in addition to any other remedy available under the Agreement, at law or in equity (including the right to recover damages).
20.    INDEMNITIES

20.1.	Indemnity by Provider
Provider shall indemnify, hold harmless and, except as set forth in Section 20.3(b), defend Customer Group, its and their Affiliates, and the respective current, future and former officers, directors, employees, agents, successors and assigns of each of the foregoing, and each of the foregoing Persons or entities (the “Customer Indemnitees”) upon written demand, from and against any and all Losses incurred by any of them, related to, or arising out of or in connection with:
(a)    Infringement Claims
All Claims that any Provider Assets, Work Product, Provider Software, Provider Licensed Software, Services or any other item, information, system, Deliverable, software or service provided or used under the Agreement (the “Affected Material”) by Provider (or any Provider Agent), or use thereof (or access or other rights thereto) in accordance with the terms of the Agreement, infringes or misappropriates any Intellectual Property Right of a Third Party. If any Affected Material is held to constitute, or in Provider’s reasonable

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judgment is likely to constitute, an infringement or misappropriation, Provider will, in addition to its indemnity obligations, at its expense and option, and after consultation with Customer regarding Customer’s preference in such event, either: (i) procure the right for Customer Indemnitees to continue using such Affected Material; (ii) provide Customer with an opinion of counsel reasonably acceptable to Customer as to the invalidity of the asserted Intellectual Property Rights or the non-infringement of the Affected Material; (iii) replace such Affected Material with a non-infringing equivalent, provided that such replacement does not result in a degradation of the functionality, performance or quality of the Affected Material, accompanied by an opinion of counsel reasonably acceptable to Customer as to the non-infringement of the Affected Material and the replacement integrated therein; (iv) modify such Affected Material, or have such Affected Material modified, to make it non-infringing, provided that such modification does not result in a degradation of the functionality, performance or quality of the Affected Material, accompanied by an opinion of counsel reasonably acceptable to Customer as to the non-infringement of the Affected Material and the replacement integrated therein; or (v) create a workaround that would not have any adverse impact on Customer Group, accompanied by an opinion of counsel reasonably acceptable to Customer as to the non-infringement of the Affected Material and the replacement integrated therein. Provider shall have no liability or obligation to any of the Customer Indemnitees under this paragraph (a) with respect to the Affected Materials due to: (A) such Customer Indemnitee’s unauthorized use or modification of such item; (B) such Customer Indemnitees’ failure to use corrections or enhancements made available by Provider to Customer within a reasonable period of time after such corrections or enhancements were first made available to Customer without cost; or (C) such Customer Indemnitee’s use of such item in combination with any product or equipment not owned, developed, contemplated or authorized by Provider, except where Provider knew or should reasonably have known that such combination would be used by Customer or such Customer Indemnitee and did not object. The foregoing sentence constitutes Customer’s sole and exclusive remedy, and Provider’s entire liability, with respect to claims of infringement or misappropriation of Third Party Intellectual Property Rights.
(b)    Personal Injury; Property Claims
All Claims arising from or in connection with: (i) the death or bodily injury of any agent, employee, customer, business invitee, business visitor or other Person caused by the negligence or other tortious conduct of Provider (or Provider Agents), or the failure of Provider (or Provider Agents) to comply with its obligations under the Agreement; and (ii) the damage, loss or destruction of any real or tangible personal property caused by the negligence or other tortious conduct of Provider (or Provider Agents), or the failure of Provider (or Provider Agents) to comply with its obligations under the Agreement.
(c)    Provider Agent Claims
All Claims, other than an indemnification claim under the Agreement, initiated by a Provider Agent in connection with or arising out of such Provider’s Agent performance

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of Services under this Agreement, except to the extent caused by Customer Group’s failure to comply with its obligations to such Provider Agent.
(d)    Employer Claims
All Claims arising out of, resulting from or related to any act or omission of Provider in its capacity as an employer of a Person and arising out of or relating to (i) Laws for the protection of Persons who are members of a protected class or category of Persons; (ii) protected leave; (iii) discrimination or harassment; (iv) intentional misconduct or negligence; or (v) any other aspect of the employment relationship or its termination (including (A) claims for breach of an express or implied contract of employment; (B) any violation of the laws or regulations of any Governmental Authority regarding the protection of persons or members of a protected class or category of persons by Provider or Provider Agents, or any of the employees of any of the foregoing; (C) discrimination or harassment by Provider or Provider Agents, or any of the employees of any of the foregoing; (D) failure to provide protected leave, or (E) work‑related injury caused by Provider or Provider Agents, or any of the employees of any of the foregoing), which arose when the Person asserting the claim, demand, charge, action, cause of action or other proceeding was or purported to be an employee of, or candidate for employment by, the Provider or any of Provider Agents.
(e)    Co-Employment Claims
All Claims that any Provider Personnel is an employee or agent of Customer Group, including: (i) the cost of any employee benefits Customer Group is required to provide to or pay for on behalf of any Provider Personnel; and (ii) any Claim brought by any Provider Personnel against Customer Group based upon an express, implied or de facto employer-employee relationship.
(f)    Theft and Fraud Claims
All Claims arising from fraud, theft, criminal acts and bad faith committed by, or the intentional misconduct of, Provider or Provider Agents or Provider Personnel.
(g)    Tax Claims
All Claims for Provider’s Tax liabilities arising from Provider’s provision of Services, as set forth in Section 8.3.
(h)    Provider Consent Claims
All Claims arising out of the failure of Provider to obtain, or cause to be obtained, any Provider Consents in accordance with Section 13.5.
(i)    Compliance; Refusal to Perform Claims

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All Claims arising out of Provider’s breach of its obligations under Section 7 (Compliance), Section 9.9 (Services Not to Be Withheld) and Section 18.5 (Termination Assistance Services) of the Agreement.
(j)    Breach of Warranty Claims
Any Claims arising out of Provider’s breach of its representations and warranties set forth in the Agreement (other than Provider’s representations and warranties at Sections 10.2(a), 10.2(b) and 10.2(c)).
(k)    [ * * * ]
[ * * * ]
(l)    Third Party Agreement Claims
All Claims (including any increases in the charges payable to a Third Party Provider) in connection with or arising out of Provider’s (i) breach of any provision of a Third Party Agreement that has been disclosed to Provider, or (ii) failure to properly and timely perform Provider’s obligations with respect to any Managed Agreement, including any increases in the charges payable to the Third Party Provider in connection with same.

20.2.	Indemnity by Customer.
Customer shall indemnify, hold harmless and, except as set forth in Section 20.3(b), defend Provider and its Affiliates, and the respective current, future and former officers, directors, employees, agents, successors and assigns of each of the foregoing, and each of the foregoing Persons or entities (the “Provider Indemnitees”), upon written demand, from and against any and all Losses incurred by any of them related to, or arising out of or in connection with:
(a)    Infringement Claims
All Claims that any Customer Owned Software and/or Customer Licensed Software, or Provider’s use thereof in accordance with the terms of the Agreement, infringes or misappropriates the Intellectual Property Rights of a Third Party. If any Customer Owned Software and/or Customer Licensed Software is held to constitute, or in Customer’s reasonable judgment is likely to constitute, an infringement or misappropriation, Customer will, in addition to its indemnity obligations, at its expense and option, and after consultation with Provider regarding Provider’s preference in such event, either: (i) procure the right for Provider Indemnitees to continue using such Customer Owned Software and/or Customer Licensed Software; (ii) provide Provider with an opinion of counsel reasonably acceptable to Provider as to the invalidity of the asserted Intellectual Property Rights or the non-infringement of the Customer Owned Software and/or Customer Licensed Software; (iii) replace such Customer Owned Software and/or Customer Licensed Software with a non-infringing equivalent, provided that such replacement does not result in a degradation of the functionality, performance or quality of the Customer Owned Software and/or Customer Licensed Software, accompanied by an opinion of counsel reasonably acceptable to Provider

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as to the non-infringement of the Customer Owned Software and/or Customer Licensed Software and the replacement integrated therein; (iv) modify such Customer Owned Software and/or Customer Licensed Software, or have such Customer Owned Software and/or Customer Licensed Software modified, to make it non-infringing, provided that such modification does not result in a degradation of the functionality, performance or quality of the Customer Owned Software and/or Customer Licensed Software, accompanied by an opinion of counsel reasonably acceptable to Provider as to the non-infringement of the Customer Owned Software and/or Customer Licensed Software and the replacement integrated therein; or (v) create a workaround that would not have any adverse impact on Provider’s ability to perform the Services, accompanied by an opinion of counsel reasonably acceptable to Provider as to the non-infringement of the Customer Owned Software and/or Customer Licensed Software and the replacement integrated therein. Customer shall have no liability or obligation to any of the Provider Indemnitees under this paragraph (a) with respect to any Customer Software incorporated in any Work Product or to the extent that the claim of infringement or misappropriation is caused by: (A) such Provider Indemnitee’s use or modification of such item (on behalf of itself or any other party) other than as expressly authorized pursuant to this Agreement; (B) such Provider Indemnitees’ failure to use corrections or enhancements made available by Customer to Provider within a reasonable period of time after such corrections or enhancements were first made available to Provider without cost; or (C) such Provider Indemnitee’s use of such item in combination with any product or equipment not owned, developed, contemplated or authorized by Customer, except where Customer knew or should reasonably have known that such combination would be used by Provider or such Provider Indemnitee to provide Services hereunder and did not object. The foregoing sentence constitutes Provider’s sole and exclusive remedy, and Customer Group’s entire liability, with respect to claims of infringement or misappropriation of Third Party Intellectual Property Rights.
(b)    Compliance Claims
All Claims arising from a violation by Customer Group of any federal, state, local or foreign law, rule, regulation or order applicable to Customer Group (or to Provider), excluding any such violation to the extent caused by a breach of this Agreement by Provider or any Provider Agents.
(c)    Theft or Fraud Claims
All Claims arising from fraud, theft, criminal acts and bad faith committed by, or the intentional misconduct of, Customer Group or employees of Customer Group.
(d)    Tax Claims
All Claims for Customer’s tax liabilities, if any, as set forth in Section 8.3.
(e)    Employer Related Claims

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

All Claims arising out of, resulting from or related to any act or omission of Customer Group in Customer Group’s capacity as an employer of a Person and arising out of or relating to applicable: (i) Laws for the protection of Persons who are members of a protected class or category of Persons; (ii) discrimination or harassment; and (iii) any other aspect of the employment relationship or its termination (including claims for breach of an express or implied contract of employment) which arose when the Person asserting the claim, demand, charge, actions, cause of action or other proceeding was or purported to be an employee of, or candidate for employment by, Customer.
(f)    Personal Injury; Property Claims
All Claims arising from or in connection with: (i) the death or bodily injury of any agent, employee, customer, business invitee, business visitor or other Person caused by the negligence or other tortious conduct of Customer (or Customer Agents), or the failure of Customer (or Customer Agents) to comply with its obligations under the Agreement; and (ii) the damage, loss or destruction of any real or tangible personal property caused by the negligence or other tortious conduct of Customer (or Customer Agents), or the failure of Customer (or Customer Agents) to comply with its obligations under the Agreement.
20.3.    Indemnification Procedures
(a)    Notice
An indemnified Party under this Section 20 shall promptly Notify the indemnifying Party of any Claim with respect to which it seeks indemnity under this Section 20, provided that a failure by an indemnified Party to do so shall not relieve the indemnified Party from any of its obligations under this Section 20 except to the extent that the defense of such Claim is materially prejudiced by such failure.
(b)    Defense
An indemnifying Party shall, except as provided in the immediately following sentence and the last sentence of this paragraph, assume the defense of such Claim, with counsel reasonably satisfactory to the indemnified Party to represent the indemnified Party in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified Party shall have the right to retain its own counsel and participate in the defense of such Claim, but the fees and expense of such counsel shall be at the expense of such indemnified Party unless: (i) the indemnifying Party and the indemnified Party shall have mutually agreed to the retention of such counsel; or (ii) the named Parties to any such proceeding (including any impleaded parties) include both the indemnifying Party and the indemnified Party and representation of both Parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is agreed that the indemnifying Party shall not, in respect of the legal expense of any indemnified Party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified Parties and that all such fees and expenses

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

shall be reimbursed as they are incurred. The indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there is a final judgment for the plaintiff, the indemnifying Party agrees to indemnify the indemnified Party from and against any Losses by reason of such settlement or judgment. No indemnifying Party shall, without the prior written consent of the indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified Party is or could have been a party and indemnity could have been sought hereunder by such indemnified Party: (x) if such settlement; (A) involves any form of relief other than the payment of money, (B) involves any finding or admission of any violation of any Law or any of the rights of any Person or (C) has any adverse effect on any other Claims that have been or may be made against the indemnified Party, or (y) if such settlement involves only the payment of money, unless it includes an unconditional release of such indemnified Party of all liability on claims that are the subject of such proceeding. An indemnified Party may assume control of the defense of any Claim: (1) if it irrevocably waives its right to indemnity under this Section 20, or (2) if, without prejudice to its full right to indemnity under this Section 20: (aa) the indemnifying Party fails to provide reasonable assurance to the indemnified Party of its financial capacity to defend or provide indemnification with respect to such Claim, (bb) the indemnified Party determines in good faith that there is a reasonable likelihood that a Claim would materially and adversely affect it or any other indemnitees other than as a result of monetary damages that would be fully reimbursed by an indemnifying Party under the Agreement, or (cc) the indemnifying Party refuses or fails to timely assume the defense of such Claim; or (3) in case of Customer, pursuant to Section 20.4.
20.4.    Customer Assumption of Defense
(a)    Assumption
Following delivery by Customer to Provider of a Notice of Assumption of Defense, Customer shall itself be entitled to assume the defense of a Claim for which Provider is required to indemnify any Customer Indemnitees hereunder, if Customer determines in its reasonable discretion that (i) the Claim relates to or arises in connection with any criminal proceeding, action, indictment, allegation or investigation of Customer Group (or any other Customer Indemnitees); (ii) the Claim seeks an injunction or equitable relief against Customer Group; (iii) any such Claim, or the litigation or resolution of any such Claim, involves an issue or matter that is reasonably likely to have a material adverse effect on Customer Group; or (v) the Claim relates to Customer’s obligations under the Securities Exchange Act of 1934. Customer shall have the right to assume such defense upon the delivery of Notice to Provider (a “Customer Assumption Notice”), which Notice shall include the name of the firm(s) and attorney(s) that Customer proposes to engage to defend such claim or action.
(b)    Customer Obligations

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Provider’s obligations to pay for the cost of defense of, and any other Losses related to, or arising out of or in connection with, a Claim where Customer elects to assume the defense of such Claim under this Section shall be subject to the following:

(i)
Provider shall have the right to approve the counsel that Customer seeks to retain in connection with such Claim, such approval not to be unreasonably withheld, conditioned, delayed or denied, so long as there are no (A) nonwaivable conflicts of interest between plaintiffs and such counsel, or (B) nonwaivable conflicts of interest between such counsel and Provider in current litigation or other current adverse proceedings being conducted by a third party, such as a regulatory action or an arbitration or mediation;

(ii)
Provider shall have the right to participate in the defense of such Claim with counsel of its choosing at its own expense in connection with Provider’s indemnification obligations for such Claim, so long as all decision making authority with respect to such litigation or proceeding remains exclusively with Customer and Provider’s participation does not constitute a conflict of interest or create other prejudice to any Customer Indemnitee; and

(iii)
Customer shall not enter into any settlement or consent judgment in relation to such Claim without the prior written approval of Provider, which shall not be unreasonably withheld, conditioned, denied or delayed.

(c)    Provider Obligations
Subject to the preceding conditions, following the delivery of the Customer Assumption Notice, (i) Provider shall not be entitled to assume or continue, as applicable, control of such defense; and (ii) shall pay the reasonable fees and expenses of counsel retained by Customer and shall indemnify Customer Indemnitees pursuant to the terms of the Agreement.
21.    INSURANCE AND RISK OF LOSS
21.1.    Provider Insurance
(a)    Policies and Coverage Amounts
During the Term of the Agreement and for a period of at least one year thereafter, Provider and each Provider Agent that provides or performs any of the Services shall maintain and keep in force, at its own expense and without limiting its indemnity obligations as set forth in Section 20.1 of the Agreement, the insurance coverages and limits set forth in the “Insurance Requirements” Exhibit, in accordance with the Agreement, in forms and with insurance companies qualified to do business in the states where the Services are performed.
(b)    Certificates

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Provider shall deliver, and shall cause Provider Agents performing any portion of the Services under the Agreement to deliver, certificates of insurance verifying the required coverage, in a form reasonably acceptable to Customer, prior to the Commencement Date. Following the Commencement Date, Provider shall provide, and shall cause each of Provider Agents performing any portion of the Services under the Agreement to provide, certificates of insurance verifying the required coverage upon Customer’s written request. Provider agrees to provide, and shall cause each of Provider Agents performing any portion of the Services under the Agreement to provide, in a form reasonably acceptable to Customer, renewals of such certificates of insurance upon receipt of such renewals. Neither Customer’s failure to request evidence of insurance coverage required hereunder nor receipt or acceptance by Customer of any certificate of insurance that does not satisfy the coverage criteria set forth in this Section 21, shall operate as a waiver of Provider’s or Provider Agents’ obligations hereunder.
(c)    General Requirements
With the exception of any captive insurance companies which are Affiliates of Provider, the required insurance shall be provided by insurance companies that have a minimum A.M. Best Rating of A- VII. Provider and any Provider Agents performing any portion of the Services under the Agreement shall include Customer as an additional insured on all policies described in the “Insurance Requirements” Exhibit (other than the workers’ compensation, property, professional liability, cyber liability, errors and omissions, and crime insurance policies). All liability insurance policies shall be written on an “occurrence” policy form, except as expressly provided in the “Insurance Requirements” Exhibit. Customer Group shall be named as loss payee as its interest may appear on the property insurance policy of Provider. Provider shall be responsible for payment of any and all deductibles, self-insured retentions, and self-insurance carried by Provider under its insurance program(s). The coverage afforded under any insurance policy obtained by Provider pursuant to the Agreement shall be primary with respect to Provider’s acts or omissions and not be in excess of, or contributing with, any insurance maintained by Customer Group and its assigns. Provider and Provider Agents shall not perform under the Agreement without the prerequisite insurance. Unless previously agreed to in writing by Customer, Provider and Provider Agents shall comply with the insurance requirements herein and Provider agrees to be solely responsible for any deficiencies in the coverage, policy limits and endorsements of Provider Agents performing any portion of the Services under the Agreement. If Provider or Provider Agents fail to comply with any of the insurance requirements herein, upon Notice to Provider by Customer and a ten day cure period, Customer shall have the right, but not the obligation, to provide or maintain any such insurance, and to deduct the cost thereof from any amounts due and payable to Provider under the Agreement, or, in the event there are no such amounts due and payable, Provider shall reimburse Customer for such costs on demand.
(d)    No Limitation

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

The Parties do not intend to shift all risk of loss to insurance. The including of Customer as additional insured is not intended to be a limitation of Provider’s liability and shall in no event be deemed to, or serve to, limit Provider’s liability to Customer Group to available insurance coverage or to the policy limits specified in this Section 21 nor to limit Customer’s rights to exercise any and all remedies available to Customer under contract, at law or in equity.

21.2.	Risk of Property Loss
Provider and Customer each shall be responsible for damages to their respective tangible personal or real property (whether owned or leased), and each Party agrees to look only to their own insuring arrangements (if any) with respect to such damages; provided, however, that Provider shall be responsible for damages to tangible property of Customer Group under the control of Provider and Provider Agents (or as to which it has indemnification obligations).

21.3.	Waiver of Subrogation
(a)    Provider Waiver
Provider waives all rights to recover against Customer Group for any loss or damage to its tangible personal property (whether owned or leased) from any cause covered by insurance maintained by Provider, including any deductible or self-insured retention. Provider will cause its insurers to issue appropriate waivers of subrogation rights endorsements to all property insurance policies maintained by Provider and workers’ compensation coverage; provided, however, Provider shall give Customer Notice if a waiver of subrogation is unobtainable, or obtainable only at additional expense.
(b)    Provider Agent Waiver
Provider shall cause each of Provider Agents performing any portion of the Services under the Agreement to: (i) waive all rights to recover against Customer Group for any loss or damage to such Provider Agent’s tangible personal property (whether owned or leased) from any cause covered by insurance maintained by such Provider Agent, including its deductibles or self-insured retentions; and (ii) cause their insurers to issue appropriate waivers of subrogation rights endorsements to all property insurance policies maintained by such Provider Agent.
22.    GOVERNING LAW; DISPUTE RESOLUTION

22.1.	Governing Law
All rights and obligations of the Parties relating to the Agreement shall be governed by and construed in accordance with the Laws of the State of Texas, without giving effect to any choice-of-law provision or rule (whether of the State of Texas or any other jurisdiction) that would cause the application of the Laws of any other jurisdiction.

22.2.	Disputes in General

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

The Parties will resolve all Disputes in accordance with the procedures described in the “Dispute Resolution Procedures” Exhibit.
23.    GENERAL
23.1.    Relationship of Parties
(a)    No Joint Venture
The Agreement (including the Service Agreements) shall not be construed as constituting either Party as partner, joint venture or fiduciary of the other Party or to create any other form of legal association that would impose liability upon one Party for the act or failure to act of the other Party, or as providing either Party with the right, power or authority (express or implied) to create any duty or obligation of the other Party.
(b)    Publicity
Each Party will submit to the other Party all advertising, written sales promotion, press releases and other publicity matters relating to the Agreement in which the other Party’s name or marks are mentioned or language from which the connection of such name or marks may be inferred or implied, and will not publish or use such advertising, sales promotion, press releases, or publicity matters without prior written approval of the other Party, which, in the case of Customer, may be withheld in its sole discretion.

23.2.	Entire Agreement, Updates, Amendments and Modifications
The Agreement (including the Service Agreements) constitutes the entire agreement of the Parties with regard to the Services and matters addressed herein (and therein), and all prior agreements, letters, proposals, discussions and other documents regarding the Services and the matters addressed in the Agreement (including the Service Agreements) are superseded and merged into the Agreement (including the Service Agreements). Updates, amendments, corrections and modifications to the Agreement including the Service Agreements, and waivers of its terms, may not be made orally, but shall only be made by a written document signed by both Parties. Any terms and conditions varying from the Agreement (including the Service Agreements) on any order or written notification from either Party shall not be effective or binding on the other Party.

23.3.	Waiver
No waiver of any breach of any provision of the Agreement shall constitute a waiver of any prior, concurrent or subsequent breach of the same or any other provisions hereof.

23.4.	Severability
If any provision of the Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and such provision shall be deemed to be restated to reflect the Parties’ original intentions as nearly as possible in accordance with applicable Law(s).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

23.5.	Counterparts
The Master Agreement and each Service Agreement may be executed in counterparts. Each such counterpart shall be an original and together shall constitute but one and the same document. The Parties agree that a PDF, photographic or facsimile copy of the signature evidencing a Party’s execution of this Agreement shall be effective as an original signature and may be used in lieu of the original for any purpose.

23.6.	Binding Nature and Assignment
The Agreement will be binding on the Parties and their respective successors and permitted assigns. Except as provided in this Section 23.6, neither Party may, or will have the power to, assign the Agreement (or any rights, benefits or obligations hereunder, including the right to receive payments hereunder) by operation of law or otherwise without the prior written consent of the other, except that Customer may assign its rights and delegate its duties and obligations under this Agreement (i) to an Affiliate or (ii) as a whole as part of the sale or transfer of all or substantially all of its assets and business, including by merger or consolidation with a Person that assumes and has the ability to perform Customer’s duties and obligations under this Agreement, without the approval of Provider. Customer shall not withhold its consent to any assignment or novation by Provider in connection with the HP Separation. Any attempted assignment that does not comply with the terms of this Section 23.6 shall be null and void.

23.7.	Notices
(a)    Form
Except as otherwise set forth in the Agreement, each Notice must be transmitted, delivered, or sent by:

(i)	Courier or messenger service, whether overnight or same-day; or

(ii)	Certified United States mail, with postage prepaid and return receipt requested.
(b)    Addresses

(i)
The Parties shall transmit, deliver, or send Notices to the other Party at the address for that Party set forth below, or at such other address as the recipient has designated by Notice to the other Party in accordance with this Section 23.7.

(ii)	Notices for or concerning a Force Majeure Event or breach or alleged breach of the Agreement (including a Service Level Termination Event) shall be given in accordance with Section 23.7(a)(ii) above:
If to Customer:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Title:	Chief Procurement Officer
Business Name:	Sabre Inc.
Street Address:	3150 Sabre Drive
City, State Zip:	Southlake, Texas 76092
Phone:	[ * * * ]
E-Mail Address:	[ * * * ]

with copies to:

Title:	Chief Product and Technology Officer
Business Name:	Sabre Inc.
Street Address:	3150 Sabre Drive
City, State Zip:	Southlake, Texas 76092
Phone:	[ * * * ]
E-Mail Address:	[ * * * ]

and

Title:	General Counsel
Business Name:	Sabre Inc.
Street Address:	3150 Sabre Drive
City, State Zip:	Southlake, Texas 76092
Phone:	[ * * * ]
E-Mail Address:	[ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

If to Provider:

Title:	Vice President & Account Executive – Sabre Account
Business Name:	HP Enterprise Services, LLC
Street Address:	5400 Legacy Drive
Mail Drop:	H4-GF-22
City, State Zip:	Plano, Texas 75024
Phone:	[ * * * ]
E-Mail Address:	[ * * * ]

with copies to:

Title:	Account Operations Manager – Sabre Account
Business Name:	HP Enterprise Services, LLC
Street Address:	5400 Legacy Drive
Mail Drop:	H4-GF-22
City, State Zip:	Plano, Texas 75024
Phone:	[ * * * ]
E-Mail Address:	[ * * * ]

and

Title:	Deputy General Counsel
Business Name:	HP Enterprise Services
Street Address:	7500 Legacy Dr.
Mail Drop:	H4-1H-13
City, State Zip:	Plano, TX 75024
Phone:	[ * * * ]
E-Mail Address:	[ * * * ]

(iii)	Notices for or concerning all other matters shall be given to:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

If to Customer:

Title:	Chief Procurement Officer
Business Name:	Sabre Inc.
Street Address:	3150 Sabre Drive
City, State Zip:	Southlake, Texas 76092
Phone:	[ * * * ]
E-Mail Address:	[ * * * ]

If to Provider:

Title:	Account Operations Manager – Sabre Account
Business Name:	HP Enterprise Services, LLC
Street Address:	5400 Legacy Drive
Mail Drop:	H4-GF-22
City, State Zip:	Plano, Texas 75024
Phone:	[ * * * ]
E-Mail Address:	[ * * * ]

(c)    Effectiveness

(i)
Each Notice transmitted, delivered, or sent by courier or messenger service, or by certified United States mail (postage prepaid and return receipt requested) shall be deemed given, received, and effective on the date delivered to or refused by the intended recipient (with the return receipt or the equivalent record of the courier or messenger being deemed conclusive evidence of delivery or refusal).

(ii)
Nevertheless, if the date of delivery is not a Business Day, or if the delivery is after 5:00 p.m., local time in Dallas County, Texas, on a Business Day, the communication shall be deemed given, received, and effective on the next Business Day.

(iii)
Either Party from time to time may change its address or designee for notification purposes by giving the other Party Notice of the new address or designee with ten days prior Notice of the effective date of such change.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(iv)	Whenever a period of time is stated for Notice, such period of time is the minimum period and nothing in this Section 23.7 or the Agreement shall be construed as prohibiting a greater period of time.

23.8.	No Third Party Beneficiaries
The Parties do not intend, nor will any Section hereof be interpreted, to create for any third party beneficiary rights with respect to either of the Parties, except that each of the other members of Customer Group shall be a third party beneficiary under the Agreement, and the third parties identified in Section 20 will have the rights and benefits described in that Article.

23.9.	Rules of Construction
Interpretation of the Agreement shall be governed by the following rules of construction: (i) words in the singular shall be held to include the plural and vice versa and words of one gender shall be held to include the other gender as the context requires, (ii) the word “including” and words of similar import shall mean “including, without limitation;” (iii) provisions shall apply, when appropriate, to successive events and transactions; (iv) the headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of the Agreement; (v) the words “herein,” “hereto,” “hereinafter” and words of similar import refer to the Agreement as a whole; (vi) the word “or” shall be held to include “and” as the context requires; and (vii) the Agreement was drafted with the joint participation of both Parties and shall be construed neither against nor in favor of either, but rather in accordance with the fair meaning hereof. In the event of any apparent conflicts or inconsistencies between the provisions of this Master Agreement, the Exhibits, the Service Agreements, the Schedules or other attachments to the Agreement and Service Agreements, such provisions shall be interpreted so as to make them consistent to the extent possible, and if such is not possible, the provisions of Section 2.3 shall control.

23.10.	Further Assurances
During the Term and at all times thereafter, each Party shall provide to the other Party, at its request, reasonable cooperation and assistance (including the execution and delivery of affidavits, declarations, oaths, assignments, samples, specimens, certificates and any other documentation) as necessary to effect the terms of the Agreement.

23.11.	Expenses
Each Party shall be responsible for the costs and expenses associated with the preparation or completion of the Agreement and the transactions contemplated hereby except as specifically set forth in the Agreement.

23.12.	References to Sections, Exhibits and Schedules
Unless otherwise specified herein, all references in a Service Agreement, Section, Exhibit, or Schedule to a “Service Agreement”, “Section”, “Exhibit” or “Schedule” shall be deemed

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

to be references to the corresponding Service Agreement, Section, Exhibit, Schedule of the Agreement.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 1
DEFINITIONS

This is EXHIBIT 1, DEFINITIONS, to that certain Master Services Agreement, dated as of November 1, 2015, between Sabre GLBL Inc. (“Customer”) and HP Enterprise Services, LLC (“Provider”).
The following terms used in the Agreement shall have the meanings indicated:

15.3 Notice has the meaning set forth in Section 15.3(f) of the Master Agreement.
A&T has the meaning set forth in the “Account Governance” Exhibit.
Acceptance Criteria has the meaning set forth in the “Acceptance Test Procedures” Exhibit.
Acceptance Period means the time period for acceptance testing set forth in the “Acceptance Test Procedures” Exhibit.
Accepted means, with respect to a Service or Deliverable, that such Deliverable or the result of the Service has been reviewed and tested by Customer in accordance with the procedures set forth in the “Acceptance Test Procedures” Exhibit and complies with the Acceptance Criteria.
Account Governance has the meaning set forth in the “Account Governance” Exhibit.
Acquired Business has the meaning set forth in Section 4.1(b)(i) of the Master Agreement.
Additional Tests has the meaning set forth in the “Acceptance Test Procedures” Exhibit.
Affected Material has the meaning set forth in Section 20.1(a) of the Master Agreement.
Affected Products has the meaning set forth in Section 10.2(n) of the Master Agreement.
Affiliate means, with respect to a Party, any entity at any tier that controls, is controlled by, or is under common control with, that Party. For purposes of this definition, the term “control” (including with correlative meanings, the terms “controlled by” and “under common control with”) means the possession directly or indirectly of the power to direct or cause the direction of the management and policies of an entity, whether through the ownership of voting securities, by trust, management agreement, contract or otherwise.
Aggregate Disputed Amount has the meaning set forth in Section 8.7 of the Master Agreement.
Agreement has the meaning set forth in Section 2.1(c) of the Master Agreement.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Annual Audit Plan has the meaning set forth in Section 14.2(a) of the Master Agreement.
Arbitration Rules has the meaning set forth in the “Dispute Resolution Procedures” Exhibit.
Asset Allocation Matrix has the meaning set forth in Section 15.1(a) of the Master Agreement.
Asset Changes has the meaning set forth in the “Change Control Procedures” Exhibit.
Assets means the equipment, software, goods and other assets which are owned or used by Customer or Provider, or their Affiliates, agents or subcontractors, in connection with the provision or receipt of the Services.
Assumed Agreement has the meaning set forth in the applicable “Third Party Agreements” Schedule.
Audit means collectively and individually, Customer Audits, Provider Audits, and Regulatory Audits.
Authorized Recipients means, individually and collectively: (i) any joint venture in which Customer Group has an ownership interest; (ii) Third Parties to whom Customer Group provides products, services or information, or access rights thereto, or to whom Customer Group is otherwise contractually obligated; and (iii) Third Parties from whom Customer Group receives products, services or information, or access rights thereto, or that are otherwise contractually obligated to Customer Group, to the extent access to or use of the Services is necessary for those Third Parties to provide products, services, information or access rights, or perform their obligations, to Customer Group.
Authorized Third Parties has the meaning set forth in the “Privacy Requirements” Exhibit.
Bankruptcy Code means the United States Bankruptcy Code, codified in Title 11 of the United States Code, as amended.
BCR-Ps has the meaning set forth in the “Privacy Requirements” Exhibit.
Benchmark Results has the meaning set forth in the “Market Currency Procedures” Exhibit.
Benchmarked Services has the meaning set forth in the “Market Currency Procedures” Exhibit.
Benchmarker refers to each of the persons that may participate in the Benchmarking Process as further described in the “Market Currency Procedures” Exhibit.
Benchmarking Process has the meaning set forth in the “Market Currency Procedures” Exhibit.
Best Value has the meaning set forth in the “Market Currency Procedures” Exhibit.
Business Days means each Monday through Friday, other than national holidays recognized by Customer. Unless specifically identified as a Business Day, the term “day” shall mean calendar day.
CAB has the meaning set forth in the “Account Governance” Exhibit.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

CDC means the Cherokee Data Center located at 7400 N. Lakewood, Tulsa, OK  74117.
Certification has the meaning set forth in Section 14.2(g) of the Master Agreement.
Change Control Procedures has the meaning set forth in Section 13.6(d) of the Master Agreement.
Change means: (1) any change to the Services, the Service Levels, or the Provider Assets used to provide the Services that, in each case, would alter the (a) functionality, Service Levels or technical environment of the Provider Assets used to provide the Services, (b) manner in which the Services are provided, (c) composition of the Services or (d) cost to Customer Group or Provider of the Services; (2) any change to the Facilities or the Security Requirements, or Customer Compliance Requirements; (3) any change that disrupts the provision of the Services; or (4) any amendment, modification, addition or deletion proposed by a Party to the Agreement.
Change of Control means the transfer of Control (as defined in the definition of Affiliate), or sale of all or substantially all of the assets (in one or more transactions), of a Party or other designated person or entity, from the person or persons that hold such Control of such Party or other designated person or entity on the Effective Date to another person or persons, but shall not include a transfer of Control, or such a sale of assets, to an Affiliate of such Party or the loss of Control by such person or persons without a resulting transfer to another person or persons (e.g., pursuant to the issuance of voting securities representing Control in a broadly-distributed public offering) or other designated person or entity.
Change Order means a document that amends the Agreement, or an individual Service Agreement and which is executed pursuant to the Change Control Procedure.
Change Proposal has the meaning set forth in the “Change Control Procedures” Exhibit.
Change Proposal Meeting has the meaning set forth in the “Change Control Procedures” Exhibit.
Charges has the meaning set forth in the “Charges” Schedule to each Service Agreement.
CIOs has the meaning set forth in the “Account Governance” Exhibit.
Claim means any civil, criminal, administrative, regulatory or investigative action or proceeding commenced or threatened by a Third Party, including Governmental Authorities and regulatory agencies, however described or denominated.
Commencement Date means the date on which Provider begins to provide Services under a Service Agreement as agreed upon by the Parties, and as set forth in the “Transition” Schedule to such Service Agreement. There may be a separate Commencement Date for a particular Service or set of Services.
Company Information means collectively the Confidential Information and Trade Secrets of a Party and a designated group including such Party, and with respect to Customer Group includes the Customer Data.

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Comparable Services has the meaning set forth in the “Market Currency Procedures” Exhibit.
Comparators has the meaning set forth in the “Market Currency Procedures” Exhibit.
Completion Date has the meaning set forth in the “Market Currency Procedures” Exhibit.
Complex Dispute List has the meaning set forth in the “Dispute Resolution Procedures” Exhibit.
Confidential Information means with respect to a Party or a designated group including such Party, any and all proprietary information of the disclosing Party, of such group and of Third Parties in the possession of the disclosing Party or such group, treated as secret or confidential by the disclosing Party or such group that does not constitute a Trade Secret. For the avoidance of doubt, Confidential Information also includes: (i) information which has been disclosed to such Party or such group by a Third Party, which Party or group is obligated to treat as confidential or secret; (ii) with respect to Customer Group, the Customer Data, underlying literary material, creative elements, style guides, research material and data, specifications, technologies, systems, processes, technological developments or other proprietary materials as well as other confidential and proprietary information unrelated to the foregoing such as patents, copyrights, trademark, sales and financial data, prices and manufacturing and distribution methods, which Provider has heretofore obtained or had access to or may obtain or have access to during the Term of the Agreement, as well as any proprietary technical or business information of third parties which is made available to Provider in connection with Services hereunder; (iii) with respect to Provider, the Provider Software and with respect to Customer, Customer Owned Software and Work Product (excluding Performance Work Product); and (iv) with respect to both Parties, the financial and other terms of the Agreement and the Services.
Contract and Commercial Committee means the committee comprised of personnel of both Provider and Customer described in the “Account Governance” Exhibit.
Contract Change Control Procedures has the meaning set forth in Section 13.6(b) of the Master Agreement.
Contract Change has the meaning set forth in the “Change Control Procedures” Exhibit.
Contract Change Request has the meaning set forth in the “Change Control Procedures” Exhibit.
Correction Period has the meaning set forth in the “Acceptance Test Procedures” Exhibit.
CPO has the meaning set forth in the “Account Governance” Exhibit.
Critical Transformation Activities has the meaning set forth in Section 11.2(b) of the Master Agreement.
Critical Transformation Milestones has the meaning set forth in Section 11.2(b) of the Master Agreement.
Critical Transition Activities has the meaning set forth in Section 11.1(b) of the Master Agreement.

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Critical Transition Milestones has the meaning set forth in Section 11.1(b) of the Master Agreement.
CRS means a computer system as and when used to provide CRS Services.
CRS Services means the information, products, services and related functionality provided through a computer system that collects, stores, processes, displays and distributes through workstations, the Internet or interactive devices information concerning air and ground transportation, lodging and/or other travel-related products and services which enable subscribers of the services to do any of the following: (i) access, reserve or otherwise confirm the use of such information, products and services; (ii) report or receive payment for or otherwise clear transactions regarding such products and services; or (iii) issue tickets for the acquisition of such products and services; but shall not include Internal Reservation Services. “Internal Reservation Services” as used herein, means the provision of services associated with the presentation by a vendor of its own travel-related products, services or information, of its own schedules, fares, rules or information provided with respect to the seats or services or products of such vendor which it holds out as available for sale at any time and the reservation, ticketing or sale of such vendor’s own products and services through reservations facilities that are owned or leased and operated by such vendor or its affiliates and/or via such vendor’s internet site.
Currency Compliant means, as to any software, that it operates with any data denominated in the currency of any geographic location where the Services are performed by Provider or received by Customer Group in the same manner as it operates with data denominated in U.S. dollars, without any material performance or functionality degradation
Customer means Sabre GLBL Inc.
Customer Assumption Notice has the meaning set forth in Section 20.4(a) of the Master Agreement.
Customer Auditors has the meaning set forth in Section 14.1(b) of the Master Agreement.
Customer Audits has the meaning set forth in Section 14.2(b)(iv) of the Master Agreement.
Customer Business means the businesses engaged in by Customer Group.
Customer Compliance Directive means instructions as to compliance with any of the Customer Compliance Requirements and changes in the Services or Provider’s policies and procedures relating to such compliance as provided to Provider.
Customer Compliance Requirements has the meaning set forth in Section 7.1(a)(ii) of the Master Agreement.
Customer Consents means all licenses, consents, permits, approvals and authorizations that are necessary to allow Provider to access and (A) use the Customer Equipment, (B) use the services provided for the benefit of Customer under Customer’s third-party services contracts or (C) use the Customer Software, all to the extent necessary for Provider to perform the Services.

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Customer Data means: (i) all data and information generated, provided or submitted by, or caused to be generated, provided or submitted by, Customer Group in connection with the Services; (ii) all data and information regarding the business and customers and potential customers of Customer Group collected, received, accessed, generated or submitted by, or caused to be collected, received, accessed, generated or submitted by, Provider and/or Provider Agents; (iii) all data and information regarding Authorized Recipients (or their customers) collected, received, accessed, generated or submitted by, or caused to be collected, received, accessed, generated or submitted by, Provider and/or Provider Agents; (iv) all such data and information Processed or stored, and/or then provided to or for Customer Group, as part of the Services, including data contained in forms, reports and other similar documents provided by Provider as part of the Services; and (v) Personally Identifiable Information.
Customer Direct Damages Cap has the meaning set forth in Section 19.1(d) of the Master Agreement.
Customer Equipment means those machines, equipment, materials and other components necessary to provide the Services that are owned by Customer Group, or as to which Customer Group holds a security interest, as more particularly described on the “Asset Allocation Matrix” Schedule to each Service Agreement.
Customer Export Materials has the meaning set forth in Section 9.6(a)(ii) of the Master Agreement.
Customer Facility(ies) means, individually and collectively, the facilities owned, leased or used by Customer Group from which any Services are provided or performed, as identified in the applicable Service Agreement.
Customer Failure has the meaning set forth in Section 4.8 of the Master Agreement.
Customer Group means individually and collectively: (i) Customer and any existing and future Affiliates of Customer; and (ii) any Acquired Business or Divested Business.
Customer Indemnitees has the meaning set forth in Section 20.1 of the Master Agreement.
Customer Licensed Software means Software developed by Third Parties and licensed to Customer Group and used by Provider to deliver the Services, or used by Customer Group on Provider Assets.
Customer Materials has the meaning set forth in Section 15.2(b) of the Master Agreement.
Customer Owned Software means the Software developed internally by Customer Group and used by Provider to deliver the Services, or used by Customer Group on Provider Assets.
Customer Policies has the meaning set forth in the Section 4.4 of the Master Agreement.
Customer Required Relocation has the meaning set forth in Section 5.1(i)(ii) of the Master Agreement.

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Customer Software means the Customer Licensed and Customer Owned Software listed on the “Customer Software” Schedule to each Service Agreement that will be used by Provider in performing and providing Services under the Agreement.
Customer Systems means the computer hardware, software, data networks and systems used or operated by or on behalf of Customer Group for its information technology requirements, not including Provider Equipment or Provider Software.
Customer Technical Alliance Manager has the meaning set forth in Section 12.3 of the Master Agreement.
Data Protection Filings has the meaning set forth in the “Privacy Requirements” Exhibit.
Deliverable means, as further specified in a Service Agreement, results of the Services to be provided by Provider to Customer Group, including output produced in electronic or written form.
Delivery Model Issue has the meaning set forth in the “Market Currency Procedures” Exhibit.
Demand has the meaning set forth in the “Dispute Resolution Procedures” Exhibit.
Derivative Work means a derivative work as defined in Title 17 U.S.C. § 101, as amended.
Direct Damages Cap has the meaning set forth in Section 19.1(e) of the Master Agreement.
Directive means the European Union Directive entitled “Directive 95/46/EC of the European Parliament and of the Council of 24 October 1995 on the protection of individuals with regard to the processing of personal data and on the free movement of such data”, any member state law implementing such Directive, and any equivalent law of any country which has then been determined to provide an adequate level of protection from the European Union Commission and any successor to any of the foregoing.
Disabling Code means code that could have the effect of disabling or otherwise shutting down one or more software programs or systems or hardware or hardware systems.
Disaster Recovery Services has the meaning set forth in the applicable Service Agreement. The Disaster Recovery Services are part of the Services.
Discretionary Customer Audits has the meaning set forth in Section 14.2(d) of the Master Agreement.
Dispute means any dispute, controversy or Claim, including situations or circumstances in which the Parties are required to mutually agree on additions, deletions or changes to terms, conditions or Charges, arising out of, or relating to, the Agreement.
Dispute Period has the meaning set forth in the “Market Currency Procedures” Exhibit.
Dispute Resolution Procedures means the process for resolving Disputes set forth in Section 22.2 of the Master Agreement and the “Dispute Resolution Procedures” Exhibit.

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Divested Business has the meaning set forth in Section 4.1(b)(ii) of the Master Agreement.
Divestiture Period has the meaning set forth in Section 4.1(b)(ii) of the Master Agreement
E&O Coverage has the meaning set forth in the “Insurance Requirements” Exhibit.
EEA has the meaning set forth in the “Privacy Requirements” Exhibit.
Effective Date means the date of the execution of the Master Agreement by the Parties thereto as set forth in the first paragraph of the Master Agreement.
Emergency Change has the meaning set forth in the “Change Control Procedures” Exhibit.
Equipment means machines, equipment, materials and other related components used or necessary to provide the Services, and as more particularly described in the applicable Asset Allocation Matrix.
ETO has the meaning set forth in the “Account Governance” Exhibit.
EU Data Directive has the meaning set forth in the “Privacy Requirements” Exhibit.
Event Management Protocol has the meaning set forth in the “Information Security Requirements” Exhibit.
Execution Date means the date of execution of a Service Agreement by the Parties as set forth on the initial page thereof.
Executive Vendor Business Review Committee means the committee comprised of personnel of both Provider and Customer described in the “Account Governance” Exhibit.
Exhibit means an attachment to the Master Agreement as such attachment may be amended from time to time.
Exploit means the right to use, access, load, execute, store, transmit, display, maintain, enhance, modify, make and have made, and copy.
Extension Period has the meaning set forth in Section 3.3 of the Master Agreement.
Facility means individually or collectively, as applicable, a Customer Facility or a Provider Facility.
Facility Relocation has the meaning set forth in Section 5.1(f) of the Master Agreement.
Failure has the meaning set forth in the “Acceptance Test Procedures” Exhibit.
FCPA has the meaning set forth in Section 10.2(q) of the Master Agreement.
Federal Crime Bill means the Violent Crime Control and Law Enforcement Act of 1994, as it may be amended from time to time.

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Felony has the meaning set forth in Section 13.2(d) of the Master Agreement.
Financial Audits has the meaning set forth in Section 14.1(c) of the Master Agreement.
Flawed Findings has the meaning set forth in the “Market Currency Procedures” Exhibit.
Focal Point has the meaning set forth in the “Information Security Requirements” Exhibit.
Force Majeure Event means an event(s) meeting both of the following criteria:

A.
Caused by any of the following: (x) catastrophic weather conditions or other extraordinary elements of nature or acts of God; (y) acts of war, acts of terrorism, insurrection, riots, civil disorders or rebellion; or (z) quarantines or embargoes; provided, however, that the Parties expressly acknowledge and agree that Force Majeure Events do not include: (i) Provider’s inability to obtain hardware, software or services, on its own behalf or on behalf of Customer, or its inability to obtain or retain sufficient qualified personnel, except to the extent such inability to obtain hardware, software or services or retain qualified personnel results directly from the causes outlined in (x) through (z) above, or (ii) any failure to perform caused solely as a result of a Party’s lack of funds or financial ability or capacity to carry on business; and

B.
The non-performing Party is without fault in causing or failing to prevent the occurrence of such event, and such occurrence could not have been circumvented by reasonable precautions and could not have been prevented or circumvented through the use of commercially reasonable alternative sources, workaround plans or other means (including, with respect to Provider, by Provider meeting its security and disaster recovery obligations described herein).

Notwithstanding the foregoing, a strike, lockout or similar labor dispute by Provider Personnel shall be deemed to be within Provider’s reasonable control and not a Force Majeure Event.

Governmental Authority means any nation or government, any federal, state, province, territory, city, town, municipality, county, local or other political subdivision thereof or thereto, any quasi-Governmental Authority, and any court, tribunal, arbitral body, taxation authority, department, commission, board, bureau, agency, instrumentality thereof or thereto or otherwise which exercises executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.
Grandfathered Actions has the meaning set forth in Section 15.3(j) of the Master Agreement.
HIPAA means the Administrative Simplification Provisions of the Health Insurance Portability and Accountability Act of 1996, Public Law 104-191.45, C.F.R. Part 160, 162, 164, and regulations promulgated thereunder, including the HIPAA Rules, as amended from time to time, including pursuant to the HITECH Act.

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HIPAA Rules means the privacy, security and breach notification rules and regulations promulgated under HIPAA, as the same may be amended from time to time.
HITECH Act means the Health Information Technology for Economic and Clinical Health Act (Division A, Title XIII and Division B, Title IV, of the American Recovery and Reinvestment Act of 2009, Pub. L. 111-5), and the regulations promulgated in support thereof, as the same subsequently may be amended from time to time, including any interim final regulations promulgated pursuant to the HITECH Act that amend the HIPAA Rules.
HP Commercially Available Software means Software proprietary to Provider (including proprietary tools) which Provider makes readily available to the public and is used to perform the Services in the substantially the same form as the Software offered to the public.
HP Proprietary Tools means any Software development, performance testing, service monitoring and management (including service automation and monitoring and management of storage, backup and security) and asset management tools, technologies or algorithms provided by or made available by Provider and used by Provider in providing the Services which are used on behalf of Customer and other customers of Provider. Performance Work Product is excluded from the definition of HP Proprietary Tools.
HP Separation means any transaction or restructuring associated with the proposed separation of Hewlett-Packard Company into two publicly traded companies, as announced by Hewlett-Packard Company on October 6, 2014, but shall not include any Change of Control of Provider to an unaffiliated third party or parties.
Information Security Requirements has the meaning set forth in the “Information Security Requirements” Exhibit.
Initial Termination Assistance Period has the meaning set forth in Section 18.5(c) of this Master Agreement.
Initial Transformation Plan has the meaning set forth in Section 11.2(a) of this Master Agreement.
Innovation Committee means the committee comprised of personnel of both Provider and Customer described in the “Account Governance” Exhibit.
Innovation Initiatives has the meaning set forth in the “Account Governance” Exhibit.
Intellectual Property Right(s) means any and all intellectual property rights existing from time to time under any Law including patent law, copyright law, semiconductor chip protection law, moral rights law, trade secret law, trademark law (together with all of the goodwill associated therewith), unfair competition law, publicity rights law, or privacy rights law, and any and all other proprietary rights, and any and all applications, renewals, extensions and restorations of any of the foregoing, now or hereafter in force and effect worldwide. For purposes of this definition, rights under patent law shall include rights under any and all United States patent applications and patents (including letters patent and inventor’s certificates) anywhere in the world, including any provisionals,

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substitutions, extensions, supplementary patent certificates, reissues, renewals, divisions, continuations in part (or in whole), continued prosecution applications, requests for continued examination, and other similar filings or stages thereof provided for under the laws of the United States or another country.
International Agreement has the meaning set forth in Section 2.2(a) of the Master Agreement.
JAMS has the meaning set forth in the “Dispute Resolution Procedures” Exhibit.
Joint Technical Steering Committee means the committee comprised of personnel of both Provider and Customer described in the “Account Governance” Exhibit.
Key Personnel means the Provider Client Executive and, for each Service Agreement, such other Provider personnel critical to the management of the Customer account or the provision of Services to Customer Group, as identified in the “Key Personnel” Schedule to a Service Agreement.
Law means all applicable laws (including those arising under common law), statutes, codes, rules, regulations, reporting or licensing requirements, ordinances and other pronouncement having the effect of law of the United States, any foreign country or any domestic or foreign state, county, city or other political subdivision, including those promulgated, interpreted or enforced by any governmental or regulatory authority, and any order of a court or governmental agency of competent jurisdiction, in effect as of the Effective Date and as they may be amended, changed or modified from time to time. For the avoidance of doubt, Laws include Privacy Laws.
List of Approved Benchmarkers has the meaning set forth in the “Market Currency Procedures” Exhibit.
Local Differences has the meaning set forth in Section 2.2(a) of the Master Agreement.
Losses means all judgments, settlements, awards, damages, fines, losses, charges, liabilities, penalties, interest claims (including taxes and all related interest and penalties incurred with respect thereto), however described or denominated, and all related reasonable costs, expenses and other charges (including all reasonable attorneys’ fees and reasonable internal and external costs of investigations, litigation, hearings, proceedings, document and data productions and discovery, settlement, judgment, award, interest and penalties), however described or denominated.
Malware means computer software, code or instructions that: (a) adversely affect the operation, security, availability or integrity of a computing, telecommunications or other digital operating or processing system or environment, including other programs, data, databases, computer libraries and computer and communications equipment, by altering, destroying, disrupting or inhibiting such operation, security, availability or integrity; (b) without functional purpose, self-replicate without manual intervention; (c) purport to perform a useful function but which actually perform either a destructive, harmful or unauthorized function, or perform no useful function and utilize substantial computer, telecommunications or memory resources; or (d) without authorization collect or transmit to third parties any information or data; including such software, code or instructions commonly known as viruses, Trojans, logic bombs, worms and spyware.

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Managed Agreements has the meaning set forth in the applicable Service Agreement.
Master Agreement means the Master Services Agreement by and between the Parties dated November 1, 2015, and the attached Exhibits.
Materials means, collectively, Software, literary works, other works of authorship, documented specifications, designs, network diagrams, processes, methodologies, know-how, programs, program listings, programming tools, scripts, tools, documentation, reports, drawings, databases, spreadsheets, machine-readable text and files, run books, financial models and other work product.
Milestones has the meaning set forth in the “Acceptance Test Procedures” Exhibit.
Mingo DC means the Tulsa Data Center Facility (Tulsa Computer Center and Secure Computer Center) located at [ * * * ].
Model Clauses has the meaning set forth in the “Privacy Requirements” Exhibit.
New Service means an additional function, responsibility or task other than the Services that requires resources for which there is no current Resource Unit or charging methodology (i.e., such function, responsibility or task is not included in the Charges or is not charged separately under another methodology other than as a New Service).
No Bid has the meaning set forth in Section 4.2(a) of the Master Agreement.
NOS has the meaning set forth in the “Information Security Requirements” Exhibit.
Notice means a prior written notice, request, response, demand, claim, or other communication required or permitted under the Agreement and complying with Section 23.7 of the Master Agreement. Notify has the correlative meaning.
Notification Related Costs has the meaning set forth in Section 17.2(g) of the Master Agreement.
Objection Period has the meaning set forth in the “Market Currency Procedures” Exhibit.
Offshore Plan has the meaning set forth in Section 5.1(c) of the Master Agreement.
Open Source Software means software that: (a) requires a licensor to cause source code to be distributed with the software or made available to any Third Party when the software is distributed or otherwise provided in any fashion to a Third Party; (b) restricts or impairs in any way Customer Group’s ability to license the software pursuant to terms of Customer Group’s choosing; (c) impacts in any fashion or limits Customer Group’s ability to enforce its patent or other Intellectual Property Rights against any Third Party in any manner; or (d) might result in Customer Group’s rights to such software being terminated or affected in any manner if Customer Group asserts any of its Intellectual Property Rights against any Third Party in connection with such software or otherwise. Without limitation of the foregoing, Open Source Software shall include software subject to any version of the General Public License or the Lesser General Public License, or any license which has been certified as an “open source” license by the Open Source Initiative.

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Operational Audits has the meaning set forth in Section 14.1(b) of the Master Agreement.
Operational Change Control Procedures has the meaning set forth in Section 13.6(a) of the Master Agreement.
Operations Service Delivery Committee means the committee comprised of personnel of both Provider and Customer described in the “Account Governance” Exhibit.
Original Agreement means that certain Amended and Restated Information Technology Services Agreement entered into by the Parties and EDS Information Services, LLC as of September 30, 2007.
P&T has the meaning set forth in the “Account Governance” Exhibit.
Panel has the meaning set forth in the “Dispute Resolution Procedures” Exhibit.
Party or Parties means Customer and Provider, as parties to the Master Agreement.
Pass Through Charges has the meaning set forth in the “Charges” Schedule to each Service Agreement.
PCI DSS means the Payment Card Industry Data Security Standard, version 3.0, as the same may be succeeded, modified or amended from time to time.
PCI has the meaning set forth in the “Information Security Requirements” Exhibit.
Performance Reports has the meaning set forth in Section 4.3(d) of the Master Agreement.
Performance Work Product means any Work Product that is not a Deliverable, to the extent that it relates to the performance of IT services generally (i.e., services similar to the Services) on behalf of customers, including the Customer Group, and not specifically to performance of Services for Customer Group. For the avoidance of doubt, “Performance Work Product” (A) does not include Customer Materials or Customer Group’s Company Information, and (B) can be used by Provider to provide services to its other customers.
Permitted Auditors has the meaning set forth in Section 14.2(f) of the Master Agreement.
Permitted Client Executive Reassignment Exceptions has the meaning set forth in Section 12.2(b) of the Master Agreement.
Person means an individual, corporation, limited liability company, partnership, trust, association, joint venture, unincorporated organization or entity of any kind or nature, or a Governmental Authority.
Personally Identifiable Information shall mean all data and information relating to Customer Group’s customers (including their customers), employees or personnel provided to Provider or Provider Agents by or on behalf of Customer Group or otherwise collected or obtained by Provider or Provider

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Agents in connection with the Services, that consists of information or data naming or identifying a natural Person, including: (a) personally identifying information that is explicitly defined as a regulated category of data under any data privacy or data protection laws applicable to Customer Group; (b) non-public information, such as a national identification number, passport number, social security number, or driver's license number; (c) health or medical information, such as insurance information, medical prognosis, diagnosis information or genetic information; (d) financial information, such as a policy number, credit card number or bank account number; (e) contact information, such as address, email address, user account number or login or authorization credentials of any type, or passwords (whether or not associated with a particular account or means of access), and (f) sensitive personal data, such as mother's maiden name, race, religion, marital status, gender or sexuality. Without limiting the foregoing, Personally Identifiable Information includes “nonpublic personal information,” “personally identifiable information,” Protected Health Information, “cardholder data,” “sensitive authentication data,” and other variations of those terms, as defined under any applicable Law or industry standard and includes any information or persistent identifier that may be used to track, locate or identify Customer Group or any of Customer Group’s customers (including their customers), employees, representatives or agents.
Physical Security means physical security at any Facility housing systems maintained by Provider or Provider Agents in connection with the Services and in the course of physical transportation of assets used by Provider in performing the Services and physical media including Customer Group’s Company Information. Physical Security includes the specific physical security control measures required pursuant to the “Information Security Requirements” Exhibit.
Prior Agreement has the meaning set forth in Section 2.4 of the Master Agreement.
Prior Project Plans has the meaning set forth in Section 2.4 of the Master Agreement.
Privacy Laws means (i) all applicable international, federal, state, provincial and local laws, rules, regulations, directives and governmental requirements currently in effect and as they become effective relating in any way to the privacy, confidentiality or security of Personally Identifiable Information, including the Canadian Personal Information Protection and Electronic Documents Act (PIPEDA); the Controlling the Assault of Non-Solicited Pornography and Marketing Act (CAN-SPAM); the FTC Disposal of Consumer Report Information and Records Rule, 16 C.F.R. § 682 (2005); the Federal “Privacy of Consumer Financial Information” Regulation (12 CFR Part 30) issued pursuant to Section 504 of the Gramm-Leach-Bliley Act of 1999 (15 U.S.C. §6801, et seq.); HIPAA and the HITECH Act, and all other similar international, federal, state, provincial, and local requirements, (ii) all applicable industry standards concerning privacy, data protection, confidentiality or information security currently in effect and as they become effective, including the Payment Card Industry Data Security Standard, and any other similar standards, and (iii) applicable provisions of all Customer Group privacy policies, statements or notices that are provided or otherwise made available to Provider. For the avoidance of doubt, Privacy Laws are applicable with respect to any receipt of, access to, storing or Processing of Personally Identifiable Information, whether intentionally or unintentionally.
Privacy Requirements has the meaning set forth in the “Privacy Requirements” Exhibit.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Procedures Manuals has the meaning set forth in Section 4.7 of the Master Agreement.
Process, or Processing means any operation or set of operations which is performed upon Customer Data, whether or not by automatic means, such as viewing, hosting, generating, accessing, printing, backing up, collection, recording, organization, storage, adaptation or alteration, retrieval, consultation, use, disclosure by transmission, dissemination or otherwise making available, alignment or combination, blocking, erasure, disposal or destruction.
[ * * * ]
Project means, unless otherwise defined in the applicable “Charges” Schedule, any discrete unit of work with a time frame, resource budget, and Deliverables that (1) is in support of, or related to, the Services and (2) is requested or approved by Customer. Projects do not include: (i) work performed by Provider to provide the Services prior to the initiation of a Project or (ii) work required by Provider to meet the Service Levels.
Project Plan means the statement of work, set of activities and timeframes needed to complete a Project.
Protected Health Information shall have the meaning set forth in 45 CFR Part 160.103, as amended or modified from time to time.
Provider means HP Enterprise Services, LLC.
Provider Agent means the agents, subcontractors and representatives of Provider, at any tier, and includes Affiliates of Provider to which Provider subcontracts any of the Services under the Agreement.
Provider Audits has the meaning set forth in Section 14.1(e)(i) of the Master Agreement.
Provider Client Executive has the meaning set forth in Section 12.2(a) of the Master Agreement.
Provider Consents means all licenses, consents, permits, approvals and authorizations that are necessary to allow (A) Provider (and Customer as applicable) to use the Provider Software and any Provider Equipment, (B) Provider to (1) use any third-party services retained by Provider to provide the Services during the Term, (2) grant the licenses contemplated by Section 15 (Technology; Intellectual Property Rights) and (3) assign to Customer the Work Product as contemplated by Section 15 (Technology; Intellectual Property Rights) and (C) Customer Group to use the Provider Licensed Software after the expiration or termination of this Agreement, a Service Agreement or any Service.
Provider Direct Damages Cap has the meaning set forth in Section 19.1(b) of the Master Agreement.
Provider Equipment means all equipment owned or leased by Provider that is directly used to provide the Services.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Provider Facility(ies) means, individually and collectively, the facilities owned, leased or used by Provider or Provider Agents from which any Services are provided or performed (other than Customer Facilities).
Provider Group has the meaning set forth in Section 10.2(q) of the Master Agreement.
Provider Indemnitees has the meaning set forth in Section 20.2 of the Master Agreement.
Provider Information System means the hardware, software, data network(s) and systems provided or used (whether owned, under contract or licensed) by Provider to perform and provide the Services (including, without limitation, the Provider Equipment) that Provider uses to perform or provide the Services, not including the Customer Systems.
Provider Licensed Software means Provider Software owned by Third Parties and licensed to Provider.
Provider Materials has the meaning set forth in Section 15.3(b) of the Master Agreement.
Provider Owned Software means Provider Software owned by Provider and used by Provider to deliver the Services.
Provider Personnel means the employees of Provider and Provider Agents who perform any Services under the Agreement or a Service Agreement. Provider Personnel shall include those employees of Customer Group that are offered and accept employment with Provider in connection with the execution of a Service Agreement, if applicable.
Provider Records has the meaning set forth in Section 14.1(a) of the Master Agreement.
Provider Software means the Software used by Provider or Provider Agents in providing the Services that is: (i) owned by Provider before the Effective Date or acquired by Provider after the Effective Date, (ii) developed by Provider other than pursuant to this Agreement or any other agreement with Customer; or (iii) developed by Third Parties and licensed to Provider. Provider Software includes Software licensed by Provider pursuant to Provider Third Party Agreements.
Provider Third Party Agreements has the meaning set forth on the “Third Party Agreements” Schedule.
Qualified has the meaning set forth in the “Dispute Resolution Procedures” Exhibit.
Regulatory Audits has the meaning set forth in Section 14.1(d)(i) of the Master Agreement.
Remediation Plan has the meaning set forth in Section 14.2(c) of the Master Agreement.
Renewal Proposal has the meaning set forth in the applicable Service Agreement.
Reports has the meaning set forth in Section 4.6 of the Master Agreement.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Required Consents means the Customer Consents and the Provider Consents, collectively.
Residuals has the meaning set forth in Section 16.3 of the Master Agreement.
Resource Unit has the meaning set forth in the “Charges” Schedule.
Responsibilities has the meaning set forth in Section 4.8 of the Master Agreement.
Restated Project Plans has the meaning set forth in Section 2.4 of the Master Agreement.
Reviewer has the meaning set forth in the “Market Currency Procedures” Exhibit.
Revised Change Proposal has the meaning set forth in the “Change Control Procedures” Exhibit.
RFP means a request for proposal or any other competitive solicitation of bids for the provision of services to the relevant Person.
Safe Harbor or Safe Harbor Framework has the meaning set forth in the “Privacy Requirements” Exhibit.
Safe Harbor Certification has the meaning set forth in the “Privacy Requirements” Exhibit.
Safe Harbor Principles has the meaning set forth in the “Privacy Requirements” Exhibit.
Schedule means an attachment to a Service Agreement, as such attachment may be amended from time to time.
Second Cap Damages has the meaning set forth in Section 19.1(c) of the Master Agreement.
Second Cap has the meaning set forth in Section 19.1(c) of the Master Agreement.
Security Breach means: (A) any circumstance pursuant to which applicable Law or any Customer Group privacy or security policy or statement provided to Provider requires notification of such breach to be given to affected parties or other activity in response to such circumstance; or (B) any actual, attempted, suspected, threatened, or reasonably foreseeable circumstance that compromises, or could reasonably be expected to compromise, either Physical Security or Systems Security in a fashion that either does or could reasonably be expected to permit unauthorized Processing, use, disclosure or acquisition of or access to any Customer Data, Customer Software, Work Product or any Company Information obtained, generated, developed, maintained, processed or transmitted by Provider or Provider Agents in connection with the Services.
Security Committee means the committee comprised of personnel of both Provider and Customer described in the “Account Governance” Exhibit.
Security Requirements has the meaning set forth in Section 17.2(a) of the Master Agreement.
Select Mainframe Services has the meaning set forth in the “Market Currency Procedures” Exhibit.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Service Agreement Execution Date has the meaning set forth in the applicable Service Agreement.
Service Agreement has the meaning set forth in Section 2.1(b) of the Master Agreement.
Service Agreement Term has the meaning set forth in Section 3.2 of the Master Agreement.
Service Infrastructure has the meaning set forth in the “Information Security Requirements” Exhibit.
Service Level Agreement(s) means the schedule to each Service Agreement specifying the service level methodology and the Service Levels applicable to the Services described in each such Service Agreement, remedies for Provider’s failure to comply with such Service Levels, including applicable Service Level Credits, procedures for modifying and improving Service Levels and related provisions.
Service Level Credits has the meaning set forth in the “Service Level Agreement” Schedule to each Service Agreement.
Service Level Termination Event has the meaning set forth in the “Service Level Agreement” Schedule to each Service Agreement.
Service Levels has the meaning set forth in the “Service Level Agreement” Schedule to each Service Agreement. Each “Service Level Agreement” Schedule shall be promptly updated and modified from time to time by the Parties to reflect changes to the Service Levels related to the associated Service Agreement.
Service Location means the locations of Customer Group to which Provider provides the Services, as may be amended by Customer from time to time during the Service Agreement Term.
Service Relocation has the meaning set forth in Section 5.1(g) of the Master Agreement.
Service Request or service request (lowercase) means requests for Services submitted in writing by Customer to Provider.
Service Tower means has the meaning set forth in the applicable Service Agreement.
Services means the ongoing administration, management, operation, support, provision and performance of services as those services are described and defined in the Agreement, including each Service Agreement and the Schedules thereto and as those services may evolve and be supplemented and enhanced during the Term in accordance with the Agreement.
Shared Systems has the meaning set forth in the “Technology Governance” Schedule.
Software or software means any computer programming code consisting of instructions or statements in a form readable by individuals (source code) or machines (object code), and related documentation and supporting materials therefore, in any form or medium, including electronic media.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SOX Compliance Period means during the Term and continuing thereafter until the later of the (i) completion of the audit of Customer’s financial statements; and (ii) completion and filing with the SEC of Customer’s annual report on a Form 10-K (or any successor form), for the members of Customer Group required to file such Form, in each case for the fiscal year during which this Agreement expires or terminates.
SOX means the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated thereunder, including Section 404 of SOX and the rules and regulations promulgated thereunder.
Specified Customer Group Competitor means [ * * * ], or any corporate successor or combination of any the foregoing, as such list is updated by Customer from time to time.
Specified Provider Competitor means as of the Effective Date, the following entities: [ * * * ] and their respective affiliates, or any corporate successor or combination of any of the foregoing.  Provider may propose additions to the list of Specified Provider Competitors during the Term, subject to Customer’s approval, which shall not be unreasonably withheld.
Stranded Asset Amount has the meaning set forth in the “Market Currency Procedures” Exhibit.
Successor Provider means an entity that provides services to Customer Group similar to the Services following the termination or expiration of the Agreement, a Service Agreement, or any Service for any reason, however described (including as described in Section 13.1(a) or Section 18 of this Master Agreement).
SVP has the meaning set forth in the “Account Governance” Exhibit.
Systems Security means security control measures of computer, electronic or telecommunications systems of any variety (including data bases, hardware, software, storage, switching and interconnection devices and mechanisms), and networks of which such systems are a part or communicate with, used directly or indirectly by Provider or Provider Agents in connection with the Services. Systems Security includes the specific systems security control measures required pursuant to the “Information Security Requirements” Exhibit.
Tax or Taxes means foreign, federal, state and local sales, use, gross receipts, excise, telecommunications, value added, goods and services, provincial sales, other similar types of transfer taxes, duties, fees or charges (including any related penalties, additions to tax, and interest), however designated or imposed, which are in the nature of a transaction tax, duty, fee or charge, but not including any taxes, duties, fees or charges imposed on or measured by net or gross income (other than any such taxes which are in the nature of transaction taxes of the type listed above), capital stock or net worth or in the nature of an income, capital, franchise, or net worth tax. “Taxes” specifically excludes Withholding Taxes.
Term has the meaning set forth in Section 3.1 of the Master Agreement, and includes any Termination Assistance Period.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Termination Assistance Period Extension has the meaning set forth in Section 18.5(c) of this Master Agreement.
Termination Assistance Period has the meaning set forth in Section 18.5(c) of this Master Agreement.
Termination Assistance Services means the functions, responsibilities, activities, tasks and projects Provider is requested by Customer to perform in anticipation of and in connection with the termination or expiration of the Agreement, a Service Agreement, or any Service for any reason, however described (including as described in Section 13.1(a) or Section 18 of this Master Agreement), in order to achieve an orderly transfer without interruption of Services from Provider to Customer or to Customer’s designee in accordance with Section 18.5 of the Master Agreement and the “Termination Assistance Services” Schedule to each Service Agreement. The Termination Assistance Services constitute Services.
Third Party Agreements means those agreements for which Provider has undertaken financial, management, operational, use, access or administrative responsibility or benefit in connection with the provision of the Services, and pursuant to which Customer Group has contracted with a Third Party Provider to obtain any Third Party products, software or services that will be used, accessed or managed in connection with the Services. Third Party Agreements are listed on the “Third Party Agreements” Schedule to each Service Agreement for such Service Agreement, which schedule shall be promptly updated and modified from time to time by the Parties to reflect the then-current Third Party Agreements.
Third Party means a business or entity other than Customer Group or the Provider or its Affiliates.
Third Party Provider means a business or entity other than Customer Group or Provider or its Affiliates that provides products, software or services under a Third Party Agreement.
Third Party Software means Software licensed from or provided by a Third Party.
Tower Service Delivery Committee for each Service Tower means the committee comprised of personnel of both Provider and Customer described in the “Account Governance” Exhibit.
Trade Secrets means with respect to a Party or designated group including such Party, information related to the services and business of the disclosing Party, of such group or of a Third Party which: (a) derives economic value, actual or potential, from not being generally known to or readily ascertainable by other persons who can obtain economic value from its disclosure or use; and (b) is the subject of efforts by the disclosing Party or such group that are reasonable under the circumstances to maintain its secrecy, including: (i) marking any information clearly and conspicuously with a legend identifying its confidential or proprietary nature; (ii) identifying any oral presentation or communication as confidential immediately before, during or after such oral presentation or communication; or (iii) otherwise, treating such information as confidential or secret. Assuming the criteria in Sections (a) and (b) above are met, Trade Secrets include, but are not limited to, technical and nontechnical data, formulas, patterns, compilations, computer programs and software, devices, drawings, processes, methods, techniques, designs, programs, financial plans, product plans, and lists of actual or potential customers and suppliers.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Transformation means the implementation of changes in the manner in which Services are performed or delivered, as described in the “Transformation” Schedule and applicable Transformation Plans.
Transformation Plan means the Initial Transformation Plan, together with any subsequent detailed plans prepared pursuant to the “Transformation” Schedule.
Transformation Services means the tasks described in the “Transformation” Schedule.
Transition and Transformation Committee means the committee comprised of personnel of both Provider and Customer described in the “Account Governance” Exhibit.
Transition means the transition or implementation of resources and operational responsibilities for performance of the Services to Provider.
Transition Plan has the meaning set forth in Section 11.1(a) of the Master Agreement.
Transition Services means the tasks described in the “Transition” Schedule.
Tulsa Data Centers means the CDC and the Mingo DC.
Vendor Service Steering Committee means the committee comprised of personnel of both Provider and Customer described in the “Account Governance” Exhibit.
Warranty Period has the meaning set forth in Section 10.2(u) of the Master Agreement.
Winddown Expense means the amount, if any, that constitutes the following (in each case, except to the extent limited by, or further specified in, the “Charges” Schedule to each Service Agreement), to the extent actually incurred by Provider as a result of the relevant termination: [ * * * ].
Withholding Taxes means foreign, federal, and state and local taxes, fees, or charges which are imposed on or by reference to gross or net income or gross or net receipts and are required under applicable law to be withheld by the Customer from payments made to Provider under this Agreement (including any related penalties and interest thereon).
Work Order means a document that sets forth the terms and conditions of a Project in accordance with the applicable “Charges” Schedule.
Work Product means all results of the Services created or developed by Provider, by itself or jointly with Customer Group or others (including the Deliverables and Performance Work Product). For the avoidance of doubt, “Work Product” does not include any changes, improvements, additions or upgrades made by Provider to any element of Provider Information Systems used internally by Provider to provide the Services (so long as such changes, improvements, additions or upgrades do not contain any Customer Materials or Customer Group’s Company Information).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 2

FORM OF SERVICE AGREEMENT

This is Exhibit 2, FORM OF SERVICE AGREEMENT, to that certain Master Services Agreement , dated as of November 1, 2015 (the “Master Agreement”), between Sabre GLBL Inc. (“Customer”) and HP Enterprise Services, LLC (“Provider”).
Service Agreement # X FOR _______ SERVICES

1.	INTRODUCTION
This Service Agreement No. _ (this “Service Agreement”) is effective as of ____________ (the “Execution Date”), and is made by Sabre GLBL Inc. (“Customer”) and HP Enterprise Services, LLC (“Provider”). This Service Agreement and its Schedules (and the Schedules’ Attachments and Appendices) are incorporated into that certain Master Services Agreement dated November 1, 2015 between Customer and Provider (“Master Agreement”).
Any terms and conditions that deviate from or are in conflict with the Master Agreement are set forth in Schedule N (Deviations from the Master Agreement). In the event of a conflict between the provisions of this Service Agreement and the Master Agreement, the provisions of Section 2.3 of the Master Agreement shall control such conflict.

2.	DEFINITIONS
Unless otherwise defined herein, capitalized terms herein will have the meaning set forth in the Master Agreement (including the Exhibits thereto) or in Schedule A (Definitions) to this Service Agreement.

3.	SERVICES GENERALLY

3.1	Services
Provider will provide the Services to Customer Group in accordance with the Master Agreement (including the Exhibits thereto) and this Service Agreement (including the Schedules (and the Schedules’ Attachments and Appendices) hereto). The Services and the Responsibilities of the Parties with respect to the Services are described in Schedule B (Service Descriptions). The scope and composition of the Services, and Provider’s performance of the Services, are further described in and subject to the terms of the Master Agreement, this Service Agreement, and the Schedules (and the Schedules’ Attachments and Appendices) identified in the table (the “Table of Schedules”) at the end of this Exhibit. Provider shall develop a Procedures Manual that documents the operational policies and procedures applicable to the Services in accordance with Schedule P (Procedures Manual Requirements) and Section 4.7 of the Master Agreement.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.2	Service Levels
Schedule D (Service Level Agreement) to this Service Agreement sets forth the Service Levels that are applicable to the Services, as well as Service Level Credits to be provided to Customer from Provider in the event of certain Service Level failures.

3.3	Charges
Schedule C (Charges) to this Service Agreement defines and sets forth the applicable Charges, [ * * * ].

3.4	Facilities
The Services will be performed at the Provider Facilities listed in Schedule T (Provider Facilities).

3.5	Software; Third Party Agreements; Assets
The Software that is required for Provider’s performance of the Services is described in Schedule G (Customer Software) and Schedule H (Provider Software). Provider’s responsibility for managing any Customer Software or other Third Party Agreements is described in Schedule J (Third Party Agreements). Schedule I (Asset Allocation Matrix) defines the Parties’ respective responsibilities for the operation and management of the Software, Equipment and other Assets supported by, or necessary to provide, the Services.

3.6	Reports
Provider will provide the Reports listed in Schedule K (Reports).

3.7	Deliverables
All Deliverables to be provided as part of the Services under this Service Agreement shall comply with the requirements in Section 15.5 of the Master Agreement.

4.	TERM/SURVIVAL/RENEWAL/TERMINATION

4.1	Term and Commencement Date
The term of this Service Agreement (“Service Agreement Term”) shall begin on the Execution Date and shall continue until __________________ (the “Service Agreement Expiration Date”).

4.2	Survival
Upon the expiration or earlier termination of this Service Agreement, the following Sections of this Service Agreement shall survive any such expiration or termination in accordance with their terms: _______________________________.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

4.3	Renewal
At least 12 months prior to the Service Agreement Expiration Date of this Service Agreement or any agreed upon extension thereof, Provider will deliver to Customer a proposal for the extension of the Service Agreement Term (the “Renewal Proposal”). The Renewal Proposal will provide Customer with sufficient detail to allow Customer to make an informed decision as to whether to extend the Service Agreement Term. Customer will provide Provider, at least six months prior to the Service Agreement Expiration Date, Notice as to whether Customer desires to extend the Service Agreement Term. If Customer indicates in such Notice that it does not desire to extend the Service Agreement Term, the Service Agreement will expire on the Service Agreement Expiration Date. If Customer indicates in such Notice that it desires to extend the Service Agreement Term, the Parties will negotiate in good faith the terms and conditions applicable to, and the duration of, such extension. If the Parties are not able to agree upon the applicable terms and conditions with respect to such extension by 60 days prior to the Service Agreement Expiration Date, then Customer may extend the Service Agreement Term in accordance with the provisions of Section 3.3 of the Master Agreement.

4.4	Termination
This Service may be terminated by the Parties in accordance with Section 18 of the Master Agreement and as otherwise provided in this Service Agreement. In the event of any termination or expiration of this Service Agreement, Provider will provide the Termination Assistance Services described in Section 18 of the Master Agreement and in Schedule O (Termination Assistance Services).

5.	TRANSITION/TRANSFORMATION/GOVERNANCE

5.1	Transition
Schedule F (Transition and Transformation) includes the Transition Services, the Critical Transition Milestones and the initial Transition Plan. Schedule S (Projects) describes any in-flight Projects and the process for migrating such Projects to Provider.

5.2	Transformation
The transformational activities to be performed by Provider as part of the Services are described in Schedule F (Transition and Transformation).

5.3	Governance
The performance of the Services will be governed in accordance with Exhibit 3 (Account Governance) and Schedule R (Technology Governance).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

6.	RELATIONSHIP PROTOCOLS

6.1	Key Personnel
The Provider employees serving as Key Personnel are set forth in Schedule E (Key Personnel).

6.2	Approved Provider Agents
Those Provider Agents approved by Customer (if any) are listed on Schedule L (Approved Provider Agents). Schedule L includes the Services provided by the Provider Agent, as well as any restrictions or limitations on Provider’s ability to transfer or assign the Provider Agent agreement to Customer, including any fees associated therewith.

7	INFORMATION SECURITY AND SERVICES CONTINUITY

7.1	Disaster Recovery (DR); Business Continuity (BC)
The DR/BC plan and related requirements are set forth in Schedule M (Disaster Recovery and Business Continuity Requirements).

7.2	Information Security
Provider will comply with the Security Requirements in Schedule W (Customer Security Requirements) that sets forth the additional Security Requirements applicable to this Service Agreement.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Table of Schedules
[NOTE: IF ANY SCHEDULES ARE NOT APPLICABLE TO THIS SERVICE AGREEMENT, THEY SHOULD BE MARKED “INTENTIONALLY OMITTED” IN THIS TABLE]

Schedule	Schedule Title	Intentionally Omitted as N/A
A	Definitions
B	Service Descriptions
C	Charges
D	Service Level Agreement
E	Key Personnel
F	Transition and Transformation
G	Customer Software
H	Provider Software
I	Asset Allocation Matrix
J	Third Party Agreements
K	Reports
L	Approved Provider Agents
M	Disaster Recovery and Business Continuity Requirements
N	Deviations from the Master Agreement
O	Termination Assistance Services
P	Procedures Manual Requirements
Q	International Agreements
R	Technology Governance
S	Projects
T	Provider Facilities
U	[RESERVED]
V	Standards
W	Customer Service Requirements

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

THE PARTIES ACKNOWLEDGE THAT THEY HAVE READ THIS SERVICE AGREEMENT, UNDERSTAND IT, AND AGREE TO BE BOUND BY ITS TERMS AND CONDITIONS. FURTHER, THE PARTIES AGREE THAT THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN THE PARTIES RELATING TO THIS SUBJECT SHALL CONSIST OF 1) THIS SERVICE AGREEMENT, 2) ITS SCHEDULES, AND 3) THE MASTER AGREEMENT (INCLUDING THE EXHIBITS THERETO), INCLUDING THOSE AMENDMENTS MADE EFFECTIVE BY THE PARTIES IN THE FUTURE. THIS STATEMENT OF THE AGREEMENT BETWEEN THE PARTIES SUPERSEDES ALL PROPOSALS OR OTHER PRIOR AGREEMENTS, ORAL OR WRITTEN, AND ALL OTHER COMMUNICATIONS BETWEEN THE PARTIES RELATING TO THE SUBJECT DESCRIBED HEREIN.

Accepted by:	Accepted by

Customer	Provider

By: __________________________________	By: __________________________________
Authorized Signature	Authorized Signature

Name (Type or Print) Date	Name (Type or Print) Date

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 3
ACCOUNT GOVERNANCE
This is EXHIBIT 3, ACCOUNT GOVERNANCE, to that certain Master Services Agreement, dated as of November 1, 2015 (the “Master Agreement”), between Sabre GLBL Inc. (“Customer”) and HP Enterprise Services, LLC (“Provider”).
1.INTRODUCTION
In accordance with Article 12 of the Master Agreement, Customer and Provider will institute and utilize the following governance framework to manage and effect account governance and technology governance for effective and efficient collaboration between Customer and Provider (“Account Governance”).
2.    DEFINITIONS
Capitalized terms used in this Exhibit but not defined herein shall have the meaning ascribed to such terms in the Master Agreement and its Exhibits, including the “Definitions” Exhibit to the Master Agreement. Unless otherwise specified, references to “Section” refer to the applicable Section of this Exhibit.

As set forth in Section 2.3 of the Master Agreement, in the event of a conflict between the terms of this Exhibit and the terms of the Master Agreement, the terms of the Master Agreement shall prevail over the terms of this Exhibit.
3.    GOVERNANCE PRINCIPLES
3.1.    Governance Principles
(a)    Account Governance set forth in this Exhibit is designed to oversee the delivery of Services by Provider to Customer in accordance with the Master Agreement.
(b)    Both Customer and Provider shall ensure that all Provider and Customer representatives participating in Account Governance are empowered and authorized to execute the roles they assume.
(c)    The effectiveness of Account Governance will be evaluated by the Parties from time to time (at least annually), and modified as necessary to meet Customer’s business requirements.
(d)    Provider shall record and distribute minutes of all meetings held under Account Governance, no later than two Business Days after each meeting, for Customer’s approval.
(e)    Provider shall be responsible for supporting the development and implementation of Account Governance by (i) using industry leading practices and (ii) leveraging its expertise, templates, tools and personnel resources.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.2.    Relationship
(a)    Conduct of the Parties.
It is intended that the conduct of the Parties in the implementation of Account Governance shall:

(i)	Reflect commitment at executive levels in both Parties to foster an enduring, mutually beneficial commercial relationship that enables and empowers effective decision making;

(ii)	Support a relationship between Customer and Provider that is characterized by trust and openness;

(iii)	Support and engender effective Service Levels and continuous improvement;

(iv)	Create a close working relationship at the relevant management levels that stimulates cooperation, collaboration, information sharing and trust;

(v)	Support a joint continuous improvement culture within both Parties in relation to the Services.
(b)    Participation.
The Parties shall participate in good faith in Account Governance in order to aid in meeting Customer’s goals for the relationship as follows:

(i)	Flexibility. The Parties understand that the Services may need to be modified to meet Customer’s changing business environment and operating requirements.

(ii)	Transparency. Governance activities described in this Exhibit are intended to provide a transparent framework and process so that Customer and Provider can effectively execute.

(iii)	Traceability. Financials will be clear and allow Customer to identify the baseline and reasons for any deviations over time.

(iv)	Effective Management. Governance activities described in this Exhibit will strengthen Customer’s and Provider’s ability to track and control Services delivered.

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(c)    Executive Engagement.
Provider will make available several opportunities for Customer to participate in organizations and events that allows Customer to provide input to Provider’s business direction and receive information from Provider on matters that affect Customer from a technology and services perspective.

(i)
HP Enterprise Services Client Advisory Board (“CAB”). The HP Enterprise Services CAB is a select group of global Chief Information Officers (“CIOs”), crossing industries and regions, whose thoughts and perspectives on the information technology services market are helping strengthen and shape the future of the industry. The mission of this exclusive executive forum and ongoing program is to advise Provider on strategies and plans for its Enterprise Services business. It provides Provider an opportunity to listen to and better understand client needs and expectations, and strengthens collaboration. Provider will invite the Customer Head of Product and Technology to participate in the CAB. Customer’s Head of Product and Technology, or equivalent position, will agree to participate for a two-year timeframe and attend at least one in-person meeting each year.

(ii)
CIO Summit. HP CIO Summit is an exclusive, invitation-only gathering of CIOs. This event is designed to bring together leading CIOs in the industry to share best practices, plans and ideas. Each year, Provider will extend an invitation to Customer’s Head of Product and Technology, or equivalent position, to attend the HP CIO Summit, and Customer’s Head of Product and Technology will use reasonable efforts to attend the Summit.

(iii)
HP Discover. HP Discover presents the absolute latest technologies, solutions, case studies, trends and strategies that will inform key investment decisions Provider is making now and in the future. Each year, Provider will extend an offer to Customer’s Head of Product and Technology and other appropriate Customer leaders to attend HP Discover.

4.    GOVERNANCE COMMITTEES
4.1.    Executive Vendor Business Review Committee
(a)    Formation
An Executive Vendor Business Review Committee shall be formed and shall have convened for the first time no later than Ninety (90) days following the Effective Date.
(b)    Chair

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The Executive Vendor Business Review Committee shall be chaired by the Customer Head of Product and Technology (“P&T”); provided that the Customer Chief Procurement Officer (“CPO”) shall chair the Executive Vendor Business Review Committee in the event of the Customer Head of P&T’s absence.
(c)    Members
The Executive Vendor Business Review Committee shall be comprised of the following members:

(i)	Customer Head of P&T;

(ii)	Customer Senior Vice President (“SVP”) of Executive Technology Operation (“ETO”);

(iii)	Customer CPO;

(iv)	Customer Technical Alliance Manager

(v)	Additional Customer representatives as necessary;

(vi)	Provider Executive Sponsor;

(vii)	Provider Operations Executive;

(viii)	Provider Industry Executive;

(ix)	Provider Contract and Commercial Executive;

(x)	Provider Client Executive; and

(xi)	Additional Provider representatives as necessary.
(d)    Key Objectives
The purpose of the Executive Vendor Business Review Committee is to ensure senior management sponsorship both from Customer and Provider and to jointly work towards strategic development of the relationship. This forum will be used to identify problems and explore future relationship development opportunities. Objectives include:

(i)	provide overview of Provider performance to executive leadership;

(ii)	discuss overall relationship, development agenda and strategic improvement initiatives;

(iii)	monitor current Service Levels and costs;

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(iv)	review of industry and technology trends and how Customer and Provider can respond to these trends; and

(v)	review of Customer business priorities and plans.
(e)    Materials
Customer shall prepare and distribute the agenda for the Executive Vendor Business Review Committee at least two (2) business days prior to each meeting and will cooperate with Provider in making updates if necessary. The Parties shall prepare and distribute any materials necessary for the Executive Vendor Business Review Committee to discharge its responsibilities. Responsibility for producing the materials will be determined by the Parties based on availability of and access to the information required to produce the materials. This includes, but is not limited to:

(i)	an executive scorecard incorporating the following measures:

(1)	quality of Services (e.g., Service Level performance);

(2)	Customer satisfaction;

(3)	high level status and execution of the Transition and Transformation;

(4)	status of other material projects;

(5)	financial performance and trend data;

(6)	relationship indicators; and

(7)	other pertinent scorecard information as needed.

(ii)	issues open for resolution;

(iii)	data on industry trends; and

(iv)	development agenda and strategic improvement initiatives.
(f)    Meeting Frequency
The Executive Vendor Business Review Committee shall meet quarterly and at other times as agreed between the Parties.
4.2.    Vendor Service Steering Committee
(a)    Formation

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A Vendor Service Steering Committee shall be formed and shall have convened for the first time no later than Ninety (90) days following the Effective Date.
(b)    Chair
The Vendor Service Steering Committee shall be chaired by the Customer Technical Alliance Manager.
(c)    Members
The Vendor Service Steering Committee shall be comprised of the following members:

(i)	Customer SVP of ETO;

(ii)	Customer Technical Alliance Manager;

(iii)	Customer Service Management Operations Manager;

(iv)	Additional Customer representatives as necessary;

(v)	Provider Technology Operation Executive;

(vi)	Provider Client Executive;

(vii)	Provider Client Service Delivery Executive; and

(viii)	Additional Provider representatives as necessary.
(d)    Key Objectives
The purpose of this Vendor Service Steering Committee is to monitor the overall progress and the performance of the Agreement and the relationship between Customer and Provider and address any issues escalated by other committees. Objectives include:

(i)	monitor overall Service performance and take actions for Service improvement;

(ii)	review performance on Service Levels;

(iii)	discuss additions and adjustments to Service Levels;

(iv)	review status of high priority security risks;

(v)	review improvement of Services due to technology innovation and review impacts of technology evolution on the Services;

(vi)	review outputs from and provide inputs to the project management process; and

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(vii)	address escalated issues.
(e)    Materials
Customer shall prepare and distribute the agenda for the Vendor Service Steering Committee at least two (2) business days prior to each meeting and will cooperate with Provider in making updates if necessary. The Parties shall prepare and distribute any materials necessary for the Vendor Service Steering Committee to discharge its responsibilities. Responsibility for producing the materials will be determined by the Parties based on availability of and access to the information required to produce the materials. This includes but is not limited to scorecards incorporating:

(xii)	quality of Services (e.g., Service Level performance);

(xiii)	Customer satisfaction;

(xiv)	status of other projects;

(xv)	relationship indicators;

(xvi)	issues escalated by other committees;

(xvii)	IT security incident reports;

(xviii)	risk register including mitigation actions; and

(xix)	Disaster Recovery Services review.
(f)    Meeting Frequency
The Vendor Service Steering Committee shall meet monthly and at other times as agreed between the Parties.
4.3.    Contract and Commercial Committee
(a)    Formation
A Contract and Commercial Committee shall be formed and shall have convened for the first time no later than Ninety (90) days following the Effective Date.
(b)    Chair
The Contract and Commercial Committee shall be chaired by the Customer CPO.
(c)    Members
The Contract and Commercial Committee shall be comprised of the following members:

(i)	Customer CPO;

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(ii)	Customer Technical Alliance Manager;

(iii)	Customer VP of P&T Finance;

(iv)	Additional Customer representatives as necessary;

(v)	Provider Client Executive;

(vi)	Provider Client Contract and Commercial Executive;

(vii)	Provider Client Finance Manager; and

(viii)	Additional Provider representatives as necessary.
(d)    Key Objectives
The purpose of the Contract and Commercial Committee is to manage the contract and commercial relationship. Objectives include:

(i)	discuss contract interpretation issues;

(ii)	review and approve monthly financial Reports;

(iii)	discuss and establish financial plans and forecasts;

(iv)	review Contract Change Requests in accordance with the Contract Change Control Procedures;

(v)	address or escalate any contractual and financial issues, including invoice and payment issues and Service Level Credits due; and

(vi)	review benchmarking and audit results and ensure that benchmarking and audit remediation is addressed and implemented.
(e)    Materials
Customer shall prepare and distribute the agenda for the Contract and Commercial Committee at least two (2) business days prior to each meeting and will cooperate with Provider in making updates if necessary. The Parties shall prepare and distribute any materials necessary for the Contract and Commercial Committee to discharge its responsibilities. Responsibility for producing the materials will be determined by the Parties based on availability of and access to the information required to produce the materials. This includes but is not limited to:

(i)	monthly financial Reports;

(ii)	proposed Contract Change Requests;

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(iii)	monthly performance reports on Service Level attainment and Service Level Credit calculations;

(iv)	financial plan and forecasts; and

(v)	benchmarking and audit results.
(f)    Meeting Frequency
The Contract and Commercial Committee shall meet monthly and at other times as agreed between the Parties.
4.4.    Joint Technical Steering Committee
(a)    Formation
A Joint Technical Steering Committee shall be formed and shall have convened for the first time no later than Ninety (90) days following the Effective Date.
(b)    Chair
The Joint Technical Steering Committee shall be chaired by the Customer Enterprise Architecture Lead.
(c)    Members
The Joint Technical Steering Committee shall be comprised of the following members:

(i)	Customer Enterprise Architecture Lead;

(ii)	Customer SVP of Architecture & Technology (“A&T”);

(iii)	Customer SVP of ETO;

(iv)	Customer Technical Alliance Manager;

(v)	Customer Tower Leads;

(vi)	Additional Customer representatives as necessary;

(vii)	Provider Technology Operation Executive;

(viii)	Provider Client Executive;

(ix)	Provider Client Architecture Executive;

(x)	Provider horizontal optimization team leaders;

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(xi)	Provider Client Service Delivery Executive; and

(xii)	Additional Provider representatives as necessary.
(d)    Key Objectives
The purpose of the Joint Technical Steering Committee is to assist with the development of Customer’s IT strategy and related policies. The Joint Technical Steering Committee will not be involved in day-to-day operational issues, nor shall it determine Customer’s IT strategy.
The objectives of the Joint Technical Steering Committee include:

(i)	align the Long Range IT Plan (as defined in Section 9.1 of Attachment B-5 (Cross Functional Services Service Description)) with Customer’s IT strategy and policies;

(ii)	review and approve Provider’s recommendations for inclusion in the Long Range IT Plan;

(iii)	review Provider’s technical proposals for implementing the Long Range IT Plan;

(iv)	provide advice and guidance to the Vendor Service Steering Committee regarding technical improvement issues affecting the technical infrastructure and Customer business operations;

(v)	align technical policies, standards and architecture with the Customer’s internal technology steering discussions and internal IT standards;

(vi)	address escalated technology architecture issues;

(vii)	monitor compliance against technology standards; and

(viii)	define priorities for architecture standardization initiatives.

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(e)    Materials
Customer shall prepare and distribute the agenda for the Joint Technical Steering Committee at least two (2) business days prior to each meeting and will cooperate with Provider in making updates if necessary. The Parties shall prepare and distribute any materials necessary for the Joint Technical Steering Committee to discharge its responsibilities. Responsibility for producing the materials will be determined by the Parties based on availability of and access to the information required to produce the materials.
(f)    Meeting Frequency
The Joint Technical Steering Committee shall meet monthly and at other times as agreed between the Parties.
4.5.    Transition and Transformation Committee
(a)    Formation
A Transition and Transformation Committee shall be formed as of the Effective Date and shall have convened for the first time no later than thirty (30) days following the Effective Date.
(b)    Chair
The Transition and Transformation Committee shall be chaired by the Customer VP of Transition and Transformation.
(c)    Members
The Transition and Transformation Committee shall be comprised of the following members:

(i)	Customer VP of Transition and Transformation

(ii)	Technology Modernization Team;

(iii)	Customer Enterprise Architecture Lead;

(iv)	Customer SVP of Corporate IT;

(v)	Additional Customer representatives as necessary;

(vi)	Provider Client Transition & Transformation Executive;

(vii)	Additional Provider representatives as necessary.
(d)    Key Objectives

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The purpose of the Transition and Transformation Committee is to monitor the execution of the Transition and Transformation in accordance with the applicable Service Agreement. Objectives include:

(i)	monitor and review Transition and Transformation status;

(ii)	monitor and support the execution of critical deliverables from both Parties;

(iii)	identify and address Transition and Transformation issues in accordance with the Agreement; and

(iv)	identify, track and address Transition and Transformation risks.
(e)    Materials
Customer shall prepare and distribute the agenda for the Transition and Transformation Committee at least two (2) business days prior to each meeting and will cooperate with Provider in making updates if necessary. The Parties shall prepare and distribute any materials necessary for the Transition and Transformation Committee to discharge its responsibilities. Responsibility for producing the materials will be determined by the Parties based on availability of and access to the information required to produce the materials.
(f)    Meeting Frequency
The Transition and Transformation Committee will meet monthly until the Transition and Transformation have been successfully completed, and at other times as agreed between the Parties.
4.6.    Operations Service Delivery Committee
(a)    Formation
An Operations Service Delivery Committee shall be formed and shall have convened for the first time no later than Ninety (90) days following the Effective Date.
(b)    Chair
The Operations Service Delivery Committee shall be chaired by the Customer Service Management Operations Manager.
(c)    Members
The Operations Service Delivery Committee shall be comprised of the following members:

(i)	Customer Service Management Operations Manager;

(ii)	Customer Technical Alliance Manager;

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(iii)	Customer Service Planning and Assurance Manager;

(iv)	Additional Customer representatives as necessary;

(v)	Provider Client Executive;

(vi)	Provider Client Service Delivery Executive;

(vii)	Provider horizontal optimization team leaders

(viii)	Additional Provider representatives as necessary.
(d)    Key Objectives
The purpose of the Operations Service Delivery Committee is to monitor Service performance. Objectives include:

(i)	monitor and manage operations required for Service delivery;

(ii)	monitor and review the ongoing status of third party performance as appropriate;

(iii)	review the following:

(1)	Service Levels;

(2)	continuous improvement and quality assurance procedures and measurements;

(3)	review incident, downtime and root cause trends for the month and over time;

(4)	project portfolio and project delivery status, and project issues and opportunities; and

(iv)	other such responsibilities as directed by the Vendor Service Steering Committee.
(e)    Materials
Customer shall prepare and distribute the agenda for the Operations Service Delivery Committee at least two (2) business days prior to each meeting and will cooperate with Provider in making updates if necessary. The Parties shall prepare and distribute any materials necessary for the Operations Service Delivery Committee to discharge its responsibilities. Responsibility for producing the materials will be determined by the Parties based on availability of and access to the information required to produce the materials. This includes but is not limited to:

(i)	Performance reports on Service Level attainment;

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(ii)	Reports on continuous improvement and quality assurance procedures and measurements;

(iii)	project portfolio and delivery status; and

(iv)	escalated issue register.
(f)    Meeting Frequency
The Operations Service Delivery Committee shall meet monthly and at other times as agreed between the Parties
4.7.    Tower Service Delivery Committee (per Tower)
(a)    Formation
A Tower Service Delivery Committee for each technology tower shall be formed and shall have convened for the first time no later than Ninety (90) days following the Effective Date.
(b)    Chair
The Tower Service Delivery Committee shall be chaired by the Customer Tower Lead for each tower.
(c)    Members
The Tower Service Delivery Committee shall be comprised of the following members:

(i)	Customer Tower Leads;

(ii)	Customer Technical Alliance Manager;

(iii)	Customer Service Planning and Assurance Manager;

(iv)	Additional Customer representatives as necessary;

(v)	Provider Client Executive;

(vi)	Provider Client Service Delivery Executive;

(vii)	Provider Client Tower Service Delivery Managers;

(viii)	Provider horizontal optimization team leaders

(ix)	Additional Provider representatives as necessary.
(d)    Key Objectives

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The purpose of the Tower Service Delivery Committee is to monitor Service performance. Objectives include:

(i)	monitor and manage Service delivery for each tower;

(ii)	review Service Request backlog and discuss options for prioritization based on business need

(iii)	review Tower’s technology currency and status;

(iv)	monitor and review the ongoing status of third party performance as appropriate;

(v)	discuss tower capacity forecasts and technical plan to meet demand increases;

(vi)	review the following:

(1)	Service Levels;

(2)	Service Request performance and backlog;

(3)	continuous improvement and quality assurance procedures and measurements;

(4)	project portfolio and project delivery status, and project issues and opportunities;

(5)	review business and capacity demand forecasts;

(vii)	other such responsibilities as directed by the Vendor Service Steering Committee.
(e)    Materials
Customer shall prepare and distribute the agenda for the Tower Service Delivery Committee at least two (2) business days prior to each meeting and will cooperate with Provider in making updates if necessary. The Parties shall prepare and distribute any materials necessary for the Tower Service Delivery Committee to discharge its responsibilities. Responsibility for producing the materials will be determined by the Parties based on availability of and access to the information required to produce the materials. This includes but is not limited to:

(i)	Performance reports on Service Level attainment;

(ii)	Service Request backlog and performance report;

(iii)	Reports on continuous improvement and quality assurance procedures and measurements;

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(iv)	project portfolio and delivery status; and

(v)	escalated issue register.
(f)    Meeting Frequency
The Tower Service Delivery Committee shall meet monthly and at other times as agreed between the Parties
4.8.    Security Committee
(a)    Formation
A Security Committee shall be formed and shall have convened for the first time no later than Ninety (90) days following the Effective Date.
(b)    Chair
The Security Committee shall be chaired by the Customer VP of Security.
(c)    Members
The Security Committee shall be comprised of the following members:

(i)	Customer Chief Information Security Officer;

(1)	Customer Service Management Operations Manager;

(2)	Customer Disaster Recovery Manager;

(ii)	Additional Customer representatives as necessary;

(iii)	Provider Client Service Delivery Executive;

(iv)	Provider Client Security Manager; and

(v)	Additional Provider representatives as necessary.
(d)    Key Objectives
The purpose of the Security Committee is to monitor and review threats to the availability, integrity and confidentiality of Customer and Customer Data. Objectives include:

(i)	monitor and review threats to the availability, integrity and confidentiality of Customer and its customers’ data at a global level;

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(ii)	monitor and review the status of global security incidents and security problems (i.e., incidents and problems with an information security dimension);

(iii)	discuss security developments; and

(iv)	actively review and, as appropriate, escalate security issues which impact Customer end users and/or which involve a potential reputation damage to Customer.
For the avoidance of doubt, regardless of whether the Security Committee considers or addresses a particular security requirement or issue, Provider will perform the Services pursuant to and in compliance with the terms of the Agreement, including the Security Requirements. The Parties acknowledge that the Security Committee does not have the authority to modify the Security Requirements without submitting any Changes through the Change Control Procedure.
(e)    Materials
Customer shall prepare and distribute the agenda for the Security Committee at least two (2) business days prior to each meeting and will cooperate with Provider in making updates if necessary. The Parties shall prepare and distribute any materials necessary for the Security Committee to discharge its responsibilities. Responsibility for producing the materials will be determined by the Parties based on availability of and access to the information required to produce the materials. This includes but is not limited to:

(i)	report on Customer impacting or Customer reputation impacting security issues or incidents; and

(ii)	report on security developments;

(iii)	security issues and escalations.
(f)    Meeting Frequency
The Security Committee shall meet monthly and at other times as agreed between the Parties
4.9.    Innovation Committee
(a)    Formation
An Innovation Committee shall be formed and shall have convened for the first time no later than Ninety (90) days following the Effective Date.
(b)    Chair
The Innovation Committee shall be chaired by the Customer Enterprise Architecture Lead.
(c)    Members

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The Innovation Committee shall be comprised of the following members:

(i)	Customer SVP of ETO;

(ii)	Customer SVP of A&T;

(iii)	Customer Enterprise Architecture Lead;

(iv)	Customer Tower Leads as required;

(v)	Additional Customer representatives as necessary;

(vi)	Provider Operations Executive;

(vii)	Provider Client Service Delivery Executive;

(viii)	Provider Industry Executive

(ix)	Provider horizontal optimization team leaders

(x)	Provider Client Architecture Executive; and

(xi)	Additional Provider representatives as necessary.
(d)    Key Objectives
The purpose of the Innovation Committee is to identify and actively develop innovation ideas originating from Customer or Provider, and to support the implementation of initiatives resulting from such ideas (“Innovation Initiatives”). Objectives include:

(i)	actively seek and investigate opportunities to enable Customer to attain a leadership position in the industry through use of cutting edge technologies and business processes;

(ii)	develop innovation ideas and support implementation and rollout where appropriate;

(iii)	monitor and steer in-flight Innovation Initiatives; and

(iv)	review industry and technology trends and agree the appropriate response by Customer and Provider.
(e)    Materials
Customer shall prepare and distribute the agenda for the Innovation Committee at least two (2) business days prior to each meeting and will cooperate with Provider in making updates if necessary. The Parties shall prepare and distribute any materials necessary for the Innovation Committee to discharge its responsibilities. Responsibility for producing the materials will be

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determined by the Parties based on availability of and access to the information required to produce the materials. This includes but is not limited to:

(i)	progress report on existing in-flight Innovation Initiatives;

(ii)	proposals as regards new technology and industry trends;

(iii)	opportunities for using common business processes / technology platforms; and

(iv)	Customer or Provider proposals for innovation.
(f)    Meeting Frequency
The Innovation Committee shall meet quarterly and at other times as agreed between the Parties.

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5.    GOVERNANCE COMMITTEE MEMBERSHIP
5.1.    Customer Members

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5.2    Provider Members

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6.    ROLES AND RESPONSIBILITIES
6.1.    Customer Roles and Responsibilities
(a)    Customer Technical Alliance Manager
In addition to the terms of Section 12.3 of the Master Agreement, the Customer Technical Alliance Manager has the overall lead for vendor sourcing and reports to the Customer SVP of ETO.
Primary responsibilities for the Technical Alliance Manager include:

(i)	maintaining an effective relationship with Provider executives at all levels;

(ii)	managing the overall relationship with Provider;

(iii)	providing leadership and guidance to the Customer governance organization;

(iv)	monitoring Provider and Customer compliance with obligations of the Agreement;

(v)	monitoring Provider and Customer contractual deliverable commitments;

(vi)	working with Provider Client Executive to progress the goals and objectives of the Agreement;

(vii)	serving as an escalated point of contact for any Service delivery issues in accordance with the Dispute Resolution Procedures; and

(viii)	liaising with and providing guidance to Customer’s corporate executive leadership in regard to the strategic needs of Customer.
6.2.    Provider Roles and Responsibilities
(a)    Provider Client Executive
In addition to the terms of Section 12.2 of the Master Agreement, the Provider Client Executive is responsible for:

(i)	managing the overall relationship between Provider and Customer;

(ii)	assuring the successful implementation of the Agreement to operational status;

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(iii)	ensuring that Provider fulfills all of its obligations under the Agreement;

(iv)	working with the Customer governance team to establish, manage, and meet commitments, requirements, and expectations;

(v)	working with Customer Technical Alliance Manager to align the delivery of Services with the strategic needs of Customer;

(vi)	serving as an escalated point of contact for Service delivery issues in accordance with the Dispute Resolution Procedures; and

(vii)	informing Customer about new corporate capabilities and developments within Provider’s organization, and proposing ideas and solutions that will provide ongoing benefit to Customer.
(b)    Provider Client Service Delivery Executive
The Provider Client Service Delivery Executive will have the accountability for delivering the Services within the scope of the Agreement.
Primary responsibilities of the Provider Client Service Delivery Executive include:

(i)	meeting all Service Levels and contractual commitments;

(ii)	ensuring that Provider’s global operating model delivers on commitments to Customer;

(iii)	staffing the Service delivery organization with the appropriate level of trained personnel;

(iv)	forecasting resource requirements and managing resourcing requirements for Customer as a whole;

(v)	ensuring that the Provider Service delivery complies with Customer Policies, standards and operational procedures;

(vi)	providing support to Customer in accordance with the Procedures Manual;

(vii)	providing all Reports in accordance with Section 4.6 of the Master Agreement; and

(viii)	implementing and meeting the requirements described in the Master Agreement regarding Disaster Recovery Services.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(c)    Provider Client Tower Service Delivery Managers
The Provider Client Tower Service Delivery Executive will appoint a team comprised of senior executives to serve as the Provider Client Service Delivery Executive for all Service Towers.
Primary responsibilities of the Provider Client Tower Service Delivery Executives include:

(i)	capturing key specific Customer satisfaction issues and implementing appropriate policies and procedures to resolve such issues;

(ii)	working with Customer Tower Leads and Customer Operations Manager to ensure that Provider supports Customer’s Service delivery needs; and

(iii)	collaborating with Customer Tower Leads and Customer Demand Manager on the definition and maintenance of a demand forecast for the Services.
(d)    Provider Client Finance Manager
The Provider Client Finance Manager will have primary responsibility for all financial, billing, contractual compliance and new business management functions.
Primary responsibilities of the Provider Client Finance Manager include:

(i)	providing the monthly invoice and all account billing and reporting functions;

(ii)	implementing and managing Provider financial system including time recording, labor reporting, billing, and budgeting, forecasting, and annual planning;

(iii)	acting as the primary Provider focus for new service establishment for Customer; and

(iv)	providing all financial reporting, including exception reporting, to Customer.
(e)    Provider Client Contract and Commercial Executive
The Provider Client Contract and Commercial Executive is responsible for the contract and commercial issues relating to the Agreement.
Primary responsibilities of the Provider Client Contract and Commercial Executive include:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(i)	acting as the commercial/contracts focal point, supporting the Customer governance team on all commercial and contracts related issues;

(ii)	determining/deriving in-scope and out-of-scope activities in discussion with Provider contracts specialists, technical leads and legal staff;

(iii)	reaching rapid agreement with Customer around Provider interpretations of ambiguous areas of contract wording;

(iv)	developing, implementing and maintaining commercial processes for the minimization of risk to Provider in accepting new services and performing the Services;

(v)	conducting reasonable training for non-commercial staff on commercial and contracts principles and processes;

(vi)	providing all Provider contract administration for the time-phased contractual commitments to assure fulfillment of Provider deliverables;

(vii)	preparing and negotiating contracts, contract amendments and other legal agreements in conjunction with Provider corporate legal departments;

(viii)	formulating commercial offers (price and terms) and subsequent authorization for all new services and changes to existing Services in conjunction with Customer governance team staff;

(ix)	supporting meetings and negotiations with Customer; and

(x)	resolving commercial disputes that arise in the course of performing the Services under the Agreement.
(f)    Provider Transition and Transformation Executive
The Provider Transition and Transformation Executive is responsible for managing the Provider’s Transition and Transformation responsibilities relating to the Agreement.
Primary responsibilities of the Provider Client Transition and Transformation Executive include:

(i)	ensuring the Provider fulfills its Transition and Transformation obligations under the Agreement; and

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(ii)	communicating Transition and Transformation project status to the Customer.
7.    OTHER MEETINGS
Meetings in addition to those specifically identified in this Exhibit will be required to effectively manage the relationship, ensure on-going service delivery performance, monitor progress against milestones or project plans and review the status of account activities. It is Provider’s responsibility to prepare for, actively participate in, and contribute to daily and weekly operational meetings as required. In addition, ad hoc meetings may be initiated by Customer or Provider as necessary and may be conducted face-to-face, using telephones, via net conference or as otherwise mutually agreed upon by the Parties. Travel expenses for personnel who are assigned to a billable Service must be pre-approved by Customer and such pre-approved travel expenses will be billed as incurred subject to Customer’s travel expense policy. Except in unusual circumstances and unless Customer otherwise agrees in advance, any other Provider travel cost required for these meetings will be the responsibility of Provider.
8.    MANAGEMENT SUPPORT AND ADVICE
Provider will be responsible for proactively identifying strategies and approaches for future Services in support of Customer that may provide Customer with competitive advantages. Such management support and advice may include but is not limited to the following general areas:
(a)    Assisting Customer in setting Customer’s application technology direction and strategy;
(b)    Assisting Customer in aligning Customer’s application architecture and environment with its business and technical strategies;
(c)    Supporting Customer in the management and representation of application technology product and service offerings to its internal Customers;
(d)    Supporting Customer with its annual planning and budget process;
(e)    Maintaining appropriate levels of industry knowledge in Customer’s business;
(f)    Maintaining appropriate levels of participation and input into forums and conferences, user groups, trade associations and similar organizations as they relate to Provider’s responsibilities in support of Customer;
(g)    Providing reasonable access to knowledge and information acquired in Provider’s specialized research or development facilities;
(h)    Meeting with Customer representatives as necessary and appropriate to manage and deliver the Services effectively;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(i)    Supporting and participating in the various account management meetings called for by the Master Agreement or any Service Agreement and the procedures adopted by the Parties related to such meetings; and
(j)    Participating in related Customer business planning meetings upon request to review operations and business plans and recommend appropriate Services to support plan execution.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 4

CHANGE CONTROL PROCEDURES

This is EXHIBIT 4, CHANGE CONTROL PROCEDURES, to that certain Master Services Agreement, dated as of November 1, 2015 (the “Master Agreement”), between Sabre GLBL Inc. (“Customer”) and HP Enterprise Services, LLC (“Provider”).
1.INTRODUCTION

In accordance with Section 13.6 of the Master Agreement, the following sets forth the Contract Change Control Procedures and Operational Change Control Procedures.
2.DEFINITIONS

Capitalized terms used in this Exhibit but not defined herein shall have the meaning ascribed to such terms in the Master Agreement and its Exhibits, including the “Definitions” Exhibit to the Master Agreement. Unless otherwise specified, references to “Section” refer to the applicable Section of this Exhibit.

As set forth in Section 2.3 of the Master Agreement, in the event of a conflict between the terms of this Exhibit and the terms of the Master Agreement, the terms of the Master Agreement shall prevail over the terms of this Exhibit.
3.CONTRACT CHANGE CONTROL PROCEDURES

3.1.	Contract Change
(a)    Either Party may request a Change to the Agreement or any Service Agreement (“Contract Change”) by providing the other Party with written Notice of such request (a “Contract Change Request”) describing the proposed Contract Change. In addition to the requirements of Section 23.7 of the Master Agreement, a copy of any such Notice shall also be provided to the Customer Technical Alliance Manager and the Provider Client Executive. Provider will track the status of each Contract Change Request in the manner described in the Procedures Manual.
(b)    The Customer Technical Alliance Manager and Provider Client Executive, or their respective designated representatives, will be responsible for reviewing and considering any Contract Change Request.
(c)    Regardless of which Party has proposed the Contract Change, Provider will prepare, at its expense, and submit to Customer as soon as practicable, but in any event within ten (10) Business Days after receipt of the Contract Change Request, unless the Parties mutually agree that more time is reasonably required to complete the requirements for the Contract Change, Provider’s analysis (the “Change Proposal”) of the impact, if any, of the proposed Contract Change on the following elements:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(i)    the scope of Services and the Parties’ respective Responsibilities;
(ii)    Charges;
(iii)    Service Levels;
(iv)    technology refresh requirements and obligations;
(v)    delivery dates;
(vi)    evaluation testing and Acceptance Criteria;
(vii)    DR/BC Plan;
(viii)    Third Party Agreements;
(ix)    Account Governance;
(x)    regulatory requirements;
(xi)    Security Requirements;
(xii)    the policies and procedures as set forth in the Procedures Manual;
(xiii)    any impacts on other interfaces, other systems and services;
(xiv)    the Exit Plan; and
(xv)    any other matter reasonably requested by Customer at the time of preparation of the Change Proposal or reasonably considered by either Party to be relevant or impacted by implementation of the proposed Contract Change.
If the Change Proposal submitted by Provider does not include an impact analysis for any of the foregoing elements, Customer may assume in its evaluation of the Change Proposal that the proposed Contract Change has no impact on such element. Provider will resubmit the updated Change Proposal to address the impact to an element not included in Provider’s initial Change Proposal (“Revised Change Proposal”) and Customer will review such Revised Change Proposal within a reasonable time if (i) any of Customer’s members on the Contract and Commercial Committee becomes aware of an impact to an element not addressed in the initial Change Proposal and notifies Provider of such impact in accordance with the procedures set out in Exhibit 3 (Account Governance) or (ii) Provider discovers an impact to an element not addressed in the initial Change Proposal and notifies Customer of such impact in accordance with the procedures set out in this Exhibit.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(d)    Once submitted by Provider, Customer will review the Change Proposal. Within 30 days after receipt of the Change Proposal, unless the Parties mutually agree that more time is reasonably required to review the Change Proposal, Customer will either:
(i)    approve the Change Proposal;
(ii)    reject the Change Proposal;
(iii)    request further analysis of, or information regarding, the Change Proposal; or
(iv)    request a meeting between the Parties to discuss the Change Proposal further (a “Change Proposal Meeting”).
(e)    In the event Customer requests a Change Proposal Meeting, the Parties will use reasonable efforts to agree at such meeting to either:
(i)    approve the Change Proposal;
(ii)    gather further information regarding the Change Proposal;
(iii)    modify the Change Proposal as necessary and approve such Change Proposal, as modified; or
(iv)    reject the Change Proposal.
(f)    In the event that the Party initiating a Contract Change Request believes that the requested Change is required or necessary, the requesting Party shall inform the other Party in writing of the reasons why the Change is required and the impact if the Change is not implemented. In the event that the other Party does not agree to implement the Change, the requesting Party may consider the other Party’s failure to agree to implement the Change as a Dispute, and the requesting Party may escalate such Dispute for resolution in accordance with the Master Agreement with the intention of reaching a mutually agreeable resolution according to the Dispute Resolution Procedures.
(g)    The Parties will continue to follow the process detailed above until a final resolution regarding the proposed Contract Change is reached. The Parties will act in good faith at all times during such process.

3.2.	Variations to the Contract Change Control Procedures
The Parties may, by written agreement, waive or amend any part of the Contract Change Control Procedures with respect to any particular Contract Change Request. Variations may include, but are not limited to, shortening and lengthening the required timeframes or otherwise simplifying the process set forth in this Exhibit 4.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.3.	Effectiveness of a Change

No discussions or interchanges between the Parties with respect to a proposed Contract Change will obligate either Party to approve any Contract Change or will constitute an amendment of the Agreement or any Service Agreement, or a waiver by either Party of any rights thereunder, unless and until reflected in a written amendment signed by the authorized representatives of Customer and Provider. Upon the signature of a Change Proposal by both Parties, the agreed upon Contract Change(s) will constitute an amendment to the Agreement or the affected Service Agreement, as applicable.

3.4.	Contract Change Reporting Requirements
(a)    Provider will provide Customer with monthly reports specifying the status of all Contract Change Requests.
(b)    Within five (5) Business Days after receipt of a written request from Customer, Provider will give Customer a reasonably detailed report of the status of any pending Contract Change Requests and Change Proposals.
4.OPERATIONAL CHANGE CONTROL PROCEDURES

4.1.	Documentation
The Operational Change Control Procedures will be documented in the applicable Procedures Manual.

4.2.	Purpose and Objectives
The purpose and objectives of the Operational Change Control Procedures are (i) to prioritize all requests for operational Changes, (ii) to minimize the risk of operational Changes by identifying, documenting, quantifying, controlling, managing and communicating operational Change requests, their disposition and, as applicable, implementation and (iii) to allow Provider to manage operational Changes as required by Customer. The operational Changes to which the Operational Change Control Procedures will apply shall be more fully defined in the applicable Procedures Manual.

4.3.	Asset Changes

(c)    The procedures that shall govern the process by which a Party may propose or request material changes to the Assets used in connection with the Services (“Asset Changes”) are subject to the following requirements:
(i)    Provider shall make no Asset Changes that would alter the functionality of the systems used to provide the Services or degrade the performance of the Services, without first obtaining Customer’s approval and mutually agreeing on an acceptance test plan prior to implementation.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Provider may make temporary Asset Changes at any time and without Customer approval to the extent such Asset Changes are necessary (x) to maintain the continuity of the Services, or (y) to correct an event or occurrence that would substantially prevent, hinder or delay the operation of Customer’s critical business functions. Provider shall promptly notify Customer of all such temporary changes, and shall as soon thereafter as reasonably practicable return the affected systems to their normal state or implement a permanent Asset Change in accordance with this Section 4.3.
(ii)    Prior to using any Provider Equipment or Provider Software to provide the Services affected by the Asset Change, Provider shall utilize customary testing efforts to verify that the item has been properly installed, is operating substantially in conformance to its specifications, and is performing its intended functions in a reliable manner and providing adequate performance consistent with the performance standards applicable immediately prior to the Asset Change.
(iii)    Provider shall follow a formalized methodology in migrating programs from development and testing environments into production environments.
4.4.    Emergency Changes
Notwithstanding the Change consideration and implementation process outlined in this Exhibit 4, if a Change is required to resolve a Priority 1 Incident (“Emergency Change”), Provider shall immediately begin implementing the Emergency Change upon request by Customer. Provider shall also prepare and deliver to Customer a Change Proposal related to the Emergency Change on an expedited basis and the Parties shall work together in good faith to determine the impact on the Agreement (including without limitation, any impact on the Charges) as a result of implementing the Emergency Change. If the Parties are unable to agree on the impact on the Agreement within thirty (30) days after Customer has received the Change Proposal related to the Emergency Change from Provider, either Party may consider such failure to agree to be a Dispute, and may escalate such Dispute for resolution in accordance with the Master Agreement with the intention of reaching a mutually agreeable resolution according to the Dispute Resolution Procedures.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 5

ACCEPTANCE TEST PROCEDURES

This is EXHIBIT 5, ACCEPTANCE TEST PROCEDURES, to that certain Master Services Agreement, dated as of November 1, 2015 (the “Master Agreement”), between Sabre GLBL Inc. (“Customer”) and HP Enterprise Services, LLC (“Provider”).

1.	INTRODUCTION
In accordance with Section 12.6(b) of the Master Agreement, the following sets forth the Acceptance Test Procedures.

2.	DEFINITIONS
Capitalized terms used in this Exhibit but not defined herein shall have the meaning ascribed to such terms in the Master Agreement and its Exhibits, including the “Definitions” Exhibit to the Master Agreement. Unless otherwise specified, references to “Section” refer to the applicable Section of this Exhibit.

As set forth in Section 2.3 of the Master Agreement, in the event of a conflict between the terms of this Exhibit and the terms of the Master Agreement, the terms of the Master Agreement shall prevail over the terms of this Exhibit.
3.    ACCEPTANCE TEST PROCEDURES

3.1	Testing Procedure
With respect to all (i) Services that are identified in a Service Agreement or Work Order as subject to acceptance testing; (ii) Deliverables; and (iii) Critical Transformation Milestones and all other transition, transformation, and Project milestones that are identified in the applicable Service Agreement or Work Order, as such documents may be amended by the Parties from time to time (“Milestones”), upon Provider’s determination that a Service, Deliverable or Milestone materially conforms to all specifications and requirements set forth in the applicable Service Agreement or Work Order, as such documents may be amended by the Parties from time to time (collectively, the “Acceptance Criteria”), Provider shall deliver such Service, Deliverable or Milestone to Customer for acceptance testing or notify Customer in writing that such activity has been completed. Customer shall thereafter have [ * * * ], or such time as otherwise expressly set forth in the applicable Service Agreement, Work Order or as otherwise agreed to by the Parties in writing (“Acceptance Period”), to review and test the Deliverable, Milestone or the results of the Service for compliance with the Acceptance Criteria. [ * * * ]. Customer may perform such additional testing (including, without limitation, performance and integration testing) as may be set forth in the applicable Service Agreement, Work Order, or other document executed by the Parties (the “Additional Tests”) within the time frames set forth therein.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.2	Failure and Correction

3.2.1
In the event that any Deliverable, Milestone or result of the Service materially conforms to all Acceptance Criteria, Customer will accept such Deliverable, Milestone or result of the Service in writing. In the event Customer determines that any Deliverable, Milestone or result of the Service fails to materially conform to the Acceptance Criteria (“Failure”), then Customer will notify Provider within the Acceptance Period, in writing specifying the respects in which such Deliverable, Milestone or result of the Service does not conform to the applicable Acceptance Criteria and what modifications are necessary to make it conform thereto. Thereafter, Provider shall, [ * * * ] correct and redeliver such Deliverable or Milestone to Customer or re‑perform such Service to so conform within [ * * * ] (in either case, the “Correction Period”). The corrected Deliverable, Milestone or result of the Service shall thereafter be subject to the same testing and acceptance procedure set forth in this Exhibit 5. For the avoidance of doubt, Deliverables, Milestones or results of the Service expressly subject to alternate acceptance procedures are not subject to the procedures set forth in this Exhibit 5 (unless otherwise agreed by the Parties in writing).

3.2.2
If Provider receives a Failure notice, but is unable to correct, fulfill and redeliver such Deliverable, Milestone or re-perform such Service within the applicable Correction Period (or otherwise fails to deliver a Deliverable, Milestone or results of the Service by the associated due date), it shall notify Customer of such inability in writing and include in such notice a good faith estimate of the number of additional Business Days required for Provider to correct, fulfill and redeliver such Deliverable, Milestone or re-perform such Service (or initially deliver such Deliverable, Milestone or perform such Service, as applicable). Customer shall have the option to: (i) grant Provider additional time to correct, fulfill and redeliver such Deliverable or Milestone to Customer or re-perform such Service (or initially deliver such Deliverable, Milestone or perform such Service, as applicable) in accordance with the testing and Acceptance process described in this Exhibit 5, [ * * * ].

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 6

DISPUTE RESOLUTION PROCEDURES
This is EXHIBIT 6, DISPUTE RESOLUTION PROCEDURES, to that certain Master Services Agreement, dated as of November 1, 2015 (the “Master Agreement”), between Sabre GLBL Inc. (“Customer”) and HP Enterprise Services, LLC (“Provider”).

1.	INTRODUCTION
In accordance with Section 22.2 of the Master Agreement, this Exhibit sets forth the Dispute Resolution Procedures to be followed by the Parties to resolve a Dispute between the Parties.

2.	DEFINITIONS
2.1    Capitalized terms used in this Exhibit but not defined herein shall have the meaning ascribed to such terms in the Master Agreement and its Exhibits, including the “Definitions” Exhibit to the Master Agreement. Unless otherwise specified, references to “Section” refer to the applicable Section of this Exhibit.

2.2    As set forth in Section 2.3 of the Master Agreement, in the event of a conflict between the terms of this Exhibit and the terms of the Master Agreement, the terms of the Master Agreement shall prevail over the terms of this Exhibit.
2.3    “Qualified” means having extensive knowledge or experience regarding the subject of the Dispute.

2.4    “Complex Dispute List” means the Complex Dispute List maintained by J*A*M*S/Endispute (“JAMS”) or another list of individuals having similar qualifications maintained by JAMS.

3.	DISPUTE RESOLUTION PROCEDURES
3.1    General. Except as otherwise stated in the Agreement, the Parties will follow the Dispute Resolution Procedures set forth in this Exhibit to address all Disputes arising between the Parties.

3.2    Timely Resolution of Disputes. Customer and Provider shall at all times exercise reasonable, good faith efforts to resolve all Disputes in a timely, amicable and efficient manner.

3.3    Escalation Procedure.

(a)    Initial Referral. All Disputes shall initially be referred by either Party to the Customer Technical Alliance Manager and the Provider Client Executive via a written notice to the other Party referencing these Dispute Resolution Procedures. The Customer Technical Alliance Manager and

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Provider Client Executive shall negotiate to resolve the Dispute within 15 Business Days of receipt of such written notice.

(b)    Vendor Service Steering Committee. If the Customer Technical Alliance Manager and Provider Client Executive do not resolve the Dispute within 15 Business Days after the date of referral of the Dispute to them (or such other longer period as the Parties may mutually agree in writing), either Party may submit the Dispute to the Vendor Service Steering Committee, which shall convene to discuss the Dispute within three Business Days (or such longer period as the Parties may mutually agree in writing) of referral of the Dispute to them and shall negotiate in good faith to resolve the Dispute, and may include in their meetings such experts or advisors as the Vendor Service Steering Committee may agree.

(c)    Executive Vendor Business Review Committee. If the Vendor Service Steering Committee does not resolve the Dispute within 15 Business Days after the date of referral of the Dispute to them (or such other longer period as the Parties may mutually agree in writing), either Party may submit the Dispute to the Executive Vendor Business Review Committee, which shall convene to discuss the Dispute within three Business Days (or such longer period as the Parties may mutually agree in writing) of referral of the Dispute to them and shall negotiate in good faith to resolve the Dispute, and may include in their meetings such experts or advisors as the Executive Vendor Business Review Committee may agree. If the Executive Vendor Business Review Committee does not resolve the Dispute within 15 Business Days (or such longer period as that Executive Vendor Business Review Committee may agree in writing) after the date of referral to it, either Party may submit the Dispute to non-binding mediation in accordance with Section 3.4.

(d)    Acceleration. Notwithstanding the foregoing, in the event either Party believes at any time and in its sole discretion that the escalation procedure set forth in this Section 3.3 will not resolve the Dispute in a timely or satisfactory manner, such Party may accelerate the Dispute directly to non-binding mediation in accordance with Section 3.4.

(e)    Binding Arbitration. If the Dispute is not resolved by any of the preceding steps and is not resolved by mediation, the Dispute shall be submitted to binding arbitration in accordance with Section 3.5 below.

3.4    Non-Binding Mediation. Mediation of an unresolved Dispute shall be conducted in the following manner:

(a)    Either Party may submit the Dispute to mediation by giving notice of mediation to the other Party. The Parties shall thereafter attempt to promptly agree upon and appoint a Qualified sole mediator.

(b)    If the Parties are unable to agree upon a mediator within 10 days after the date the Dispute is submitted to mediation, either Party may request the Dallas office of JAMS to appoint a Qualified mediator. The mediator so appointed shall be deemed to be Qualified.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(c)    The mediation shall be conducted in the Dallas metropolitan area at a place and a time agreed by the Parties with the mediator, or if the Parties cannot agree, as designated by the mediator. The mediation shall be held as soon as practicable, considering the schedules of the mediator and the Parties.

(d)    If either Party has a substantial need for information from the other Party in order to prepare for the mediation, the Parties shall attempt to agree on procedures for the formal exchange of information. If the Parties cannot agree, the mediator’s determination as to such issue shall govern such matters during the mediation.

(e)    Customer shall be represented in the mediation by at least its Customer Technical Alliance Manager or another natural Person with authority to settle the Dispute on behalf of Customer and, if desired, by counsel for Customer. Provider shall be represented in the mediation by at least its Provider Client Executive or another natural Person with authority to settle the Dispute on behalf of Provider and, if desired, by counsel for Provider. The Parties’ representatives in the mediation shall continue with the mediation as long as the mediator requests; provided, however, either Party may refer the Dispute to litigation in accordance with Section 3.5 hereof, if the Dispute is not resolved by the mediator within 30 Business Days after the initial referral to non-binding mediation, notwithstanding the pendency of such mediation.

(f)    [ * * * ]. Neither Party may employ or use the mediator as a witness, consultant, expert or counsel regarding the Dispute or any related matters.

3.5    Arbitration. Arbitration of an unresolved Dispute shall be conducted in the following manner:

(a)    Either Party may initiate arbitration by filing a demand for arbitration (the "Demand") in accordance with the American Rules of Arbitration (the "Arbitration Rules"). The Parties shall thereafter attempt to promptly agree upon and appoint a Panel of three arbitrators (the "Panel"). Each of those arbitrators must be Qualified, and at least two of those arbitrators must be included in the Complex Dispute List.

(b)    If the Parties are unable to agree upon any or all of the arbitrators within 10 days after the filing of the Demand (and do not agree to an extension of that 10-day period), either Party may request the Dallas office of JAMS to appoint a Qualified arbitrator or arbitrators (and at least two of whom must be included in the Complex Dispute List), necessary to complete the Panel in accordance with the Arbitration Rules. Each arbitrator so appointed shall be deemed to be Qualified and to be accepted by the Parties as part of the Panel.

(c)    The arbitration shall be conducted in the Dallas metropolitan area at a place and a time agreed by the Parties with the Panel, or if the Parties cannot agree, as designated by the Panel. The Panel may, however, call and conduct hearings and meetings at such other places as the Parties may agree or as the Panel may, on the motion of one Party, determine to be necessary to obtain significant testimony or evidence.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(d)    The Parties shall attempt to agree upon the scope and nature of any discovery for the arbitration. If the Parties do not agree, the Panel may authorize any and all forms of discovery, including depositions, interrogatories and document production, upon a showing of particularized need that the requested discovery is likely to lead to material evidence needed to resolve the Dispute.

(e)    The arbitration shall be subject to the Federal Arbitration Act and conducted in accordance with the Arbitration Rules to the extent they do not conflict with this Section 3.5. The Parties and the Panel may, however, agree to vary the provisions of this Section 3.5 or the matters otherwise governed by the Arbitration Rules.

(f)    The Panel has no power to:

(i)    rule upon or grant any extension, renewal or continuance of the Agreement; or

(ii)    award remedies or relief either expressly prohibited by the Agreement or under circumstances not permitted by the Agreement.

(g)    Unless the Parties otherwise agree, all Disputes regarding or related to the same topic or event that are subject to arbitration during the same time period shall be consolidated in a single arbitration proceeding.

(h)    A Party or other person involved in an arbitration under this Section 3.5 may join in that arbitration any Person other than a Party if:

(i)    the person to be joined agrees to resolve the particular Dispute or controversy in accordance with this Section 3.5 and the other provisions of this Exhibit applicable to arbitration; and

(ii)    the Panel determines, upon application of the person seeking joinder, that the joinder of that other person will promote the efficiency, expediency and consistency of the result of the arbitration and will not unfairly prejudice any other party to the arbitration.

(i)    The arbitration hearing shall be held within 60 days after the appointment of the Panel unless the Parties agree otherwise. Upon request of either Party, the Panel shall arrange for a transcribed record of the arbitration hearing, to be made available to both Parties.

(j)    The Panel’s final decision or award shall be made within 30 days after the hearing. That final decision or award shall be made by unanimous or majority vote or consent of the arbitrators constituting the Panel, and shall be deemed issued at the place of arbitration. The Panel shall issue a reasoned written final decision or award based on the Agreement and Texas law.

(k)    The Panel’s final decision or award may include:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(i)    recovery of Damages to the extent permitted by the Agreement; or

(ii)    injunctive relief in response to any actual or threatened breach of the Agreement or any other actual or threatened action or omission of a Party under or in connection with the Agreement.

(l)    The Panel’s final decision or award shall be final and binding upon the Parties, and judgment upon that decision or award may be entered in any court having jurisdiction over either or both of the Parties or their respective assets. The Parties specifically waive any right they may have to apply or appeal to any court for relief from the preceding sentence or from any decision of the Panel, or any question of law arising from or related to the Dispute, before or after the final decision or award.

(m)    [ * * * ]

4.	EXCEPTIONS
4.1    Injunctive Relief. Notwithstanding anything to the contrary in this Exhibit, either Party may seek provisional, temporary or preliminary injunctive relief (including without limitation the provision of Termination Assistance Services) from a court or other tribunal having jurisdiction, in response to an actual or threatened breach of the Agreement, or otherwise so as to avoid irreparable damage or maintain the status quo, until the Dispute is resolved.

4.2    Mutual Agreement. The Parties may take any other action to resolve the Dispute, whether or not permitted by or in conflict with this Exhibit, if the action is specifically agreed to in writing by the Parties.

4.3    Enforcement. Nothing in the Agreement, this Exhibit or otherwise shall limit the right of either Party to apply to a court or other tribunal having jurisdiction to enforce these Dispute Resolution Procedures.

5.	MISCELLANEOUS
5.1    Confidentiality. The proceedings of all negotiations and mediations as part of the Dispute Resolution Procedures shall at all times be privately conducted. The Parties agree that all information, materials, statements, conduct, communications, negotiations, mediations, offers of settlement, documents, decisions, and awards of either Party, in whatever form and however disclosed or obtained in connection with the Dispute Resolution Procedures:

(a)    shall be considered Confidential Information (subject to Section 16.2 (Exclusions) of the Master Agreement);

(b)    shall not be offered into evidence, disclosed, or used for any purpose other than the Dispute Resolution Procedures; and

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(c)    will not constitute an admission or waiver of rights.

5.2    Continued Performance. Except where prevented from doing so by the matter in Dispute, Provider agrees to continue performing its obligations under the Agreement while any good faith Dispute is being resolved unless and until such obligations are terminated by the termination or expiration of the Agreement.

5.3    Tolling. The exercise of these Dispute Resolution Procedures to resolve a Dispute shall toll the running of any statute of limitations applicable to that Dispute, effective as of the initial meeting pursuant to these Dispute Resolution Procedures specifically regarding the Dispute.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 7

INFORMATION SECURITY REQUIREMENTS
This is EXHIBIT 7, INFORMATION SECURITY REQUIREMENTS, to that certain Master Services Agreement, dated as of November 1, 2015 (the “Master Agreement”), between Sabre GLBL Inc. (“Customer”) and HP Enterprise Services, LLC (“Provider”).

1.0Introduction
In accordance with the Master Agreement, this Exhibit sets forth the information security requirements and standards to be followed by Provider (“Information Security Requirements”). The Information Security Requirements are deemed to be an inherent part of the Services. Provider will be responsible for implementing and following the Information Security Requirements, and for providing recommendations and guidance to Customer as reasonably requested on security architecture.
For the avoidance of doubt, unless otherwise stated herein or in the applicable Service Agreement, the Service Infrastructure will follow the Customer policies and procedures set forth in this Exhibit 7 and the applicable Service Agreement. Otherwise, Provider will follow Provider’s standard policies and procedures.

2.0    Definitions
Capitalized terms used in this Exhibit but not defined herein shall have the meaning ascribed to such terms in the Master Agreement and its Exhibits, including the “Definitions” Exhibit to the Master Agreement. Unless otherwise specified, references to “Section” refer to the applicable Section of this Exhibit.
As set forth in Section 2.3 of the Master Agreement, in the event of a conflict between the terms of this Exhibit and the terms of the Master Agreement, the terms of the Master Agreement shall prevail over the terms of this Exhibit.
“Focal Point” means, with respect to either Provider or Customer, the person designated by such Party with responsibility for day-to-day security management for such Party.
[ * * * ]
“Service Infrastructure” means, collectively, the Customer-specific Sites, Equipment, Provider Owned Software, Provider Licensed Software, and Customer Software used to deliver the Services.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.0    Data Management
a.    Audit.

1.	[ * * * ]

2.	[ * * * ]

4.0    Security Management
a.    [ * * * ]

1.	[ * * * ]

2.	[ * * * ]

3.	[ * * * ]

4.	[ * * * ]
b.    [ * * * ]

1.	[ * * * ]

(i)	[ * * * ]

(ii)	[ * * * ]

(iii)	[ * * * ]

2.	[ * * * ]
c.    [ * * * ]

1.	[ * * * ]

(i)	[ * * * ]

(ii)	[ * * * ]
d.    [ * * * ]

1.	[ * * * ]

2.	[ * * * ]

3.	[ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

4.	[ * * * ]
e.    Segregation of Duties
[ * * * ]

5.0    Physical Security
a.    Facilities.

1.	[ * * * ]

2.	[ * * * ]

3.	[ * * * ]

(i)	[ * * * ]

(ii)	[ * * * ]

(iii)	[ * * * ]

(iv)	[ * * * ]

(v)	[ * * * ]

(vi)	[ * * * ]

(vii)	[ * * * ]

(viii)	[ * * * ]

4.	[ * * * ]

5.	[ * * * ]
b.    [ * * * ]

1.	[ * * * ]

2.	[ * * * ]

3.	[ * * * ]

6.0    Logical Access Control
a.    Service Infrastructure.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[ * * * ]
b.    Security Administration.

1.	[ * * * ]

2.	[ * * * ]

3.	[ * * * ]
[ * * * ]

4.	[ * * * ]

5.	[ * * * ]

6.	[ * * * ]
c.    System and Network Security.

1.	[ * * * ]

2.	[ * * * ]

3.	[ * * * ]

4.	[ * * * ]

5.	[ * * * ]

6.	[ * * * ]

7.	[ * * * ]

8.	[ * * * ]

9.	[ * * * ]
d.    Encryption.

1.	[ * * * ]

2.	[ * * * ]

3.	[ * * * ]
e.    Record Keeping.
[ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

f.    Provider Personnel.

1.	[ * * * ]

2.	[ * * * ]

3.	[ * * * ]

4.	[ * * * ]
g.    Customer will:

1.	[ * * * ]

2.	[ * * * ]

7.0    Network Infrastructure Security
[ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 8

MARKET CURRENCY PROCEDURES
This is EXHIBIT 8, MARKET CURRENCY PROCEDURES, to that certain Master Services Agreement , dated as of November 1, 2015 (the “Master Agreement”), between Sabre GLBL Inc. (“Customer”) and HP Enterprise Services, LLC (“Provider”).

1.	INTRODUCTION
In accordance with Section 8.4 of the Master Agreement, this Exhibit sets forth the procedures for annual reviews and benchmark assessments of the competitiveness of the Charges for the applicable Services as compared with other services being offered in the marketplace that are of a similar scope, service levels, volume and complexity to the applicable Services (“Comparable Services”), [ * * * ] (the “Benchmarking Process”).

2.	DEFINITIONS
(a)Capitalized terms used herein will have the meanings set forth in the “Definitions” Exhibit to the Master Agreement unless otherwise defined herein. Unless otherwise specified, references to “Section” refer to the applicable Section of this Exhibit.
(b)As used herein, “Best Value” means that the Charges (i) for Select Mainframe Services, will be equal to or less than [ * * * ], and (ii) for any and all Services other than Select Mainframe Services, under each Service Agreement will be equal to or less than [ * * * ].
(c)“Select Mainframe Services” means the Services described in Attachment B-2 of Schedule B to Service Agreement No.1.

(d)[ * * * ]

3.    BENCHMARKING PROCESS AND PROCEDURES.
3.1.    Initiating Benchmarking.
(a)    The Benchmarking Process may be initiated by Customer at any time after [ * * * ] by giving at least 90 days’ prior Notice to Provider.
(b)    Customer shall select the Benchmarker from the List of Approved Benchmarkers set forth below. [ * * * ]. The Parties agree that the Benchmarker will not be compensated on a contingency fee basis.
(c)    This Section 3 describes the independent process used to validate that the applicable Services meet the Best Value requirements. Customer may, at its option, elect to

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

benchmark any combination of any of the following: [ * * * ]. The Benchmarking Process shall be conducted collaboratively with the Parties being fully and equally involved throughout.
(d)    The “List of Approved Benchmarkers” is:
[ * * * ]
[ * * * ]
[ * * * ]

3.2.    Benchmarking Process Methodology.
Customer, Provider and the Benchmarker shall conduct the Benchmarking Process according to the following methodology or other methodology proposed by the Benchmarker and agreed to by Customer and Provider:
(a)The Benchmarker shall select a representative sampling of other top tier outsourcing providers providing Comparable Services to organizations similar to Customer (“Comparators”). There shall be at least [ * * * ] Comparators, or such lesser number if the Comparator information available to the Benchmarker is comprised of a lesser number of Comparators [ * * * ]. In the event that the Parties and the Benchmarker cannot agree upon the Comparators, then the Benchmarker shall select the Comparators. The Benchmarker shall make adjustments to the Comparators as necessary to permit a normalized comparison, taking into account factors such as, but not limited to: [ * * * ]. The Benchmarker shall perform a price-based benchmark, comparing the total charges, in aggregate (as normalized pursuant to this Section 3), for the Services that are the subject of the benchmark (the “Benchmarked Services”), against the total charges applicable to similar services with respect to the selected Comparators [ * * * ].
(b)For each Comparator used to calculate a normalized analysis of the Comparators’ charges as compared to the Charges for the Benchmarked Services (the “Benchmark Results”), the Benchmarker shall disclose to Customer and Provider the demographic data (e.g., the total number of resource units and/or other basis on which charges are based, a general description of the service levels and service environment and other similar data) reasonably required for the Parties to understand the basis upon which the Benchmarker determined that the Comparators chosen by the Benchmarker comply with the requirements set forth above. Due to the confidential nature of Comparator data and nondisclosure agreements to which such data may be subject, the Benchmarker shall not be required to disclose the name of the Comparators, or other potentially identifying information that the Benchmarker believes may compromise the confidentiality of the data.
(c)The data used by the Benchmarker in the Benchmarking Process will be reasonably current, i.e., based on Services provided for Customer and services provided for the Comparators no more than 12 months prior to the start of the Benchmarking Process.
(d)The Benchmarker shall compare each Comparator’s contracted charges with Provider’s Charges for the Benchmarked Services.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(e)The Benchmarker shall use normalization techniques that the Benchmarker deems appropriate to use to generate the Benchmark Results. The Benchmarker shall fully explain its normalization techniques to Provider and Customer. [ * * * ]
(f)Customer and Provider agree (i) that the Benchmarker will conduct the Benchmarking Process in accordance with the Benchmarker’s own policies, methodologies, and practices, and the requirements of this Section 3, and (ii) to consult with the other Party regularly and cooperate reasonably with the Benchmarker in the Benchmarking Process activities. The Benchmarker will provide documentation to the Parties regarding its methodology, as well as explaining its normalization process, including pre- and post-normalization data for each Comparator, and shall provide such additional data, analysis and findings, including any supporting documentation, for the Benchmarker’s services to Provider and Customer as appropriate throughout the Benchmarking Process.
(g)Immediately after the Benchmarker’s release of its preliminary Benchmark Results (as set forth in subsection (i) below), Customer and Provider will be permitted to disclose price information under the relevant Service Agreement(s) to the Benchmarker (and if necessary to the Reviewer), subject to execution of an appropriate confidentiality agreement in accordance with Article 16 (Confidentiality and Data) of the Master Agreement. Provider shall not be obligated to disclose to the Benchmarker (or Reviewer, if applicable) data with respect to its costs or any other customers of Provider.
(h)All information provided to and obtained from the Benchmarker shall be simultaneously provided to both Provider and Customer unless otherwise agreed by the Parties. Such information shall be deemed to be confidential information of the providing Party (or, if such information originated with the Benchmarker and is not the Company Information of either Party, of both Parties) under the Master Agreement and shall be subject to the confidentiality agreement executed with the Benchmarker and shall not be used for any other purpose. The Benchmarker (and any Reviewer) shall contract to keep all information associated with the Charges and terms of the Master Agreement and Service Agreements confidential and secure and to use it for no other purposes, including the purpose of adding to any of its databases, except with the express written permission of both Parties.
(i)The Benchmarker shall prepare and concurrently submit to the Parties preliminary Benchmark Results. The Parties shall have ten Business Days to review and submit questions and comments to the Benchmarker. If there are issues raised regarding the preliminary Benchmark Results, either Party may request a joint session with the Benchmarker. If such request is made, the Benchmarker shall review the issues raised and any other materials submitted by either Party, and shall thereafter, as promptly and practicable, submit final Benchmark Results (including a comparison of the relevant Charges to the relevant Best Value standard(s)) to both Parties, including any revisions to the preliminary Benchmark Results (the date such final Benchmark Results are submitted is referred to herein as the “Completion Date”). [ * * * ]
(j)The Benchmarker shall prepare the complete and final Benchmark Results promptly, but no later than 90 days after the commencement of the Benchmarking Process by the Benchmarker. If the Benchmarker is for any reason unable to complete the Benchmarking Process within the time

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

period set forth in this Section 3, the Parties will reasonably extend such period to allow the Benchmarker to complete the Benchmarking Process.
3.3.    [ * * * ]
(a)[ * * * ]

(b)[ * * * ]

(c)[ * * * ]

(d)[ * * * ]

(e)[ * * * ]

3.4.    [ * * * ]
[ * * * ]

(a)    [ * * * ]
(b)    [ * * * ]
(i)    [ * * * ]
(ii)    [ * * * ]
[ * * * ]
(c)    [ * * * ]
3.5.    Access and Confidentiality.
Any Benchmarker and any Reviewer engaged as part of a Benchmarking Process shall agree in writing to be bound by the applicable confidentiality and security provisions specified in the Master Agreement. Each Party shall cooperate fully with the Benchmarker and shall provide reasonable access to the Benchmarker during such effort to permit Benchmarker to perform the Benchmarking.
3.6.    Cooperation and Assistance.
Each Party will provide, and ensure that its subcontractors (excluding in the case of Customer, Provider and Provider Agents) provide, all necessary cooperation, information, documents and assistance reasonably required to perform the Benchmarking.
3.7.    [ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 9

CUSTOMER POLICIES

This is EXHIBIT 9, CUSTOMER POLICIES, to that certain Master Services Agreement, dated as of November 1, 2015 (the “Master Agreement”), between Sabre GLBL Inc. (“Customer”) and HP Enterprise Services, LLC (“Provider”).

1.
Definitions. Capitalized terms used in this Exhibit but not defined herein shall have the meaning ascribed to such terms in the Master Agreement and its Exhibits, including the “Definitions” Exhibit to the Master Agreement. Unless otherwise specified, references to “Section” refer to the applicable Section of this Exhibit.

As set forth in Section 2.3 of the Master Agreement, in the event of a conflict between the terms of this Exhibit and the terms of the Master Agreement, the terms of the Master Agreement shall prevail over the terms of this Exhibit.

2.	Customer Policies.
It is Customer’s policy that the following practices be established, administered and maintained, as applicable to the Services. The Parties acknowledge that Provider has been provided with the Customer Policies in effect as of the Execution Date. Any updates to the Customer Policies will be provided to Provider at least thirty (30) days prior to the effective date of such updates. Provider will comply with such updates in accordance with the Change Control Procedures.

a.Privacy Laws. In provision of the Services defined herein and in any applicable Service Agreement, Provider shall be responsible for complying with Privacy Laws and the provisions set forth in Exhibit 11 (Privacy Requirements) pursuant to Section7.1 (b) of the Master Agreement.
b.Customer Security Policies. In provision of the Services defined herein and in any applicable Service Agreement, Provider shall be responsible for following Information Security Requirements as defined in Exhibit 7.
c.Travel and Expense Policy. In provision of the Services in any applicable Service Agreement, any travel and related expenses incurred by Provider shall be incurred in accordance with Customer’s travel and expense policy.
d.Code of Ethics Policy. In provision of the Services in any applicable Service Agreement, Provider shall have a formal code of ethics policy documented and distributed, and a process to monitor acknowledgement (e.g., new hire and annual).
e.Background Check Verification. In provision of the Services in any applicable Service Agreement, Provider shall have a formal background check verification process documented and executed, and verifiable compliance monitoring process available for

Customer review. Provider shall comply with the background check requirements listed in Exhibit 10.
f.Information Security Policies. In addition to the information security requirements set forth elsewhere in the Agreement, Provider shall have processes and procedures in place to comply with the following Customer Policies:

•	Information Security (ITS 100)

•	IT Risk Management (ITS 104)

•	Data Protection (ITS 105)

•	Access Control and Password Management (ITS 200)

•	Email and Messaging Policy (ITS201)

•	Remote Access (ITS 202)

•	Acceptable Use Policy (ITS 203)

•	Security Awareness and Protection Training (ITS 205)

•	Use of Personal Equipment (ITS 300)

•	Anti-Virus (ITS 302)

•	Intrusion Detection (ITS 400)

•	Production-Nonproduction Connectivity (ITS 401)

•	Patch Management (ITS 402)

•	Firewall and Router (ITS 403)

•	Change Management (ITS 501)

•	Incident Response (ITS 504)

•	Software Management (ITS 602)
g.Information Disclosure / Media / Investor communications. In provision of the Services in any applicable Service Agreement, Provider shall comply with Customer’s information disclosure, media and investor communications policies.
h.Suspected Thefts, Unauthorized Transactions and Similar Irregularities. In provision of the Services in any applicable Service Agreement, Provider shall comply with Customer’s policy regarding suspected thefts, unauthorized transactions and similar irregularities.
i.Records Storage Services. In provision of the Services in any applicable Service Agreement, Provider shall comply with Customer’s policy regarding record storage services.
j.Records Retention. In provision of the Services in any applicable Service Agreement, Provider shall comply with Customer’s policy regarding record retention.

k.Network LAN Drive Usage. In provision of the Services in any applicable Service Agreement, Provider shall comply with Customer’s policy regarding network LAN drive usage.

Exhibit 10

BACKGROUND INVESTIGATIONS

This is Exhibit 10, Background Investigations, to that certain Master Services Agreement, dated as of November 1, 2015 (the “Master Agreement”), between Sabre GLBL Inc. (“Customer”) and HP Enterprise Services, LLC (“Provider”).

1.	Definitions
Capitalized terms used in this Exhibit but not defined herein shall have the meaning ascribed to such terms in the Master Agreement and its Exhibits, including the “Definitions” Exhibit to the Master Agreement. Unless otherwise specified, references to “Section” refer to the applicable Section of this Exhibit.
As set forth in Section 2.3 of the Master Agreement, in the event of a conflict between the terms of this Exhibit and the terms of the Master Agreement, the terms of the Master Agreement shall prevail over the terms of this Exhibit.

2.	[ * * *]
2.1 [ * * * ]
(a)[ * * * ]

(i)	[ * * * ]
(b)[ * * * ]

(i)	[ * * * ]

(ii)	[ * * * ]
(c)[ * * * ]

(i)	[ * * * ]
3.[ * * * ]
(a)[ * * * ]
(b)[ * * * ]
(c)[ * * * ]

4.	[ * * * ]
[ * * * ]
(a)[ * * * ]

(b)[ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 11
Privacy requirements

This is Exhibit 11, Privacy REQUIREMENTS, to that certain Master Services Agreement, dated as of November 1, 2015 (the “Master Agreement”), between Sabre GLBL Inc. (“Customer”) and HP Enterprise Services, LLC (“Provider”).

A.	INTRODUCTION

This Exhibit sets forth the respective data management and data privacy responsibilities of Customer and Provider under the Master Agreement (“Privacy Requirements”), which are in addition to any specific Services described in any applicable Service Agreement(s). The Privacy Requirements are deemed to be an inherent part of the Services.
Attachment A of this Exhibit sets forth certain matters with respect to the Model Clauses executed by the Parties (and/or their Affiliates).

B.	DEFINITIONS

Capitalized terms used in this Exhibit shall have the meaning set forth below or, if not set forth below, the meaning ascribed to them in Master Agreement and its Exhibits, including the “Definitions” Exhibit to the Master Agreement. Unless otherwise specified, references to “Section” refer to the applicable Section of this Exhibit
As set forth in Section 2.3 of the Master Agreement, in the event of a conflict between the terms of this Exhibit and the terms of the Master Agreement, the terms of the Master Agreement shall prevail over the terms of this Exhibit.
“Authorized Third Parties” has the meaning set forth in Section 2.0.a.2 below.
“Certification” has the meaning set forth in Section 2.0.b.1 below.
“Data Protection Filings” has the meaning set forth in Section 1.0.a below.
“EEA” has the meaning set forth in Section 2.0.b.1 below.
“EU Data Directive” has the meaning set forth in Section 2.0.b.2 below.
“Model Clauses” means any EU standard contractual clauses permitting the transfer of personal data to processors outside the European Economic Area, that are promulgated in accordance with the EU Data Directive (or its successor), as may be amended from time-to-time.
“Safe Harbor” or “Safe Harbor Framework” (or words of similar import) means the U.S. Department of Commerce’s Safe Harbor program or an element of that program (as the case may be) in its current form as of the Effective Date.
“Safe Harbor Principles” means the principles with which participants in the Safe Harbor must comply.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

C.	PRIVACY REQUIREMENTS
1.0Data Management
a.Obligations with Respect to Privacy Laws.
Provider and Customer are each responsible for complying with their respective obligations with respect to Personally Identifiable Information under applicable Privacy Laws. Provider shall comply with its obligations as Customer’s service provider and as a data processor or subprocessor, as applicable, of any such Personally Identifiable Information under applicable Privacy Laws. Customer shall comply with its obligations as a data controller or data processor, as applicable, of any such Personally Identifiable Information under applicable Privacy Laws. For the avoidance of doubt, as between Customer and Provider, Customer shall be and remain the controller of the Personally Identifiable Information for purposes of the Privacy Laws, with rights to determine the purposes for which the Personally Identifiable Information is accessed, stored and Processed.
From time-to-time during the Term, Customer may request Provider, and Provider agrees to assist and cooperate fully (at Customer’s expense), to: (i) execute additional documentation to permit the transfer and Processing of Personally Identifiable Information outside of a jurisdiction, including Model Clauses or documentation related to maintaining its Safe Harbor Certification (as set forth in Section 2.0.b below) and/or any similar safe harbors or exemptions to Privacy Laws as such relate to the Services; (ii) assist the Customer Group in fulfilling registration requirements under Privacy Laws, including without limitation, providing requested information and registering with data protection authorities as requested by Customer in order to permit Customer and Provider to achieve the purposes of the Master Agreement; or (iii) assist the Customer Group with responding to any data protection authority, Governmental Authority, or other Third Party requests to the extent necessary to comply with Privacy Laws (collectively, “Data Protection Filings”). Provider shall work with Customer to execute Data Protection Filings designated by Customer within timeframes reasonably required to meet deadlines imposed by the data protection authority, Governmental Authority, or other Third Party. Further, Provider will cooperate in good faith with any request by Customer to respond to a Data Protection Filing request, and upon receipt of such a request, will: (a) respond in a complete and accurate manner, and (b) work with Customer to provide the response to Customer in writing within timeframes reasonably required to meet deadlines imposed by the data protection authority, Governmental Authority, or other Third Party. Provider acknowledges and agrees that each copy of the Data Protection Filings executed pursuant to this Exhibit shall constitute Company Information of Customer.
b.Information Requests.

1.	If the Customer Group is required to provide information regarding Personally Identifiable Information, Provider will respond promptly to Customer’s inquiries concerning such Personally Identifiable

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Information and will reasonably cooperate with the Customer Group in providing such information. If Provider receives a direct request for Personally Identifiable Information, Provider shall promptly direct the request to Customer.

2.
Upon Provider’s or Customer’s reasonable written request, Customer or Provider will provide the other with such information that it has regarding Personally Identifiable Information and its Processing that is necessary to enable the requester to comply with its obligations under this Section.

3.
Provider consents to Customer Group providing information relating to Provider’s obligations under this Exhibit to Customer Group’s customers and potential customers, and agrees to cooperate and provide reasonable assistance to Customer Group in responding to requests from its customers and potential customers relating to this Exhibit. Such customers and potential customers shall be required to maintain the confidentiality of this information consistent with Customer’s confidentiality obligations under the Master Agreement.

2.0[ * * * ]
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2.	[ * * * ]
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(5)[ * * * ]

3.	[ * * * ]
(1)[ * * * ]
(2)[ * * * ]
(3)[ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(4)[ * * * ]
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4.	[ * * * ]

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6.	[ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit 12

INSURANCE REQUIREMENTS

This is Exhibit 12, insurance requirements, to that certain Master Services Agreement, dated as of November 1, 2015 (the “Master Agreement”), between Sabre GLBL Inc. (“Customer”) and HP Enterprise Services, LLC (“Provider”).

1.	INTRODUCTION

In accordance with Section 21.1 of the Master Agreement, this Exhibit sets forth the insurance coverages and limit requirements for Provider and Provider Agents.

2.	DEFINITIONS

Capitalized terms used in this Exhibit but not defined herein shall have the meaning ascribed to such terms in the Master Agreement and its Exhibits, including the “Definitions” Exhibit to the Master Agreement, and its Schedules (including the “Definitions” Schedule), Attachments, and Appendices. Unless otherwise specified, references to “Section” refer to the applicable Section of this Exhibit.
In the event of a conflict between the provisions of this Service Agreement and the Master Agreement, the provisions of Section 2.3 of the Master Agreement shall control such conflict. As set forth in Section 2.3 of the Master Agreement, in the event of a conflict between the terms of this Exhibit and the terms of the Master Agreement, the terms of the Master Agreement shall prevail over the terms of this Exhibit.

3.	INSURANCE COVERAGES AND LIMITS
During the Term of the Agreement and for a period of at least one year thereafter, Provider and each Provider Agent that provides or performs any of the Services shall maintain and keep in force, at its own expense and without limiting its indemnity obligations as set forth in Section 20 of the Master Agreement, the insurance coverages and limits set forth below, in accordance with the provisions of Section 21.1 of the Master Agreement:

(a)
Workers’ compensation insurance, with statutory limits as required by the various Laws and regulations applicable to the employees of Provider and any Provider Agent that provides or performs any of the Services;

(b)
Employer’s liability insurance, for employee bodily injuries and deaths, with a limit of [* * *] each accident. Umbrella or excess liability insurance may be used to satisfy the limit requirement in this Section 3(b). Such umbrella or excess liability policy shall follow the form of the primary coverage set forth herein, exceed the underlying policy without gaps in limits and provide coverage as broad as the underlying insurance coverage;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(c)
Commercial general liability insurance, covering claims for bodily injury, death and property damage, including premises and operations, independent contractors, products, services and completed operations (as applicable to the Services), personal injury, contractual and property damage liability coverages, with limits as follows: [* * *] each occurrence for bodily injury, death and property damage and [* * *] in the aggregate. Umbrella or excess liability insurance may be used to satisfy the limit requirement in this Section 3(c). Such umbrella or excess liability policy shall follow the form of the primary coverage set forth herein, exceed the underlying policy without gaps in limits and provide coverage as broad as the underlying insurance coverage;

(d)
Comprehensive automobile liability insurance, covering owned, non-owned and hired vehicles, with limits as follows: [* * *] combined single limit for bodily injury, death and property damage per occurrence. Umbrella or excess liability insurance may be used to satisfy the limit requirements in this Section 3(d). Such umbrella or excess liability policy shall follow the form of the primary coverage set forth herein, exceed the underlying policy without gaps in limits and provide coverage as broad as the underlying insurance coverage;

(e)
All-risk property insurance, on a replacement cost basis, covering the real and personal property of Provider which Provider is obligated to insure by the Agreement; such real and personal property may include buildings, equipment, furniture, fixtures and supply inventory;

(f)
Professional liability and technology errors and omissions insurance (including cyber-security and privacy liability coverage) (collectively, “E&O Coverage”) covering liability for all loss or damages arising out of the Services provided by Provider or any Provider Agent under the Agreement, with a limit of [* * *] per claim and annual aggregate. All coverage under this Section 3(f) shall comply with the following requirements:

The retroactive coverage date shall be no later than the retroactive date in effect for Provider’s current professional liability policy or technology errors and omissions policy (or any other policy providing cyber-security and/or privacy liability coverage). The policy shall be a “claims made” policy. Provider shall maintain an extended reporting period or procure “tail” coverage providing that claims first made and reported to the carrier within two years after termination of the Agreement will be deemed to have been made during the policy period.
The E&O Coverage shall be written as primary with respect to any insurance issued directly to or maintained by Customer or Customer Group. The E&O Coverage must not include any exclusion for contractual liability arising under this Agreement or other agreements entered into by Customer or Customer Group, or otherwise exclude cyber-security or privacy liability or other risks arising out of Provider’s or any Provider Agent’s Services under the Agreement; and

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(g)
Comprehensive crime insurance covering dishonest acts of employees, agents, contractors and subcontractors; such insurance to be written for limits of [* * *] and include Customer as a joint loss payee.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.